          As filed with the Securities and Exchange Commission on April 26, 2012

                                            1933 Act Registration No. 333-141772

                                             1940 Act Registration No. 811-08651

                                                              CIK No. 0001055225
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 67

     LLANY Separate Account R for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                                Lincoln SVULone

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2011 was filed March 26, 2012.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2012 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------

     This prospectus describes Lincoln SVULONE, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust



     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2012

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         8
    Fund Participation Agreements.................         9
    Distribution of the Policies and
      Compensation................................         9
    Sub-Accounts and Funds........................        10
    Sub-Account Availability and Substitution of
      Funds.......................................        16
    Voting Rights.................................        16
POLICY CHARGES AND FEES...........................        17
    Premium Load; Net Premium Payment.............        17
    Surrender Charges.............................        17
    Partial Surrender Fee.........................        18
    Transfer Fee..................................        18
    Mortality and Expense Risk Charge.............        18
    Fixed Account Asset Charge....................        18
    Cost of Insurance Charge......................        19
    Administrative Fee............................        19
    Policy Loan Interest..........................        19
    Rider Charges.................................        19
YOUR INSURANCE POLICY.............................        19
    Application...................................        20
    Owner.........................................        21
    Right To Examine Period.......................        21
    Initial Specified Amount......................        21
    Transfers.....................................        21
    Market Timing.................................        22
    Optional Sub-Account Allocation Programs......        24
    Riders........................................        24


Contents                                                 Page
--------------------------------------------------      -----
    Continuation of Coverage......................        29
    Termination of Coverage.......................        29
    State Regulation..............................        29
PREMIUMS..........................................        29
    Allocation of Net Premium Payments............        29
    Planned Premiums; Additional Premiums.........        30
    Policy Values.................................        30
DEATH BENEFITS....................................        31
    Death Benefit Options.........................        31
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        32
    Death Benefit Proceeds........................        33
POLICY SURRENDERS.................................        33
    Partial Surrender.............................        34
POLICY LOANS......................................        34
LAPSE AND REINSTATEMENT...........................        35
    No-Lapse Protection...........................        35
    Reinstatement of a Lapsed Policy..............        36
TAX ISSUES........................................        36
    Taxation of Life Insurance Contracts in
      General.....................................        36
    Policies That Are MECs........................        37
    Policies That Are Not MECs....................        38
    Last Survivor Contract........................        39
    Other Considerations..........................        39
    Fair Market Value of Your Policy..............        40
    Tax Status of Lincoln Life....................        40
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        40
LEGAL PROCEEDINGS.................................        40
FINANCIAL STATEMENTS..............................        41
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        42

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and Accumulation Values to the Fixed Account.

No-Lapse Protection. Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on net premiums will increase the duration of lapse protection. Partial Surrenders and adjustments for rider rates and fees will reduce the duration of lapse protection. Refer to the section of this prospectus headed "No-Lapse Enhancement Rider" for more information about the determination of the duration of lapse protection.

If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:


1) you meet the requirements to prevent termination of this rider;

2) the duration of lapse protection has not ended; and


3) either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero.


Refer to the subsection headed "Rider Termination" for more information.


Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy Accumulation Value. The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the investments of all Owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain Automatic Rebalancing and comply with these investment restrictions in order to keep this rider in effect.




Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.





                                              Table I: Transaction Fees
                                           When Charge                                     Amount
          Charge                           is Deducted                                    Deducted
 Maximum sales charge           When you pay a Premium.                7% from each Premium Payment.1
 imposed on Premiums
 (Premium Load)
 Surrender Charge*2             Upon full surrender of your
                                Policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The Surrender Charge ranges from a maximum
  Minimum Charge                                                       of $60.00 to a minimum of $0.00 per $1,000 of
                                                                       Specified Amount.
  Charge for a                                                         For a male, age 55, nonsmoker, and a female,
  Representative Insured                                               age 55, nonsmoker, in year one, the maximum
                                                                       Surrender Charge is $21.16 per $1,000 of
                                                                       Specified Amount.
 Partial Surrender Fee          N/A                                    There is no charge for a partial surrender.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any Policy Year.
 Surrender Value                One-time charge at issue (if           $500
 Enhancement Rider              elected).
 (optional)


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.

  2 During the life of the policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.





                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of Net Amount at Risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 5,000% of the standard rate.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the guaranteed maximum
                                                                 monthly cost of insurance rate is $0.02 per
                                                                 $1,000 of Net Amount at Risk in the year of
                                                                 policy issue.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.3
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50% in all Policy Years.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first 120 months from issue date or
  Minimum Charge                                                 increase in Specified Amount, there is an
                                                                 expense charge. The monthly charge ranges
                                                                 from a maximum of $1.42 per $1,000 of Initial
                                                                 Specified Amount or increase in Specified
                                                                 Amount to a minimum of $0.01 per $1,000 of
                                                                 Initial Specified Amount or increase in Specified
                                                                 Amount.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the maximum monthly
                                                                 expense charge is $0.11 per $1,000 of Initial
                                                                 Specified Amount or increase in Specified
                                                                 Amount.

                Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                           Amount
         Charge               is Deducted                          Deducted
 Policy Loan Interest        Annually           5.5% annually of the amount held in the Loan
                                                Account.4


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.
  3 Guaranteed at an effective annual rate of 0.50% in policy years 1-10, and 0.20% in policy years 11 and beyond.

     4 Annual interest rate of 5.5% in years 1-10, and 4.5% in years 11 and later.




                 Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                Amount
           Charge                         is Deducted                               Deducted
 No-Lapse Enhancement             N/A                              There is no charge for this rider.
 Rider
 Overloan Protection Rider        One-time charge when you         Maximum charge of 5% of the then current
                                  elect to use the benefit.        Accumulation Value.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.97% 5         0.28%
 (12b-1) fees, and other expenses.



  5 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.22%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account R for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on January 29, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year premium and 27% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds


The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital .
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 21, 2012. Consult your financial advisor.


     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.


     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o Global Allocation V.I. Fund (Class I): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

        o REIT Series (Standard Class): Total return.


     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.



     o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

     o DWS Equity 500 Index VIP Portfolio (Class A): Replicate S&P 500 (Reg.
       TM) Index before deduction of expenses.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

     o DWS Small Cap Index VIP Portfolio (Class A): Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management
       & Research Company and FMR Co., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.


     o Overseas Portfolio (Service Class): Long-term growth of capital.

       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisors, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18,
  2009. Consult your financial advisor.

     o Templeton Growth Securities Fund (Class 1): Long-term capital growth. This fund is available only to existing policy owners as of May 21,
2007. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       Return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)


     o LVIP Delaware Bond Fund (Standard Class): Maximum current income.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*


     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
       (formerly LVIP Total Bond Fund)


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.

       (Subadvised by Janus Capital Management LLC)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management Inc.)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)


     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.


     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.


     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500
       Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)


     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date appraoches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial

     o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


     o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

     o Mid-Cap Intrinsic Value Portfolio (I Class): Long-term growth. (formerly Regency Portfolio)

       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or


2) the Sub-Account has not attracted significant Owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and Fixed Account subject to the charge.

The Monthly Deductions are made on the "Monthly Anniversary Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.




Premium Load; Net Premium Payment


We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment in Policy Years 1-20, and 4% in Policy Years 21 and beyond. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment."




Surrender Charges


A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs.

The Surrender Charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for full surrenders and 10 years for decreases in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:

     1) occurs after the tenth Policy Anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or


     3) is caused by a Partial Surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.


B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;


     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.

Upon Full Surrender of your Policy following a policy decrease, the Surrender Charge will be calculated as the entire amount shown in the Policy specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee


No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.




Transfer Fee


For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.




Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed at an effective annual rate of 0.50% in policy years 1-10, and 0.20% in policy years 11 and beyond. The current charge is 0.50% in policy years 1-10, 0.20% in policy years 11-20, and 0.00% in policy years 21 and beyond.



Fixed Account Asset Charge


We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all Policy Years. The current charge is 0.50% in Policy Years 1 - 10, 0.20% in Policy Years 11 - 20, and 0.00% in Policy Years 21 and beyond.

Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each Policy Year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee


There is a flat Monthly Deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in Specified Amount, there is an expense charge which will never exceed $1.42 per $1,000 of Initial Specified Amount or increase in Specified Amount. The charge is based on the ages of both insureds and the Specified Amount. If an increase occurs, the current insurance ages will be used to determine the expense charge for the new coverage.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the Loan Account Value in all years.




Rider Charges

Surrender Value Enhancement Rider. There is a one-time charge of $500 at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the insureds and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue ages; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No Lapse premium; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and ages are determined.

Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insureds age, underwriting category, and gender, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.




Owner


The Owner on the date of policy issue is designated in the policy specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) optional riders;


3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as at least one of the insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.



Right To Examine Period

You may return your Policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the Policy (60 days for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you all Premium Payments. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:


1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy Owners or as applicable to all policy Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.


If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


If Dollar Cost Averaging is desired, it must be elected at issue.


Dollar Cost Averaging terminates automatically:


1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;


2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;


3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.




Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.

Surrender Value Enhancement Rider: If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting requirements for this rider. If your Policy is Fully Surrendered in the first five Policy Years, this rider provides enhanced cash Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced cash Surrender Value for Partial Surrenders, loans, and in connection with an external exchange of this Policy for any other policy. There is a one-time charge of $500 at issue for this rider.

No-Lapse Enhancement Rider: We will automatically issue this rider with your Policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and adjustments for rider reference rates and fees will reduce the duration of lapse protection.

If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:


1) you meet the requirements to prevent termination of this rider;

2) the duration of lapse protection has not ended; and


3) either the no-lapse value or the reset account value, less any Indebtedness, is greater than zero.


Refer to the subsection headed "Rider Termination" for more information.


The rider consists of the no-lapse value provision and the reset account value provision. Under this rider, your Policy will not lapse as long as either the no-lapse value or the reset account value, less any Indebtedness, is greater than zero. If both the no-lapse value and the reset account value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The no-lapse value and reset account value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.

If either provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create accumulation value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the no-lapse value and reset account value based on a set of rates and fees which are reference rates and fees only, and which differ from the rates and fees we use to calculate the Accumulation Value of the Policy. Each provision's value is based on a set of reference rates and fees unique to that provision. At the time we issue the Policy, we fix the schedules of reference rates and fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of reference rates and fees applicable to your Policy.

On each Monthly Anniversary Day, the no-lapse value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the no-lapse value on the preceding Monthly Anniversary Day.

2) is all Net Premiums received since the preceding Monthly Anniversary Day.

3) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.


4) is accumulated interest.

5) is the no-lapse Monthly Deduction for the month following the Monthly Anniversary Day.

6) is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than the Monthly Anniversary Day, the no-lapse value will be the no-lapse value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.

The no-lapse value on the Policy Date will be the net initial Premium received less the no-lapse Monthly Deduction for the first policy month.

On each Monthly Anniversary Day, the reset account value will be calculated as
1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the reset account value on the preceding Monthly Anniversary Day.

2) is all Net Premiums received since the preceding Monthly Anniversary Day.

3) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.


4) is accumulated interest.


5) is the reset account Monthly Deduction for the month following the Monthly Anniversary Day.

6) is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than the Monthly Anniversary Day, the reset account value will be the reset account value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.

The reset account value on the Policy Date will be the net initial Premium received less the reset account Monthly Deduction for the first policy month.

On each Policy Anniversary, the reset account value may increase to reflect positive investment performance. If the reset account value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the reset account value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.

You will select a guaranteed minimum death benefit when you apply for your Policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the no-lapse value provision. It will be shown on the policy specifications page.

The initial guaranteed minimum death benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a no-lapse value and/or reset account value greater than zero. If the policy Specified Amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the guaranteed minimum death benefit will not automatically increase.

If the Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit. If the no-lapse value provision is actively keeping the Policy from lapsing, the death benefit is the guaranteed minimum death benefit less any

Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death, which may be less than the Specified Amount of the Policy.

If the reset account value provision is actively keeping the Policy from lapsing, the death benefit is the lesser of the current Specified Amount and Initial Specified Amount, each reduced by any Indebtedness. If the requirements of both of these provisions are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.

If this rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect.

During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic Rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your policy will include a listing of the Sub-Accounts available as of the policy date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously provided authorization in writing for telephone or other electronic transfers. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.

The duration of the no-lapse coverage will be determined monthly by referencing the no-lapse account value and the reset account value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the no-lapse value and reset account value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider rates and fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, and result in a lower no-lapse value and reset account value, with a shorter duration of no-lapse protection.


The duration of the lapse protection provided by this rider may be reduced if:


1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value or reset account value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the no-lapse value and the reset account value. In general, later Premium Payments are credited with less interest over time, resulting in a lower no-lapse value and reset account value. A lower no-lapse value or reset account value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:


Sample Policy

o Insureds: Male Nonsmoker and Female Nonsmoker, each age 55


o Specified Amount: $1,000,000

o Planned annual Premium Payment: $9,000


Duration of lapse protection:


1) if Premiums are received on the planned payment date each year: 334 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
332 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the no-lapse value and the reset account value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial adviser.


Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the younger insured reaches, or would have reached, age 100; or


2) surrender or termination of the Policy; or

3) Automatic Rebalancing is discontinued; or


4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.


Depending on the state in which your Policy was issued, if your Policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the Policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

If your Policy is issued on or after May 22, 2006, we will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Continuation of Coverage


If at least one of the insureds is still living when the younger insured attains, or would have attained, age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept Premium Payments;


2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.



Termination of Coverage

All policy coverage terminates on the earliest of:


1) surrender of the Policy;


2) death of the second insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force.




State Regulation


New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.



PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No Lapse provision or to keep the Policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.




Allocation of Net Premium Payments


Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.

Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.




Policy Values


Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;


3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.


The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.


In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.5% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



DEATH BENEFITS

The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any Indebtedness; or


2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.




 Option           Death Benefit Proceeds Equal to the                 Variability
    1         Specified Amount (a minimum of $250,000)        None; level death benefit

 Option                          Death Benefit Proceeds Equal to the                                  Variability
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the second insured's death, less any Partial Surrenders           time, depending on the amount
              after the date of death (i.e. Partial Surrender amounts we may have           of Premium paid and the
              paid to the Owner after the date of the insured's death but before the        investment performance of the
              death of the insured was reported to us).                                     underlying Sub-Accounts or the
                                                                                            Fixed Account.



If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $250,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed from option 2 to 1 by the owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.





 Option change                                                   Impact
     1 to 2          This change is not allowed.
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.



A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for a Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.

The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Proceeds


Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account Value to the Fixed Account and then surrender the Policy for reduced guaranteed nonparticipating paid-up insurance. No monthly Administrative Fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the Surrender Value will purchase as a net single Premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original Policy. The paid-up insurance will not include any additional benefits provided by rider under the original Policy.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see "Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.


Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.





   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount.
         2              Will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS

You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln

Life credits interest to the Loan Account Value at a rate of 4.5% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.



LAPSE AND REINSTATEMENT

If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;


3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or


5) because of a combination of any of these factors.


If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




No-Lapse Protection


Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the no-lapse value provision and the reset account value provision. Under this rider, your Policy will not lapse as long as either the no-lapse value or the reset account value, less any Indebtedness, is greater than zero. The no-lapse value and reset account value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.




Reinstatement of a Lapsed Policy


If your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, if both insureds are living, provided:


1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy Lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES

The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the Policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy

Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Last Survivor Contract


Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the Policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured




Other Considerations


Insured Lives Past Age 100. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger insured attains age 100.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life


Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.



RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.



FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).



                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141772
1940 Act Registration No. 811-08651

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for



                            Lincoln SVULONE product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                  Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY SVULONE product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
    Administrative Services....................             5
POLICY INFORMATION.............................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Change of Ownership........................             5
    Beneficiary................................             5
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             7
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Gender..............             7
    Suicide....................................             8
    Estate Tax Repeal Rider....................             8
PERFORMANCE DATA...............................             8
FINANCIAL STATEMENTS...........................             9
    Separate Account...........................           R-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $257,383 in 2011, $587,894 in 2010 and $256,877 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.




Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements


We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.




Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

You may exchange your policy for separate single life policies on each of the insureds under any of the following change of plan events:

(1) The Internal Revenue Code (IRC) is changed resulting in (a) the repeal of the unlimited marital deduction provision; or (b) a reduction of at least 50% of the tax rate in the maximum federal estate bracket in effect on the policy date;

(2)  the insureds are legally divorced while this policy is in force; or

(3)  the insureds business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change of plan event;

(2) the request by the owner to exercise the option must be in writing;

(3) the request by the owner, together with evidence, satisfactory to the Company, of the existence of a change of plan event must be received by our Administrative Office on or within 6 months of the change of plan events described in items (1) and (3) above or on or within 24 months of the change of plan event described in item (2) above. If there is an assignment on the policy, the assignee must consent, in writing, to the exchange;

(4) if the change of plan event is the legal divorce of the insureds, the insureds may not be remarried to each other as of the date the new policy takes effect, and the policy split may not become effective on or within 24 months following the legal divorce;

(5) each proposed owner must have an insurable interest in the lives of the insureds on his or her policy;

(6) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy; and

(7)  any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age, sex and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for a premium class that is available.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company follow.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying consolidated balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln Life & Annuity Company of New York at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                                     /s/ Ernst & Young LLP

                                                     Philadelphia, Pennsylvania
                                                     March 30, 2012

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                   AS OF DECEMBER 31,
                                                                                   ------------------
                                                                                      2011     2010
                                                                                    -------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $6,660; 2010 -- $6,429)    $ 7,288   $ 6,659
      Equity securities (cost: 2011 and 2010 -- $2)                                       3         3
   Mortgage loans on real estate                                                        264       225
   Policy loans                                                                         419       431
   Other investments                                                                      1         1
                                                                                    -------   -------
         Total investments                                                            7,975     7,319
Cash and invested cash                                                                   17        48
Deferred acquisition costs and value of business acquired                               585       731
Premiums and fees receivable                                                              5         5
Accrued investment income                                                                97        93
Reinsurance recoverables                                                                564       484
Reinsurance related embedded derivatives                                                 13        19
Goodwill                                                                                 60       162
Other assets                                                                             92       115
Separate account assets                                                               2,677     2,660
                                                                                    -------   -------
         Total assets                                                               $12,085   $11,636
                                                                                    =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                            $ 1,676   $ 1,585
Other contract holder funds                                                           5,333     5,208
Other liabilities                                                                       445       304
Separate account liabilities                                                          2,677     2,660
                                                                                    -------   -------
         Total liabilities                                                           10,131     9,757
                                                                                    =======   =======
CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                       941       940
Retained earnings                                                                       775       879
Accumulated other comprehensive income (loss)                                           238        60
                                                                                    -------   -------
         Total stockholder's equity                                                   1,954     1,879
                                                                                    -------   -------
            Total liabilities and stockholder's equity                              $12,085   $11,636
                                                                                    =======   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2011   2010   2009
                                                                                             ----   ----   ----
REVENUES
Insurance premiums                                                                           $128   $127   $104
Insurance fees                                                                                266    259    255
Net investment income                                                                         417    418    408
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                 (25)   (20)   (90)
   Portion of loss recognized in other comprehensive income                                     7      5     31
                                                                                             ----   ----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (18)   (15)   (59)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (9)    (2)    (6)
                                                                                             ----   ----   ----
         Total realized gain (loss)                                                           (27)   (17)   (65)
Other revenues and fees                                                                        --     --     (1)
                                                                                             ----   ----   ----
      Total revenues                                                                          784    787    701
                                                                                             ----   ----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             207    207    209
Benefits                                                                                      274    254    225
Underwriting, acquisition, insurance and other expenses                                       200    158    159
Impairment of intangibles                                                                     102     --     --
                                                                                             ----   ----   ----
   Total benefits and expenses                                                                783    619    593
                                                                                             ----   ----   ----
      Income (loss) before taxes                                                                1    168    108
      Federal income tax expense (benefit)                                                     32     55     35
                                                                                             ----   ----   ----
         Net income (loss)                                                                   $(31)  $113   $ 73
                                                                                             ====   ====   ====

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2011     2010     2009
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  940
Stock compensation/issued for benefit plans                        1       --       --
                                                              ------   ------   ------
   Balance as of end-of-year                                     941      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  879      846      757
Cumulative effect from adoption of new accounting standards       --       --       16
Comprehensive income (loss)                                      147      203      269
Less other comprehensive income (loss), net of tax               178       90      196
                                                              ------   ------   ------
   Net income (loss)                                             (31)     113       73
Dividends declared                                               (73)     (80)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     775      879      846
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   60      (30)    (210)
Cumulative effect from adoption of new accounting standards       --       --      (16)
Other comprehensive income (loss), net of tax                    178       90      196
                                                              ------   ------   ------
   Balance as of end-of-year                                     238       60      (30)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,954   $1,879   $1,756
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2011    2010    2009
                                                                               -----   -----   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $ (31)  $ 113   $    73
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                           60      28        27
   Change in premiums and fees receivable                                         --      --        (2)
   Change in accrued investment income                                            (4)     (1)       (6)
   Change in future contract benefits and other contract holder funds            (75)    (84)     (140)
   Change in reinsurance related assets and liabilities                          (79)     25        92
   Change in federal income tax accruals                                          15      40        44
   Realized (gain) loss                                                           27      17        65
   Impairment of intangibles                                                     102      --        --
   Other                                                                          42     (18)       (5)
                                                                               -----   -----   -------
      Net cash provided by (used in) operating activities                         57     120       148
                                                                               -----   -----   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (857)   (920)   (1,150)
Sales of available-for-sale securities                                           100     210       271
Maturities of available-for-sale securities                                      500     451       384
Purchases of other investments                                                  (132)   (119)      (18)
Sales or maturities of other investments                                         105     135        70
                                                                               -----   -----   -------
      Net cash provided by (used in) investing activities                       (284)   (243)     (443)
                                                                               -----   -----   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable        620     583       663
Withdrawals of fixed account values, including the fixed portion of variable    (284)   (346)     (308)
Transfers to and from separate accounts, net                                     (68)    (51)      (50)
Common stock issued for benefit plans and excess tax benefits                      1      --        --
Dividends paid to stockholders                                                   (73)    (80)       --
                                                                               -----   -----   -------
      Net cash provided by (used in) financing activities                        196     106       305
                                                                               -----   -----   -------
Net increase (decrease) in cash and invested cash                                (31)    (17)       10
Cash and invested cash as of beginning-of-year                                    48      65        55
                                                                               -----   -----   -------
      Cash and invested cash as of end-of-year                                 $  17   $  48   $    65
                                                                               =====   =====   =======

                 See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, generally recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components

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that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking -- assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, certain reinsurance assets, receivables resulting from

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sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account


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balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 3% of the face amount of insurance in force, and dividend expenses were $24 million, $27 million and $29 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.


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For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.


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2.   NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 18 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments -- Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-tem-porarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 3, and the amount of OTTI recognized in accumulated OCI is provided in Note 11.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 3.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in ASU 2011-11 beginning with our 2013 financial statements, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.


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COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 with our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $51 million to $62 million. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC balances as of January 1, 2012, through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or


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redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                  AS OF DECEMBER 31, 2011
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $5,253    $626    $ 84   $ 9  $5,786
U.S. Government bonds                             28       7      --    --      35
Foreign government bonds                          50       7      --    --      57
RMBS                                             791      70       8    13     840
CMBS                                             130       5       9    --     126
CDOs                                               3      --      --    --       3
State and municipal bonds                        294      37       1    --     330
Hybrid and redeemable preferred securities       111      10      10    --     111
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,660     762     112    22   7,288
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,662    $763    $112   $22  $7,291
                                              ======    ====    ====   ===  ======

                                                  AS OF DECEMBER 31, 2010
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $4,898    $348    $ 93   $13  $5,140
U.S. Government bonds                             29       4      --    --      33
Foreign government bonds                          28       2      --    --      30
RMBS                                             889      45      23    12     899
CMBS                                             200       8      25    --     183
CDOs                                               3      --      --    --       3
State and municipal bonds                        257       1       8    --     250
Hybrid and redeemable preferred securities       125       6      10    --     121
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,429     414     159    25   6,659
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,431    $415    $159   $25  $6,662
                                              ======    ====    ====   ===  ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                           AS OF DECEMBER 31, 2011
                                           -----------------------
                                              AMORTIZED    FAIR
                                                COST      VALUE
                                              ---------  -------
Due in one year or less                         $  237   $  240
Due after one year through five years            1,000    1,070
Due after five years through ten years           2,203    2,455
Due after ten years                              2,296    2,554
                                                ------   ------
   Subtotal                                      5,736    6,319
                                                ------   ------
MBS                                                921      966
CDOs                                                 3        3
                                                ------   ------
      Total fixed maturity AFS securities       $6,660   $7,288
                                                ======   ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                          AS OF DECEMBER 31, 2011
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $225      $17      $246     $ 76      $471    $ 93
RMBS                                                               68       14        53        7       121      21
CMBS                                                                8       --        19        9        27       9
State and municipal bonds                                           9       --        10        1        19       1
Hybrid and redeemable preferred securities                         31        2        29        8        60      10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $341      $33      $357     $101      $698    $134
                                                                 ====      ===      ====     ====      ====    ====
Total number of AFS securities in an unrealized loss position                                                   267
                                                                                                                ===

                                                                          AS OF DECEMBER 31, 2010
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $505      $26      $371      $ 80    $  876   $106
RMBS                                                               42       14        94        21       136     35
CMBS                                                                4       --        39        25        43     25
State and municipal bonds                                         179        7         8         1       187      8
Hybrid and redeemable preferred securities                         21        2        43         8        64     10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $751      $49      $555      $135    $1,306   $184
                                                                 ====      ===      ====      ====    ======   ====
Total number of AFS securities in an unrealized loss position                                                   401
                                                                                                                ===

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                            AS OF DECEMBER 31, 2011
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 36       $ 8   $ 6         19
Six months or greater, but less than nine months         1         1    --          3
Nine months or greater, but less than twelve months      1        --    --          2
Twelve months or greater                                93        69    11         57
                                                      ----       ---   ---        ---
   Total                                              $131       $78   $17         81
                                                      ====       ===   ===        ===

                                                            AS OF DECEMBER 31, 2010
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 25       $ 12  $--         17
Six months or greater, but less than nine months         9          3   --          2
Nine months or greater, but less than twelve months      6          2   --          3
Twelve months or greater                               126         84   22         76
                                                      ----       ----  ---         --
   Total                                              $166       $101  $22         98
                                                      ====       ====  ===         ==

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $50 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                    -------------------
                                                                                    2011   2010   2009
                                                                                    ----   ----   ----
Balance as of beginning-of-year                                                     $47    $46    $--
   Cumulative effect from adoption of new accounting standard                               --      5
   Increases attributable to:
      Credit losses on securities for which an OTTI was not previously recognized    10      1     46
      Credit losses on securities for which an OTTI was previously recognized        11      9     --
   Decreases attributable to:
      Securities sold                                                                (7)    (9)    (5)
                                                                                    ---    ---    ---
         Balance as of end-of-year                                                  $61    $47    $46
                                                                                    ===    ===    ===

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 47% of mortgage loans on real estate as of December 31, 2011, and New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Current                             $263   $226
Unamortized premium (discount)         1    (1)
                                    ----   ----
Total carrying value                $264   $225
                                    ====   ====

There were no impaired mortgage loans on real estate as of December 31, 2011 and 2010.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011       AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL   % OF    COVERAGE
                                          AMOUNT     TOTAL     RATIO     AMOUNT     TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                               $235      89.4%    1.60       $187       82.8%    1.58
65% to 74%                                    24       9.1%    1.48         34       15.0%    1.50
75% to 100%                                    4       1.5%    0.45          5        2.2%    0.41
                                            ----     -----                ----      -----
   Total mortgage loans on real estate      $263     100.0%               $226      100.0%
                                            ====     =====                ====      =====

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                  ---------------------
                                                                  2011     2010    2009
                                                                  -----   -----   -----
Fixed maturity AFS securities                                     $382    $381    $370
Mortgage loans on real estate                                       14      14      15
Policy loans                                                        23      25      25
Commercial mortgage loan prepayment and bond makewhole premiums      5       4       2
Consent fees                                                        --       1      --
                                                                  ----    ----    ----
   Investment income                                               424     425     412
Investment expense                                                  (7)     (7)     (4)
                                                                  ----    ----    ----
   Net investment income                                          $417    $418    $408
                                                                  ====    ====    ====

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                               ---------------------
                                                                2011    2010    2009
                                                               -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                                 $  2    $  7    $  13
   Gross losses                                                 (31)    (29)    (103)
Gain (loss) on other investments                                 --       1       (1)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds                     4       6       25
                                                               ----    ----    -----
   Total realized gain (loss) related to certain investments   $(25)   $(15)   $ (66)
                                                               ====    ====    =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                                -------------------
                                                                2011   2010   2009
                                                                ----   ----   ----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                              $ (2)  $ (8)  $(37)
   RMBS                                                          (14)   (12)   (49)
   CMBS                                                           (8)    (5)    --
                                                                ----   ----   ----
      Total fixed maturity securities                            (24)   (25)   (86)
Equity securities                                                 --     --     (1)
                                                                ----   ----   ----
         Gross OTTI recognized in net income (loss)              (24)   (25)   (87)
         Associated amortization of DAC, VOBA, DSI and DFEL        6     10     28
                                                                ----   ----   ----
            Net OTTI recognized in net income (loss), pre-tax   $(18)  $(15)  $(59)
                                                                ====   ====   ====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                    $  8   $  6   $ 46
Change in DAC, VOBA, DSI and DFEL                                 (1)    (1)   (15)
                                                                ----   ----   ----
   Net portion of OTTI recognized in OCI, pre-tax               $  7   $  5   $ 31
                                                                ====   ====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2011 and 2010, we reviewed our corporate bond portfolio for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $50 million, which included $44 million of mortgage loans on real estate and $6 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $494 million and $507 million, or 6% and 7% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $223 million and $197 million, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $753 million and $713 million, or 9% and 10% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $589 million and $647 million, or 7% and 9% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2011 and 2010.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

See Note 18 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
                                -----------------------   -----------------------
                                       FAIR VALUE                 FAIR VALUE
                                -----------------------   -----------------------
                                   ASSET   LIABILITY         ASSET   LIABILITY
                                   -----   ---------         -----   ---------
GLB reserves(1)                     $--      $(101)           $--      $(24)
Reinsurance related(2)               13         --             19        --
                                    ---      -----            ---      ----
   Total embedded derivatives       $13      $(101)           $19      $(24)
                                    ===      =====            ===      ====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

(2)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                  FOR THE YEARS ENDED
                      DECEMBER 31,
                  -------------------
                   2011   2010   2009
                  -----   ----   ----
GLB reserves(1)   $(77)    $8     $92
                  ====     ==     ===

----------
(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                          2011   2010   2009
                                          ----   ----   -----
Current                                    $20    $30    $(9)
Deferred                                    12     25     44
                                           ---    ---    ---
   Federal income tax expense (benefit)    $32    $55    $35
                                           ===    ===    ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  ------------------
                                                  2011   2010   2009
                                                  ----   ----   ----
Tax rate times pre-tax income                     $ --   $59    $38
Effect of:
   Goodwill                                         36    --     --
   Separate account dividend received deduction     (3)   (3)    (2)
   Other items                                      (1)   (1)    (1)
                                                  ----   ---    ---
      Federal income tax expense (benefit)        $ 32   $55    $35
                                                  ====   ===    ===
Effective tax rate                                 N/M    33%    32%
                                                  ====   ===    ===

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $1 million resulted in tax expense of $32 million in 2011, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2011    2010
                                                  -----   -----
Current                                           $ (27)  $ (24)
Deferred                                           (379)   (259)
                                                  -----   -----
   Total federal income tax asset (liability)     $(406)  $(283)
                                                  =====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                               2011    2010
                                                              -----   -----
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds      $  32   $  66
Investments                                                      11      11
Net capital loss carryforward                                     6       9
Guarantee assessments                                             6      --
Other                                                             4       4
                                                              -----   -----
Total deferred tax assets                                        59      90
                                                              -----   -----
DEFERRED TAX LIABILITIES
DAC                                                             130     140
VOBA                                                             70     112
Net unrealized gain on AFS securities                           222      82
Other                                                            16      15
                                                              -----   -----
   Total deferred tax liabilities                               438     349
                                                              -----   -----
      Net deferred tax asset (liability)                      $(379)  $(259)
                                                              =====   =====

As of December 31, 2011, LLANY had net capital loss carryforwards of $9 million and $9 million which will expire in 2014 and 2015, respectively. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $7 million and $6 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE
                                            YEARS ENDED
                                            DECEMBER 31,
                                            ------------
                                            2011   2010
                                            ----   -----
Balance as of beginning-of-year             $22    $ 24
   Increases for prior year tax positions     1      --
   Decreases for prior year tax positions    (1)     (2)
                                            ---    ----
      Balance as of end-of-year             $22    $ 22
                                            ===    ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010, and 2009, we recognized interest and penalty expense related to uncertain tax positions of $1 million in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $5 million and $4 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

6. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     ------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Balance as of beginning-of-year                      $412   $439   $460
   Deferrals                                           82     72     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (21)    (6)    --
      Prospective unlocking -- model refinements       20     (4)    --
      Retrospective unlocking                          (1)     9      3
      Other amortization                              (44)   (50)   (40)
   Adjustment related to realized (gains) losses        2      2     20
   Adjustment related to unrealized (gains) losses    (65)   (50)   (80)
                                                     ----   ----   ----
         Balance as of end-of-year                   $385   $412   $439
                                                     ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010    2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $319   $417   $ 655
   Deferrals                                            1      1       2
   Amortization:
      Prospective unlocking -- assumption changes     (31)    21       3
      Prospective unlocking -- model refinements        9     (2)     --
      Retrospective unlocking                           8     (2)     (2)
      Other amortization                              (59)   (68)    (73)
   Accretion of interest(1)                            20     22      24
   Adjustment related to realized (gains) losses       --     --       6
   Adjustment related to unrealized (gains) losses    (67)   (70)   (198)
                                                     ----   ----   -----
         Balance as of end-of-year                   $200   $319   $ 417
                                                     ====   ====   =====

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $20
2013    18
2014    17
2015    16
2016    15

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      2011   2010   2009
                                                      ----   ----   ----
Balance as of beginning-of-year                       $13    $16    $14
   Deferrals                                            1      3      3
   Amortization, net of interest:
      Other amortization                               (2)    (2)    (1)
   Adjustment related to unrealized (gains) losses     --     (4)    --
                                                      ---    ---    ---
         Balance as of end-of-year                    $12    $13    $16
                                                      ===    ===    ===

Changes in DFEL (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------
                                                      2011    2010   2009
                                                     -----   -----   ----
Balance as of beginning-of-year                      $101    $ 87    $ 65
   Deferrals                                           40      35      34
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (8)     (2)     (1)
      Prospective unlocking -- model refinements        2       1      --
      Retrospective unlocking                          --       1      (1)
      Other amortization                              (11)    (13)    (10)
   Adjustment related to unrealized (gains) losses    (42)     (8)     --
                                                     ----    ----    ----
         Balance as of end-of-year                   $ 82    $101    $ 87
                                                     ====    ====    ====

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                 ---------------------
                                                  2011    2010    2009
                                                 -----   -----   -----
Direct insurance premiums and fees               $ 553   $ 529   $ 502
Reinsurance ceded                                 (159)   (143)   (143)
                                                 -----   -----   -----
   Total insurance premiums and fees             $ 394   $ 386   $ 359
                                                 =====   =====   =====
Direct insurance benefits                        $ 458   $ 425   $ 365
Reinsurance recoveries netted against benefits   $(184)   (171)   (140)
                                                 -----   -----   -----
   Total benefits                                $ 274   $ 254   $ 225
                                                 =====   =====   =====

We cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 21, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the total mortality risk on newly issued life insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                      FOR THE YEAR ENDED DECEMBER 31, 2011
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--         $  --       $--        $26
Life Insurance           136           --           --          (102)       --         34
                        ----          ---          ---         -----       ---        ---
   Total goodwill       $162          $--          $--         $(102)      $--        $60
                        ====          ===          ===         =====       ===        ===

                                      FOR THE YEAR ENDED DECEMBER 31, 2010
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--          $--        $--       $ 26
Life Insurance           136           --           --           --         --        136
                        ----          ---          ---          ---        ---       ----
   Total goodwill       $162          $--          $--          $--        $--       $162
                        ====          ===          ===          ===        ===       ====

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded goodwill impairment that was attributable primarily to marketplace dynamics, including product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                  AS OF DECEMBER 31,
                  -------------------------------------------------
                            2011                     2010
                  -----------------------   -----------------------
                    GROSS                    GROSS
                  CARRYING    ACCUMULATED   CARRYING   ACCUMULATED
                   AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                  --------   ------------   --------   ------------
Life Insurance:
   Sales force       $7           $2           $7           $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2011.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2011       2010
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                        $  1,993   $  1,834
Net amount at risk(1)                            47         25
Average attained age of contract holders   55 YEARS   54 years
MINIMUM RETURN
Average attained age of contract holders   80 YEARS   79 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $    926   $    995
Net amount at risk(1)                           116         78
Average attained age of contract holders   66 YEARS   66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010   2009
                                  ----   ----   ----
Balance as of beginning-of-year   $ 1    $ 2    $ 8
   Changes in reserves              3     --     --
   Benefits paid                   (2)    (1)    (6)
                                  ---    ---    ---
      Balance as of end-of-year   $ 2    $ 1    $ 2
                                  ===    ===    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011     2010
                                                             ------   ------
ASSET TYPE
Domestic equity                                              $  962   $  990
International equity                                            424      454
Bonds                                                           581      479
Money market                                                    188      184
                                                             ------   ------
   Total                                                     $2,155   $2,107
                                                             ======   ======
Percent of total variable annuity separate account values        89%      89%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2011, and approximately 54% of total sales for these products for the year ended December 31, 2011.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2011, approximately 90% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was $17 million and less than $1 million as of December 31, 2011 and 2010.

11. SHARES AND STOCKHOLDERS' EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                      FOR THE YEARS ENDED
                                                                                          DECEMBER 31,
                                                                                     ---------------------
                                                                                      2011    2010    2009
                                                                                     -----   -----   -----
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                      $  69   $ (19)  $(211)
   Cumulative effect from adoption of new accounting standards                          --      --     (11)
   Unrealized holding gains (losses) arising during the year                           366     252     541
   Change in DAC, VOBA, DSI and other contract holder funds                           (107)   (123)   (282)
   Income tax benefit (expense)                                                        (99)    (51)    (98)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)     (29)    (22)    (90)
      Associated amortization of DAC, VOBA, DSI and DFEL                                 4       6      25
      Income tax benefit (expense)                                                       9       6      23
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $ 245   $  69   $ (19)
                                                                                     =====   =====   =====
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                      $ (10)  $ (12)  $  --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards                          --      --      (5)
   Gross OTTI recognized in OCI during the year                                         (8)     (6)    (46)
   Change in DAC, VOBA, DSI and DFEL                                                     1       1      15
   Income tax benefit (expense)                                                          3       2      11
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities                             11      12      26
   Change in DAC, VOBA, DSI and DFEL                                                    (2)     (4)     (6)
   Income tax benefit (expense)                                                         (3)     (3)     (7)
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $  (8)  $ (10)  $ (12)
                                                                                     =====   =====   =====
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                      $   1   $   1   $   1
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $   1   $   1   $   1
                                                                                     =====   =====   =====

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2011   2010   2009
                                                               ----   ----   ----
Total realized gain (loss) related to certain investments(1)   $(26)  $(15)  $(66)
Variable annuity net derivatives results:(2)
   Gross gain (loss)                                             --     --      1
   Associated amortization of DAC, VOBA, DSI and DFEL            (1)    (2)    --
                                                               ----   ----   ----
      Total realized gain (loss)                               $(27)  $(17)  $(65)
                                                               ====   ====   ====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2)  Represents the change in embedded derivative reserves of our GLB products.

13. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                           -------------------
                                                            2011   2010   2009
                                                            ----   ----   ----
Commissions                                                 $ 80   $ 74   $ 71
General and administrative expenses                           68     61     65
DAC and VOBA deferrals and interest, net of amortization      16      7      7
Taxes, licenses and fees                                      36     16     16
                                                            ----   ----   ----
   Total                                                    $200   $158   $159
                                                            ====   ====   ====

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, LNC and LNL maintain supplemental retirement plans for certain employees that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were approximately $2 million and are reported in the underwriting, acquisition, insurance and other expenses on our Statements of Income.


DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was approximately $1 million as of December 31, 2011 and 2010, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2011, 2010, and 2009.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2011, 2010, and 2009.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2011, 2010 and 2009.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2011   2010
                          ----   ----
Capital and surplus       $586   $794

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                             -------------------
                                              2011   2010   2009
                                             -----   ----   ----
Net gain (loss) from operations, after-tax   $ (99)   $73   $107
Net income (loss)                             (121)    55     13
Dividends to LNL                                73     80     --

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                       2011   2010
                                                       ----   ----
Calculation of reserves using continuous CARVM          (2)    (5)
Conservative valuation rate on certain annuities        (1)    (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We may not pay any dividends in 2012 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2011                 2010
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING    FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 7,288    $ 7,288   $ 6,659    $ 6,659
   Equity securities                                           3          3         3          3
Mortgage loans on real estate                                264        289       225        243
Other investments                                              1          1         1          1
Cash and invested cash                                        17         17        48         48
Separate account assets                                    2,677      2,677     2,660      2,660
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                        (101)      (101)      (24)       (24)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (94)       (94)      (98)       (98)
   Account values of certain investment contracts         (1,386)    (1,545)   (1,396)    (1,442)
Other liabilities:
   Deferred compensation plans embedded derivatives           (1)        (1)       (1)        (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      --------------------------------------------------
                                                         QUOTED
                                                         PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                         ASSETS        INPUTS       INPUTS        FAIR
                                                       (LEVEL 1)      (LEVEL 2)    (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $5,641        $ 140       $5,786
      U.S. Government bonds                                34              --            1           35
      Foreign government bonds                             --              57           --           57
      RMBS                                                 --             838            2          840
      CMBS                                                 --             122            4          126
      CDOs                                                 --              --            3            3
      State and municipal bonds                            --             330           --          330
      Hybrid and redeemable preferred securities           --             101           10          111
   Equity AFS securities                                    3              --           --            3
Cash and invested cash                                     --              17           --           17
Separate account assets                                    --           2,677           --        2,677
                                                          ---          ------        -----       ------
         Total assets                                     $42          $9,783        $ 160       $9,985
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(101)      $ (101)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --           (1)          (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(102)      $ (102)
                                                          ===          ======        =====       ======

                                                                    AS OF DECEMBER 31, 2010
                                                      --------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE   TOTAL
                                                        ASSETS         INPUTS        INPUTS       FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $4,996        $139        $5,140
      U.S. Government bonds                                32              --           1            33
      Foreign government bonds                             --              29           1            30
      RMBS                                                 --             897           2           899
      CMBS                                                 --             168          15           183
      CDOs                                                 --              --           3             3
      State and municipal bonds                            --             250          --           250
      Hybrid and redeemable preferred securities           --             117           4           121
   Equity AFS securities                                    3              --          --             3
Cash and invested cash                                     --              48          --            48
Separate account assets                                    --           2,660          --         2,660
                                                          ---          ------        -----       ------
         Total assets                                     $40          $9,165        $165        $9,370
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(24)       $  (24)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --          (1)           (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(25)       $  (25)
                                                          ===          ======        =====       ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                      ITEMS                   SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR       NET         IN         CALLS,       LEVEL 3,    FAIR
                                                           VALUE      INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $139        $  3       $  1        $ (7)         $  4      $ 140
      U.S. Government bonds                                   1          --         --          --            --          1
      Foreign government bonds                                1          --         --          --            (1)        --
      RMBS                                                    2          --         --          --            --          2
      CMBS                                                   15         (10)        13         (14)           --          4
      CDOs                                                    3          --         --          --            --          3
      Hybrid and redeemable preferred securities              4          --          3          (6)            9         10
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (24)        (77)        --          --            --       (101)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (1)         --         --          --            --         (1)
                                                           ----        ----       ----        ----          ----      -----
         Total, net                                        $140        $(84)      $ 17        $(27)         $ 12      $  58
                                                           ====        ====       ====        ====          ====      =====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,       OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $160        $ 1        $  6        $(10)         $(18)      $139
      U.S. Government bonds                                  --         --          --          --             1          1
      Foreign government bonds                               --         --          --          --             1          1
      RMBS                                                    3         --          --          (1)           --          2
      CMBS                                                   51         (5)         12         (14)          (29)        15
      CDOs                                                    3         --          --          --            --          3
      Hybrid and redeemable preferred securities             14         --         (10)         --            --          4
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (32)         8          --          --            --        (24)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (2)        (2)         --           3            --         (1)
                                                           ----        ---        ----        ----          ----       ----
         Total, net                                        $197        $ 2        $  8        $(22)         $(45)      $140
                                                           ====        ===        ====        ====          ====       ====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED     GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $ 176       $(2)       $ 3         $ 6           $(23)      $160
      RMBS                                                    22        --         --          (1)           (18)         3
      CMBS                                                    42        --         12          (3)            --         51
      CDOs                                                     4        --          2          (3)            --          3
      State and municipal bonds                               37        --         --          (5)           (32)        --
      Hybrid and redeemable preferred securities               6        --          8          --             --         14
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (124)       92         --          --             --        (32)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)        (2)       (5)        --           5             --         (2)
                                                           -----       ---        ----        ----          ----       ----
         Total, net                                        $ 161       $85        $25         $(1)          $(73)      $197
                                                           =====       ===        ====        ====          ====       ====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                               FOR THE YEAR ENDED DECEMBER 31, 2011
                                                   ------------------------------------------------------------
                                                   ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                   ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $14      $ (6)      $(6)         $ (8)      $ (1)   $ (7)
      CMBS                                             --       (12)       --            (2)        --     (14)
      Hybrid and redeemable preferred securities       --        (6)       --            --         --      (6)
                                                      ---      ----       ---          ----       ----    ----
         Total, net                                   $14      $(24)      $(6)         $(10)      $ (1)   $(27)
                                                      ===      ====       ===          ====       ====    ====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
Investments:(1)
   GLB reserves embedded derivatives                      $(69)  $16    $99
Other liabilities:
   Deferred compensation plans embedded derivatives(2)      --    (2)    (5)
                                                          ----   ---    ---
      Total, net                                          $(69)  $14    $94
                                                          ====   ===    ===

----------
(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO       OUT OF              IN TO       OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3      LEVEL 3   TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $24        $(20)      $ 4       $ 5        $ (23)    $(18)
      U.S. Government bonds                            --          --        --         1           --        1
      Foreign government bonds                         --          (1)       (1)        1           --        1
      CMBS                                             --          --        --         1          (30)     (29)
      Hybrid and redeemable preferred securities        9          --         9        --           --       --
                                                      ---        ----       ---       ---         ----     ----
         Total, net                                   $33        $(21)      $12       $ 8         $(53)    $(45)
                                                      ===        ====       ===       ===         ====     ====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital, other corporate investments, and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

     -    Excluded realized gain (loss);

     - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

     - Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

     - Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2011   2010   2009
                                         ----   ----   -----
REVENUES
Operating revenues:
   Annuities                             $115   $111   $ 99
   Retirement Plan Services                56     53     52
   Life Insurance                         555    563    550
   Group Protection                        73     62     48
   Other Operations                        16     18     20
Excluded realized gain (loss), pre-tax    (31)   (20)   (68)
                                         ----   ----   -----
   Total revenues                        $784   $787   $ 701
                                         ====   ====   =====

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2011   2010   2009
                                           -----   ----   ----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                               $  22   $ 22   $ 22
   Retirement Plan Services                    5     (1)     3
   Life Insurance                             64     96     80
   Group Protection                            1     (2)    --
   Other Operations                           (1)    11     12
Excluded realized gain (loss), after-tax     (20)   (13)   (44)
Impairment of intangibles, after-tax        (102)    --     --
                                           -----   ----   ----
   Net income (loss)                       $ (31)  $113   $ 73
                                           =====   ====   ====

                                 FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 -------------------
                                  2011   2010   2009
                                  ----   ----   ----
NET INVESTMENT INCOME
Annuities                         $ 66   $ 69   $ 62
Retirement Plan Services            51     49     48
Life Insurance                     278    277    274
Group Protection                     6      5      4
Other Operations                    16     18     20
                                  ----   ----   ----
   Total net investment income    $417   $418   $408
                                  ====   ====   ====

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                  $16    $15   $10
Retirement Plan Services                                     1     10     7
Life Insurance                                              80     53    66
Group Protection                                             2      2     3
                                                           ---    ---   ---
   Total amortization of DAC and VOBA, net of interest     $99    $80   $85
                                                           ===    ===   ===

                                                FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                -------------------
                                                2011   2010   2009
                                                ----   ----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                       $  6   $ 7    $  8
Retirement Plan Services                           2    (1)      2
Life Insurance                                    34    51      43
Group Protection                                   1    (1)     --
Other Operations                                  (1)    6       6
Excluded realized gain (loss)                    (10)   (7)    (24)
                                                ----   ---    ----
   Total federal income tax expense (benefit)   $ 32   $55    $ 35
                                                ====   ===    ====


                           AS OF DECEMBER 31,
                           ------------------
                             2011      2010
                           -------   --------
ASSETS
Annuities                  $ 3,775   $ 3,542
Retirement Plan Services     1,460     1,337
Life Insurance               6,627     6,387
Group Protection               124       102
Other Operations                99       268
                           -------   -------
   Total assets            $12,085   $11,636
                           =======   =======

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2011   2010   2009
                               ----   ----   -----
Income taxes paid (received)    $17    $15    $(9)
                                ===    ===    ===

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                         2011   2010
                                         ----   ----
Assets with affiliates:
   Service agreement receivable(1)       $(8)   $16
   Ceded reinsurance contracts(2)         122    45
   Ceded reinsurance contracts(3)          13    19

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded reinsurance contracts(4)   $(17)  $(10)  $(17)
   Fees for management of general account(5)           --     --     (4)
Benefits and expenses with affiliates:
   Service agreement payments(6)                       65     57     59

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

(4)  Reported in insurance premiums on our Statements of Income (Loss).

(5)  Reported in net investment income on our Statements of Income (Loss).

(6) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

     LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                          MORTALITY &
                                                                                            EXPENSE
                                                                                           GUARANTEE
                                                                                            CHARGES
                                                                                          PAYABLE TO
                                                                                        LINCOLN LIFE &
                                                                                            ANNUITY
                                                                                            COMPANY
SUBACCOUNT                                                   INVESTMENTS  TOTAL ASSETS    OF NEW YORK   NET ASSETS
-----------------------------------------------------------  -----------  ------------  --------------  ----------
ABVPSF Global Thematic Growth Class A                         $  103,942  $  103,942    $        4      $  103,938
ABVPSF Growth and Income Class A                                 146,348     146,348             6         146,342
ABVPSF International Value Class A                                31,424      31,424             1          31,423
ABVPSF Large Cap Growth Class A                                    2,456       2,456            --           2,456
ABVPSF Small/Mid Cap Value Class A                               223,508     223,508             9         223,499
American Century VP Inflation Protection Class I                 129,621     129,621             4         129,617
American Funds Global Growth Class 2                              98,798      98,798             3          98,795
American Funds Global Small Capitalization Class 2               102,574     102,574             4         102,570
American Funds Growth Class 2                                  1,250,848   1,250,848            45       1,250,803
American Funds Growth-Income Class 2                             976,350     976,350            33         976,317
American Funds International Class 2                           1,092,673   1,092,673            36       1,092,637
BlackRock Global Allocation V.I. Class I                         114,021     114,021             3         114,018
Delaware VIP Diversified Income Standard Class                   326,093     326,093            11         326,082
Delaware VIP Emerging Markets Standard Class                     388,709     388,709            14         388,695
Delaware VIP High Yield Standard Class                           252,729     252,729             9         252,720
Delaware VIP Limited-Term Diversified Income Standard Class       25,392      25,392             1          25,391
Delaware VIP REIT Standard Class                                 618,102     618,102            23         618,079
Delaware VIP Small Cap Value Standard Class                      977,691     977,691            40         977,651
Delaware VIP Smid Cap Growth Standard Class                      266,098     266,098            11         266,087
Delaware VIP U.S. Growth Standard Class                           15,882      15,882             1          15,881
Delaware VIP Value Standard Class                                100,570     100,570             4         100,566
DWS VIP Alternative Asset Allocation Plus Class A                  2,567       2,567            --           2,567
DWS VIP Equity 500 Index Class A                                 374,187     374,187            16         374,171
DWS VIP Small Cap Index Class A                                  115,430     115,430             5         115,425
Fidelity VIP Contrafund Service Class                          1,064,618   1,064,618            39       1,064,579
Fidelity VIP Equity-Income Service Class                         142,992     142,992             6         142,986
Fidelity VIP Growth Service Class                                 19,666      19,666            --          19,666
Fidelity VIP Growth Opportunities Service Class                   66,801      66,801             3          66,798
Fidelity VIP High Income Service Class                           136,968     136,968             6         136,962
Fidelity VIP Mid Cap Service Class                               376,251     376,251            12         376,239
Fidelity VIP Overseas Service Class                              131,876     131,876             5         131,871
FTVIPT Franklin Income Securities Class 1                         83,877      83,877             3          83,874
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1           71,273      71,273             2          71,271
FTVIPT Mutual Shares Securities Class 1                           80,317      80,317             3          80,314
FTVIPT Templeton Foreign Securities Class 2                       92,354      92,354             4          92,350
FTVIPT Templeton Global Bond Securities Class 1                  220,350     220,350             8         220,342
FTVIPT Templeton Growth Securities Class 1                        52,001      52,001             2          51,999
FTVIPT Templeton Growth Securities Class 2                        14,042      14,042             1          14,041
Invesco V.I. Capital Appreciation Series I                       318,321     318,321            14         318,307
Invesco V.I. Core Equity Series I                                273,715     273,715            12         273,703
Invesco V.I. International Growth Series I                        77,279      77,279             3          77,276
Janus Aspen Series Balanced Institutional Class                  281,492     281,492            12         281,480
Janus Aspen Series Balanced Service Class                          8,870       8,870            --           8,870
Janus Aspen Series Enterprise Service Class                       24,368      24,368             1          24,367
Janus Aspen Series Global Technology Service Class                13,811      13,811             1          13,810
Janus Aspen Series Worldwide Institutional Class                 141,845     141,845             6         141,839
Janus Aspen Series Worldwide Service Class                         5,638       5,638            --           5,638
LVIP Baron Growth Opportunities Standard Class                   108,233     108,233             4         108,229
LVIP Baron Growth Opportunities Service Class                    223,231     223,231             9         223,222
LVIP BlackRock Inflation Protected Bond Standard Class             6,108       6,108            --           6,108
LVIP Cohen & Steers Global Real Estate Standard Class             60,247      60,247             2          60,245
LVIP Columbia Value Opportunities Standard Class                  70,663      70,663             2          70,661
LVIP Delaware Bond Standard Class                              1,012,985   1,012,985            40       1,012,945

See accompanying notes.

                                                                                          MORTALITY &
                                                                                            EXPENSE
                                                                                           GUARANTEE
                                                                                            CHARGES
                                                                                          PAYABLE TO
                                                                                        LINCOLN LIFE &
                                                                                            ANNUITY
                                                                                            COMPANY
SUBACCOUNT                                                   INVESTMENTS  TOTAL ASSETS    OF NEW YORK   NET ASSETS
-----------------------------------------------------------  -----------  ------------  --------------  ----------
LVIP Delaware Diversified Floating Rate Standard Class         $ 30,806     $ 30,806          $ 1        $ 30,805
LVIP Delaware Growth and Income Standard Class                   60,212       60,212            2          60,210
LVIP Delaware Social Awareness Standard Class                    18,207       18,207            1          18,206
LVIP Delaware Special Opportunities Standard Class               16,377       16,377            1          16,376
LVIP Global Income Standard Class                                57,274       57,274            2          57,272
LVIP Janus Capital Appreciation Standard Class                   54,192       54,192            2          54,190
LVIP MFS International Growth Standard Class                     13,805       13,805           --          13,805
LVIP MFS Value Standard Class                                    47,652       47,652            1          47,651
LVIP Mid-Cap Value Standard Class                                 3,992        3,992           --           3,992
LVIP Mondrian International Value Standard Class                280,761      280,761           11         280,750
LVIP Money Market Standard Class                                288,501      288,501           10         288,491
LVIP Protected Profile 2030 Standard Class                      281,130      281,130            9         281,121
LVIP Protected Profile Conservative Standard Class              125,691      125,691            4         125,687
LVIP Protected Profile Growth Standard Class                    138,567      138,567            4         138,563
LVIP Protected Profile Moderate Standard Class                  724,749      724,749           26         724,723
LVIP SSgA Bond Index Standard Class                             121,835      121,835            3         121,832
LVIP SSgA Developed International 150 Standard Class             12,986       12,986           --          12,986
LVIP SSgA Emerging Markets 100 Standard Class                    56,526       56,526            2          56,524
LVIP SSgA Global Tactical Allocation Standard Class              65,152       65,152            2          65,150
LVIP SSgA International Index Standard Class                     33,646       33,646            1          33,645
LVIP SSgA Large Cap 100 Standard Class                           72,032       72,032            2          72,030
LVIP SSgA Moderate Index Allocation Standard Class                4,989        4,989           --           4,989
LVIP SSgA Moderate Structured Allocation Standard Class          45,583       45,583            2          45,581
LVIP SSgA S&P 500 Index Standard Class                          307,966      307,966           10         307,956
LVIP SSgA Small-Cap Index Standard Class                         71,868       71,868            2          71,866
LVIP SSgA Small-Mid Cap 200 Standard Class                       10,934       10,934           --          10,934
LVIP T. Rowe Price Growth Stock Standard Class                    2,578        2,578           --           2,578
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class      55,056       55,056            2          55,054
LVIP Templeton Growth Standard Class                              4,908        4,908           --           4,908
LVIP Turner Mid-Cap Growth Standard Class                        46,698       46,698            2          46,696
LVIP Wells Fargo Intrinsic Value Standard Class                   7,903        7,903           --           7,903
M International Equity                                           20,059       20,059            1          20,058
MFS VIT Growth Initial Class                                    153,195      153,195            7         153,188
MFS VIT Total Return Initial Class                              300,452      300,452           11         300,441
MFS VIT Utilities Initial Class                                 949,428      949,428           33         949,395
NB AMT Mid-Cap Growth I Class                                   606,400      606,400           26         606,374
NB AMT Partners I Class                                          54,233       54,233            2          54,231
NB AMT Regency I Class                                           38,016       38,016            1          38,015
PIMCO VIT Commodity Real Return Administrative Class            161,737      161,737            6         161,731
Putnam VT Global Health Care Class IB                             2,189        2,189           --           2,189
Putnam VT Growth & Income Class IB                               12,095       12,095            1          12,094

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND          NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  ----------  -----------------  -------------
ABVPSF Global Thematic Growth Class A                $    718        $  (962)         $  (244)
ABVPSF Growth and Income Class A                        1,901         (1,084)             817
ABVPSF International Value Class A                      1,425           (186)           1,239
ABVPSF Large Cap Growth Class A                            10            (24)             (14)
ABVPSF Small/Mid Cap Value Class A                      1,042         (1,580)            (538)
American Century VP Inflation Protection Class I        5,466           (738)           4,728
American Funds Global Growth Class 2                    1,278           (356)             922
American Funds Global Small Capitalization Class 2      1,464           (800)             664
American Funds Growth Class 2                           7,997         (8,396)            (399)
American Funds Growth-Income Class 2                   15,636         (5,949)           9,687
American Funds International Class 2                   21,526         (7,071)          14,455
BlackRock Global Allocation V.I. Class I                2,667           (335)           2,332
Delaware VIP Diversified Income Standard Class         11,290         (1,684)           9,606
Delaware VIP Emerging Markets Standard Class            8,019         (2,841)           5,178
Delaware VIP High Yield Standard Class                 20,577         (1,678)          18,899
Delaware VIP Limited-Term Diversified Income
   Standard Class                                         405            (82)             323
Delaware VIP REIT Standard Class                        9,233         (3,953)           5,280
Delaware VIP Small Cap Value Standard Class             5,285         (7,536)          (2,251)
Delaware VIP Smid Cap Growth Standard Class             2,628         (2,010)             618
Delaware VIP U.S. Growth Standard Class                    41           (156)            (115)
Delaware VIP Value Standard Class                       1,685           (574)           1,111
DWS VIP Alternative Asset Allocation Plus Class A          30            (14)              16
DWS VIP Equity 500 Index Class A                        6,948         (3,035)           3,913
DWS VIP Small Cap Index Class A                         1,143           (962)             181
Fidelity VIP Contrafund Service Class                  10,334         (7,616)           2,718
Fidelity VIP Equity-Income Service Class                3,579         (1,190)           2,389
Fidelity VIP Growth Service Class                          54            (83)             (29)
Fidelity VIP Growth Opportunities Service Class            37           (550)            (513)
Fidelity VIP High Income Service Class                  9,477         (1,155)           8,322
Fidelity VIP Mid Cap Service Class                        623         (2,251)          (1,628)
Fidelity VIP Overseas Service Class                     2,029         (1,099)             930
FTVIPT Franklin Income Securities Class 1               4,775           (478)           4,297
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                 --           (392)            (392)
FTVIPT Mutual Shares Securities Class 1                 1,423           (273)           1,150
FTVIPT Templeton Foreign Securities Class 2             1,574           (842)             732
FTVIPT Templeton Global Bond Securities Class 1        11,090         (1,307)           9,783
FTVIPT Templeton Growth Securities Class 1                852           (299)             553
FTVIPT Templeton Growth Securities Class 2                193           (114)              79
Invesco V.I. Capital Appreciation Series I                537         (2,797)          (2,260)
Invesco V.I. Core Equity Series I                       2,972         (2,498)             474
Invesco V.I. International Growth Series I              1,787           (855)             932
Janus Aspen Series Balanced Institutional Class         6,909         (2,207)           4,702
Janus Aspen Series Balanced Service Class                 150            (53)              97
Janus Aspen Series Enterprise Service Class                --           (215)            (215)
Janus Aspen Series Global Technology Service Class         --           (122)            (122)
Janus Aspen Series Worldwide Institutional Class          948         (1,264)            (316)
Janus Aspen Series Worldwide Service Class                 29            (62)             (33)
LVIP Baron Growth Opportunities Standard Class             --           (646)            (646)
LVIP Baron Growth Opportunities Service Class              --         (1,733)          (1,733)
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                  128             (4)             124
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                   --           (370)            (370)
LVIP Columbia Value Opportunities Standard Class           --           (402)            (402)
LVIP Delaware Bond Standard Class                      33,981         (7,259)          26,722
LVIP Delaware Diversified Floating Rate Standard
   Class                                                  301            (82)             219
LVIP Delaware Growth and Income Standard Class            655           (303)             352
LVIP Delaware Social Awareness Standard Class             144           (141)               3
LVIP Delaware Special Opportunities Standard Class         55            (72)             (17)

                                                                        DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED     APPRECIATION    IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION     RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
----------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class A                     $   806       $    --        $   806         $ (32,450)       $ (31,888)
ABVPSF Growth and Income Class A                             (768)           --           (768)            7,692            7,741
ABVPSF International Value Class A                           (220)           --           (220)           (8,347)          (7,328)
ABVPSF Large Cap Growth Class A                                62            --             62              (161)            (113)
ABVPSF Small/Mid Cap Value Class A                          6,900            --          6,900           (23,644)         (17,282)
American Century VP Inflation Protection Class I            1,938         1,557          3,495             5,680           13,903
American Funds Global Growth Class 2                          328            --            328            (9,107)          (7,857)
American Funds Global Small Capitalization Class 2            366            --            366           (23,753)         (22,723)
American Funds Growth Class 2                               6,057            --          6,057           (70,372)         (64,714)
American Funds Growth-Income Class 2                          345            --            345           (35,894)         (25,862)
American Funds International Class 2                          979            --            979          (189,514)        (174,080)
BlackRock Global Allocation V.I. Class I                     (173)        2,483          2,310            (9,351)          (4,709)
Delaware VIP Diversified Income Standard Class                878        11,099         11,977            (6,467)          15,116
Delaware VIP Emerging Markets Standard Class               14,229            --         14,229          (113,415)         (94,008)
Delaware VIP High Yield Standard Class                        769            --            769           (15,399)           4,269
Delaware VIP Limited-Term Diversified Income
   Standard Class                                             (16)          286            270              (107)             486
Delaware VIP REIT Standard Class                           (4,507)           --         (4,507)           54,412           55,185
Delaware VIP Small Cap Value Standard Class                21,098            --         21,098           (41,802)         (22,955)
Delaware VIP Smid Cap Growth Standard Class                 5,496         7,522         13,018             5,196           18,832
Delaware VIP U.S. Growth Standard Class                    14,396            --         14,396           (10,383)           3,898
Delaware VIP Value Standard Class                            (196)           --           (196)            8,063            8,978
DWS VIP Alternative Asset Allocation Plus Class A              --             6              6              (114)             (92)
DWS VIP Equity 500 Index Class A                            4,250            --          4,250            (4,339)           3,824
DWS VIP Small Cap Index Class A                            (1,359)           --         (1,359)           (7,226)          (8,404)
Fidelity VIP Contrafund Service Class                      (6,654)           --         (6,654)          (35,592)         (39,528)
Fidelity VIP Equity-Income Service Class                     (750)           --           (750)           (1,581)              58
Fidelity VIP Growth Service Class                             327            64            391              (339)              23
Fidelity VIP Growth Opportunities Service Class               352            --            352             1,084              923
Fidelity VIP High Income Service Class                       (207)           --           (207)           (3,627)           4,488
Fidelity VIP Mid Cap Service Class                          1,766           714          2,480           (48,784)         (47,932)
Fidelity VIP Overseas Service Class                           (30)          256            226           (29,901)         (28,745)
FTVIPT Franklin Income Securities Class 1                     268            --            268            (3,081)           1,484
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                  1,093            --          1,093            (4,315)          (3,614)
FTVIPT Mutual Shares Securities Class 1                      (253)           --           (253)           (3,079)          (2,182)
FTVIPT Templeton Foreign Securities Class 2                 2,131            --          2,131           (14,037)         (11,174)
FTVIPT Templeton Global Bond Securities Class 1               917         1,246          2,163           (16,519)          (4,573)
FTVIPT Templeton Growth Securities Class 1                    (61)           --            (61)           (4,811)          (4,319)
FTVIPT Templeton Growth Securities Class 2                    (60)           --            (60)           (1,114)          (1,095)
Invesco V.I. Capital Appreciation Series I                 (2,740)           --         (2,740)          (26,135)         (31,135)
Invesco V.I. Core Equity Series I                           2,394            --          2,394            (4,872)          (2,004)
Invesco V.I. International Growth Series I                  5,872            --          5,872           (16,179)          (9,375)
Janus Aspen Series Balanced Institutional Class               650        14,386         15,036           (17,641)           2,097
Janus Aspen Series Balanced Service Class                      14           265            279              (321)              55
Janus Aspen Series Enterprise Service Class                 2,611            --          2,611            (3,485)          (1,089)
Janus Aspen Series Global Technology Service Class            579            --            579            (1,871)          (1,414)
Janus Aspen Series Worldwide Institutional Class              (15)           --            (15)          (23,881)         (24,212)
Janus Aspen Series Worldwide Service Class                  1,684            --          1,684            (1,852)            (201)
LVIP Baron Growth Opportunities Standard Class              2,033            --          2,033             1,462            2,849
LVIP Baron Growth Opportunities Service Class               6,620            --          6,620              (712)           4,175
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                       54            28             82               120              326
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                      529            --            529            (6,051)          (5,892)
LVIP Columbia Value Opportunities Standard Class              955            --            955            (2,662)          (2,109)
LVIP Delaware Bond Standard Class                           9,206        23,808         33,014             7,096           66,832
LVIP Delaware Diversified Floating Rate Standard
   Class                                                      (42)           14            (28)             (505)            (314)
LVIP Delaware Growth and Income Standard Class               (401)           --           (401)              607              558
LVIP Delaware Social Awareness Standard Class                  95            --             95              (219)            (121)
LVIP Delaware Special Opportunities Standard Class             28           737            765            (1,123)            (375)

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------  ----------  -----------------  -------------
LVIP Global Income Standard Class                       $ 1,253        $  (152)         $ 1,101
LVIP Janus Capital Appreciation Standard Class              127           (464)            (337)
LVIP MFS International Growth Standard Class                392            (60)             332
LVIP MFS Value Standard Class                               677           (191)             486
LVIP Mid-Cap Value Standard Class                            --            (17)             (17)
LVIP Mondrian International Value Standard Class          9,358         (2,366)           6,992
LVIP Money Market Standard Class                            140         (2,836)          (2,696)
LVIP Protected Profile 2030 Standard Class                1,909         (1,752)             157
LVIP Protected Profile Conservative Standard Class        2,408           (668)           1,740
LVIP Protected Profile Growth Standard Class              2,774           (655)           2,119
LVIP Protected Profile Moderate Standard Class           12,650         (4,346)           8,304
LVIP SSgA Bond Index Standard Class                       3,720           (584)           3,136
LVIP SSgA Developed International 150 Standard Class        333            (62)             271
LVIP SSgA Emerging Markets 100 Standard Class             1,552           (320)           1,232
LVIP SSgA Global Tactical Allocation Standard Class         806           (401)             405
LVIP SSgA International Index Standard Class                486           (205)             281
LVIP SSgA Large Cap 100 Standard Class                    1,200           (352)             848
LVIP SSgA Moderate Index Allocation Standard Class           18             (4)              14
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                     --            (56)             (56)
LVIP SSgA S&P 500 Index Standard Class                    2,839         (1,831)           1,008
LVIP SSgA Small-Cap Index Standard Class                    263           (390)            (127)
LVIP SSgA Small-Mid Cap 200 Standard Class                  191            (40)             151
LVIP T. Rowe Price Growth Stock Standard Class               --            (14)             (14)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                            --           (266)            (266)
LVIP Templeton Growth Standard Class                        106             (3)             103
LVIP Turner Mid-Cap Growth Standard Class                    --           (321)            (321)
LVIP Wells Fargo Intrinsic Value Standard Class              81            (72)               9
M International Equity                                      694           (138)             556
MFS VIT Growth Initial Class                                301         (1,251)            (950)
MFS VIT Total Return Initial Class                        7,566         (1,986)           5,580
MFS VIT Utilities Initial Class                          30,489         (5,930)          24,559
NB AMT Mid-Cap Growth I Class                                --         (4,946)          (4,946)
NB AMT Partners I Class                                      --           (584)            (584)
NB AMT Regency I Class                                      249           (241)               8
PIMCO VIT Commodity Real Return Administrative Class     22,326           (981)          21,345
Putnam VT Global Health Care Class IB                        20            (19)               1
Putnam VT Growth & Income Class IB                          157           (102)              55

                                                                        DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED     APPRECIATION    IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION     RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Global Income Standard Class                         $   106        $   43         $   149        $ (1,498)      $   (248)
LVIP Janus Capital Appreciation Standard Class              1,488            --           1,488          (4,476)        (3,325)
LVIP MFS International Growth Standard Class                   16            --              16          (1,712)        (1,364)
LVIP MFS Value Standard Class                                 112            --             112            (585)            13
LVIP Mid-Cap Value Standard Class                              35            --              35            (250)          (232)
LVIP Mondrian International Value Standard Class           (6,752)           --          (6,752)        (16,078)       (15,838)
LVIP Money Market Standard Class                               --            --              --              --         (2,696)
LVIP Protected Profile 2030 Standard Class                    742            --             742          (4,109)        (3,210)
LVIP Protected Profile Conservative Standard Class            428            --             428           1,395          3,563
LVIP Protected Profile Growth Standard Class                1,622            --           1,622          (4,005)          (264)
LVIP Protected Profile Moderate Standard Class                655            --             655         (12,023)        (3,064)
LVIP SSgA Bond Index Standard Class                           805            16             821           4,090          8,047
LVIP SSgA Developed International 150 Standard Class           42            --              42          (1,915)        (1,602)
LVIP SSgA Emerging Markets 100 Standard Class                 719         4,004           4,723         (14,491)        (8,536)
LVIP SSgA Global Tactical Allocation Standard Class          (297)           --            (297)           (142)           (34)
LVIP SSgA International Index Standard Class                  475            --             475          (5,361)        (4,605)
LVIP SSgA Large Cap 100 Standard Class                      1,318            --           1,318            (612)         1,554
LVIP SSgA Moderate Index Allocation Standard Class              3            --               3             (19)            (2)
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                      (12)           --             (12)            (97)          (165)
LVIP SSgA S&P 500 Index Standard Class                      3,077            --           3,077            (260)         3,825
LVIP SSgA Small-Cap Index Standard Class                      580            --             580          (4,178)        (3,725)
LVIP SSgA Small-Mid Cap 200 Standard Class                    176            --             176            (548)          (221)
LVIP T. Rowe Price Growth Stock Standard Class                  7            --               7             (55)           (62)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           1,351            --           1,351          (3,066)        (1,981)
LVIP Templeton Growth Standard Class                           11            --              11            (189)           (75)
LVIP Turner Mid-Cap Growth Standard Class                   1,245            --           1,245          (4,843)        (3,919)
LVIP Wells Fargo Intrinsic Value Standard Class              (523)           --            (523)             79           (435)
M International Equity                                       (548)           --            (548)         (3,327)        (3,319)
MFS VIT Growth Initial Class                                3,237            --           3,237          (3,713)        (1,426)
MFS VIT Total Return Initial Class                          3,830            --           3,830          (5,104)         4,306
MFS VIT Utilities Initial Class                             5,448            --           5,448          21,907         51,914
NB AMT Mid-Cap Growth I Class                              12,613            --          12,613          (9,160)        (1,493)
NB AMT Partners I Class                                    (8,705)           --          (8,705)            (33)        (9,322)
NB AMT Regency I Class                                        568            --             568          (3,070)        (2,494)
PIMCO VIT Commodity Real Return Administrative Class        1,048            --           1,048         (36,841)       (14,448)
Putnam VT Global Health Care Class IB                          16            65              81             (92)           (10)
Putnam VT Growth & Income Class IB                           (116)           --            (116)           (635)          (696)

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                   ABVPSF
                                                   GLOBAL      ABVPSF       ABVPSF        ABVPSF
                                                  THEMATIC   GROWTH AND  INTERNATIONAL   LARGE CAP
                                                   GROWTH      INCOME        VALUE        GROWTH
                                                   CLASS A     CLASS A      CLASS A       CLASS A
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 ----------  ----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                     $122,083    $124,330      $26,320      $ 27,809
Changes From Operations:
   - Net investment income (loss)                    1,654        (953)         755            12
   - Net realized gain (loss) on investments         1,114      (1,412)        (532)         (128)
   - Net change in unrealized appreciation or
     depreciation on investments                    17,009      17,432        1,297        (2,425)
                                                  --------    --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  19,777      15,067        1,520        (2,541)
Changes From Unit Transactions:
   - Contract purchases                              1,075       3,095        6,119           544
   - Contract withdrawals                           (9,887)     (3,557)      (2,085)       (1,406)
   - Contract transfers                                336         740         (688)      (21,368)
                                                  --------    --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (8,476)        278        3,346       (22,230)
                                                  --------    --------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             11,301      15,345        4,866       (24,771)
                                                  --------    --------      -------      --------
NET ASSETS AT DECEMBER 31, 2010                    133,384     139,675       31,186         3,038
Changes From Operations:
   - Net investment income (loss)                     (244)        817        1,239           (14)
   - Net realized gain (loss) on investments           806        (768)        (220)           62
   - Net change in unrealized appreciation or
     depreciation on investments                   (32,450)      7,692       (8,347)         (161)
                                                  --------    --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (31,888)      7,741       (7,328)         (113)
Changes From Unit Transactions:
   - Contract purchases                              4,895       3,934        8,565           500
   - Contract withdrawals                           (3,859)     (4,819)      (2,318)         (969)
   - Contract transfers                              1,406        (189)       1,318            --
                                                  --------    --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,442      (1,074)       7,565          (469)
                                                  --------    --------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (29,446)      6,667          237          (582)
                                                  --------    --------      -------      --------
NET ASSETS AT DECEMBER 31, 2011                   $103,938    $146,342      $31,423      $  2,456
                                                  ========    ========      =======      ========

                                                              AMERICAN                    AMERICAN
                                                   ABVPSF    CENTURY VP    AMERICAN     FUNDS GLOBAL
                                                 SMALL/MID   INFLATION   FUNDS GLOBAL      SMALL         AMERICAN
                                                 CAP VALUE   PROTECTION     GROWTH     CAPITALIZATION  FUNDS GROWTH
                                                   CLASS A     CLASS I      CLASS 2        CLASS 2        CLASS 2
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ----------  ----------  ------------  --------------  ------------
NET ASSETS AT JANUARY 1, 2010                     $214,593    $149,241     $ 30,613       $135,140      $1,141,221
Changes From Operations:
   - Net investment income (loss)                     (665)      1,845          306          1,460             578
   - Net realized gain (loss) on investments         2,679       3,630          (76)          (590)        (16,374)
   - Net change in unrealized appreciation or
     depreciation on investments                    52,793       1,124        3,516         28,428         208,384
                                                  --------    --------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  54,807       6,599        3,746         29,298         192,588
Changes From Unit Transactions:
   - Contract purchases                             26,159      18,341        3,923         14,719         127,680
   - Contract withdrawals                          (20,851)     (9,524)      (2,289)       (10,391)        (81,936)
   - Contract transfers                            (11,400)    (45,058)        (182)        (2,374)       (121,692)
                                                  --------    --------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (6,092)    (36,241)       1,452          1,954         (75,948)
                                                  --------    --------     --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             48,715     (29,642)       5,198         31,252         116,640
                                                  --------    --------     --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                    263,308     119,599       35,811        166,392       1,257,861
Changes From Operations:
   - Net investment income (loss)                     (538)      4,728          922            664            (399)
   - Net realized gain (loss) on investments         6,900       3,495          328            366           6,057
   - Net change in unrealized appreciation or
     depreciation on investments                   (23,644)      5,680       (9,107)       (23,753)        (70,372)
                                                  --------    --------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (17,282)     13,903       (7,857)       (22,723)        (64,714)
Changes From Unit Transactions:
   - Contract purchases                             22,881      14,142       38,039         14,155         174,409
   - Contract withdrawals                          (11,193)     (9,885)     (11,098)        (9,807)        (84,724)
   - Contract transfers                            (34,215)     (8,142)      43,900        (45,447)        (32,029)
                                                  --------    --------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (22,527)     (3,885)      70,841        (41,099)         57,656
                                                  --------    --------     --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (39,809)     10,018       62,984        (63,822)         (7,058)
                                                  --------    --------     --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $223,499    $129,617     $ 98,795       $102,570      $1,250,803
                                                  ========    ========     ========       ========      ==========

                                                                                                  DELAWARE
                                                                                                    VIP
                                                    AMERICAN      AMERICAN        BLACKROCK     DIVERSIFIED
                                                     FUNDS          FUNDS           GLOBAL        INCOME
                                                 GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.    STANDARD
                                                     CLASS 2        CLASS 2         CLASS I        CLASS
                                                   SUBACCOUNT    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  ---------------  ----------
NET ASSETS AT JANUARY 1, 2010                       $808,419      $  897,497      $ 117,154       $153,549
Changes From Operations:
   - Net investment income (loss)                      7,304          15,461           (198)         6,260
   - Net realized gain (loss) on investments          (6,853)         (3,567)           346          4,790
   - Net change in unrealized appreciation or
     depreciation on investments                      89,163          90,693         (4,924)         2,073
                                                    --------      ----------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    89,614         102,587         (4,776)        13,123
Changes From Unit Transactions:
   - Contract purchases                               90,705          89,785         29,704         38,434
   - Contract withdrawals                            (48,861)        (43,152)        (6,530)       (11,879)
   - Contract transfers                              (31,478)        170,814       (118,071)        26,017
                                                    --------      ----------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             10,366         217,447        (94,897)        52,572
                                                    --------      ----------      ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               99,980         320,034        (99,673)        65,695
                                                    --------      ----------      ---------       --------
NET ASSETS AT DECEMBER 31, 2010                      908,399       1,217,531         17,481        219,244
Changes From Operations:
   - Net investment income (loss)                      9,687          14,455          2,332          9,606
   - Net realized gain (loss) on investments             345             979          2,310         11,977
   - Net change in unrealized appreciation or
     depreciation on investments                     (35,894)       (189,514)        (9,351)        (6,467)
                                                    --------      ----------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (25,862)       (174,080)        (4,709)        15,116
Changes From Unit Transactions:
   - Contract purchases                              163,436         160,719         47,638         42,663
   - Contract withdrawals                            (53,015)        (48,688)       (12,982)       (21,229)
   - Contract transfers                              (16,641)        (62,845)        66,590         70,288
                                                    --------      ----------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             93,780          49,186        101,246         91,722
                                                    --------      ----------      ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               67,918        (124,894)        96,537        106,838
                                                    --------      ----------      ---------       --------
NET ASSETS AT DECEMBER 31, 2011                     $976,317      $1,092,637      $ 114,018       $326,082
                                                    ========      ==========      =========       ========

See accompanying notes.

                                                                           DELAWARE
                                                  DELAWARE                   VIP
                                                     VIP      DELAWARE   LIMITED-TERM
                                                  EMERGING       VIP     DIVERSIFIED    DELAWARE
                                                   MARKETS   HIGH YIELD     INCOME      VIP REIT
                                                  STANDARD    STANDARD     STANDARD     STANDARD
                                                    CLASS       CLASS       CLASS         CLASS
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 ----------  ----------  ------------  ----------
NET ASSETS AT JANUARY 1, 2010                     $ 431,582   $180,675     $ 43,128     $418,076
Changes From Operations:
   - Net investment income (loss)                       416     13,765          584        9,403
   - Net realized gain (loss) on investments          3,804        682        1,432      (20,309)
   - Net change in unrealized appreciation or
     depreciation on investments                     64,169     13,729         (897)     117,045
                                                  ---------   --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   68,389     28,176        1,119      106,139
Changes From Unit Transactions:
   - Contract purchases                              49,757     27,351       21,379       26,411
   - Contract withdrawals                           (26,937)   (12,930)      (2,321)     (30,346)
   - Contract transfers                             (43,291)    12,547      (51,340)      10,761
                                                  ---------   --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (20,471)    26,968      (32,282)       6,826
                                                  ---------   --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              47,918     55,144      (31,163)     112,965
                                                  ---------   --------     --------     --------
NET ASSETS AT DECEMBER 31, 2010                     479,500    235,819       11,965      531,041
Changes From Operations:
   - Net investment income (loss)                     5,178     18,899          323        5,280
   - Net realized gain (loss) on investments         14,229        769          270       (4,507)
   - Net change in unrealized appreciation or
     depreciation on investments                   (113,415)   (15,399)        (107)      54,412
                                                  ---------   --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (94,008)     4,269          486       55,185
Changes From Unit Transactions:
   - Contract purchases                              81,339     14,206        7,049       71,419
   - Contract withdrawals                           (33,796)   (13,183)      (2,130)     (28,650)
   - Contract transfers                             (44,340)    11,609        8,021      (10,916)
                                                  ---------   --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             3,203     12,632       12,940       31,853
                                                  ---------   --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (90,805)    16,901       13,426       87,038
                                                  ---------   --------     --------     --------
NET ASSETS AT DECEMBER 31, 2011                   $ 388,695   $252,720     $ 25,391     $618,079
                                                  =========   ========     ========     ========

                                                  DELAWARE    DELAWARE
                                                     VIP         VIP       DELAWARE    DELAWARE    DELAWARE
                                                  SMALL CAP   SMID CAP       VIP         VIP          VIP
                                                    VALUE      GROWTH       TREND    U.S. GROWTH     VALUE
                                                  STANDARD    STANDARD    STANDARD     STANDARD    STANDARD
                                                    CLASS       CLASS       CLASS       CLASS        CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                 ----------  ----------  ----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                    $  790,130   $     --    $ 208,669   $ 281,261    $ 70,703
Changes From Operations:
   - Net investment income (loss)                      (991)      (407)      (1,192)     (1,024)      1,313
   - Net realized gain (loss) on investments          5,325        669       27,461       5,820      (1,067)
   - Net change in unrealized appreciation or
     depreciation on investments                    240,318     29,669       11,435     (15,136)     10,555
                                                 ----------   --------    ---------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  244,652     29,931       37,704     (10,340)     10,801
Changes From Unit Transactions:
   - Contract purchases                              39,073      9,399        4,216      26,906       6,702
   - Contract withdrawals                           (49,300)    (2,506)     (14,600)     (9,846)     (4,290)
   - Contract transfers                              16,818    212,565     (235,989)   (206,690)       (100)
                                                 ----------   --------    ---------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             6,591    219,458     (246,373)   (189,630)      2,312
                                                 ----------   --------    ---------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             251,243    249,389     (208,669)   (199,970)     13,113
                                                 ----------   --------    ---------   ---------    --------
NET ASSETS AT DECEMBER 31, 2010                   1,041,373    249,389           --      81,291      83,816
Changes From Operations:
   - Net investment income (loss)                    (2,251)       618           --        (115)      1,111
   - Net realized gain (loss) on investments         21,098     13,018           --      14,396        (196)
   - Net change in unrealized appreciation or
     depreciation on investments                    (41,802)     5,196           --     (10,383)      8,063
                                                 ----------   --------    ---------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (22,955)    18,832           --       3,898       8,978
Changes From Unit Transactions:
   - Contract purchases                              71,720     17,597           --         600       7,202
   - Contract withdrawals                           (90,196)   (11,315)          --        (921)     (6,419)
   - Contract transfers                             (22,291)    (8,416)          --     (68,987)      6,989
                                                 ----------   --------    ---------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (40,767)    (2,134)          --     (69,308)      7,772
                                                 ----------   --------    ---------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (63,722)    16,698           --     (65,410)     16,750
                                                 ----------   --------    ---------   ---------    --------
NET ASSETS AT DECEMBER 31, 2011                  $  977,651   $266,087    $      --   $  15,881    $100,566
                                                 ==========   ========    =========   =========    ========

                                                   DWS VIP
                                                 ALTERNATIVE
                                                     ASSET      DWS VIP     DWS VIP
                                                  ALLOCATION  EQUITY 500   SMALL CAP   FIDELITY VIP
                                                    PLUS         INDEX       INDEX      CONTRAFUND
                                                   CLASS A      CLASS A     CLASS A   SERVICE CLASS
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                 -----------  ----------  ----------  ------------
NET ASSETS AT JANUARY 1, 2010                       $   --     $342,504    $155,611     $  807,561
Changes From Operations:
   - Net investment income (loss)                        9        3,877         341          4,837
   - Net realized gain (loss) on investments            14       (1,466)     (3,495)       (24,776)
   - Net change in unrealized appreciation or
     depreciation on investments                       131       44,125      36,677        187,356
                                                    ------     --------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     154       46,536      33,523        167,417
Changes From Unit Transactions:
   - Contract purchases                              2,000       29,946      15,245         95,782
   - Contract withdrawals                             (298)     (29,684)    (14,209)       (49,242)
   - Contract transfers                                 (5)      (1,420)    (31,129)       104,518
                                                    ------     --------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,697       (1,158)    (30,093)       151,058
                                                    ------     --------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,851       45,378       3,430        318,475
                                                    ------     --------    --------     ----------
NET ASSETS AT DECEMBER 31, 2010                      1,851      387,882     159,041      1,126,036
Changes From Operations:
   - Net investment income (loss)                       16        3,913         181          2,718
   - Net realized gain (loss) on investments             6        4,250      (1,359)        (6,654)
   - Net change in unrealized appreciation or
     depreciation on investments                      (114)      (4,339)     (7,226)       (35,592)
                                                    ------     --------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (92)       3,824      (8,404)       (39,528)
Changes From Unit Transactions:
   - Contract purchases                              1,000       57,973      18,569         48,186
   - Contract withdrawals                             (196)     (75,206)    (14,795)       (47,805)
   - Contract transfers                                  4         (302)    (38,986)       (22,310)
                                                    ------     --------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              808      (17,535)    (35,212)       (21,929)
                                                    ------     --------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                716      (13,711)    (43,616)       (61,457)
                                                    ------     --------    --------     ----------
NET ASSETS AT DECEMBER 31, 2011                     $2,567     $374,171    $115,425     $1,064,579
                                                    ======     ========    ========     ==========

See accompanying notes.

                                                                                FIDELITY VIP
                                                  FIDELITY VIP   FIDELITY VIP      GROWTH      FIDELITY VIP
                                                 EQUITY-INCOME      GROWTH     OPPORTUNITIES   HIGH INCOME
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $123,084       $10,696        $49,924        $142,980
Changes From Operations:
   - Net investment income (loss)                      1,382           (43)          (389)          9,849
   - Net realized gain (loss) on investments          (1,332)           72             14            (482)
   - Net change in unrealized appreciation or
     depreciation on investments                      17,445         2,406         12,183           8,237
                                                    --------       -------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    17,495         2,435         11,808          17,604
Changes From Unit Transactions:
   - Contract purchases                               10,440         1,510          6,552           1,915
   - Contract withdrawals                             (6,233)         (778)        (1,764)        (14,179)
   - Contract transfers                                3,871            86             --            (302)
                                                    --------       -------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              8,078           818          4,788         (12,566)
                                                    --------       -------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               25,573         3,253         16,596           5,038
                                                    --------       -------        -------        --------
NET ASSETS AT DECEMBER 31, 2010                      148,657        13,949         66,520         148,018
Changes From Operations:
   - Net investment income (loss)                      2,389           (29)          (513)          8,322
   - Net realized gain (loss) on investments            (750)          391            352            (207)
   - Net change in unrealized appreciation or
     depreciation on investments                      (1,581)         (339)         1,084          (3,627)
                                                    --------       -------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        58            23            923           4,488
Changes From Unit Transactions:
   - Contract purchases                                1,202         5,656            773           1,017
   - Contract withdrawals                             (6,931)       (2,993)        (1,418)        (16,238)
   - Contract transfers                                   --         3,031             --            (323)
                                                    --------       -------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (5,729)        5,694           (645)        (15,544)
                                                    --------       -------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (5,671)        5,717            278         (11,056)
                                                    --------       -------        -------        --------
NET ASSETS AT DECEMBER 31, 2011                     $142,986       $19,666        $66,798        $136,962
                                                    ========       =======        =======        ========

                                                                                               FTVIPT
                                                                                 FTVIPT       FRANKLIN      FTVIPT
                                                                                FRANKLIN   SMALL-MID CAP    MUTUAL
                                                  FIDELITY VIP   FIDELITY VIP    INCOME        GROWTH       SHARES
                                                     MID CAP       OVERSEAS    SECURITIES    SECURITIES   SECURITIES
                                                 SERVICE CLASS  SERVICE CLASS    CLASS 1      CLASS 1       CLASS 1
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                 -------------  -------------  ----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                       $256,398       $121,883      $57,274      $ 53,876     $ 12,454
Changes From Operations:
   - Net investment income (loss)                       (855)           776        3,881          (334)         234
   - Net realized gain (loss) on investments           2,311            (49)         146           350          (44)
   - Net change in unrealized appreciation or
     depreciation on investments                      66,954         15,280        3,304        15,258        1,682
                                                    --------       --------      -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    68,410         16,007        7,331        15,274        1,872
Changes From Unit Transactions:
   - Contract purchases                               23,616          7,735       15,812        19,101        6,914
   - Contract withdrawals                            (21,708)        (3,792)      (5,846)      (12,350)      (1,325)
   - Contract transfers                               17,780            890          492        (6,820)       1,040
                                                    --------       --------      -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             19,688          4,833       10,458           (69)       6,629
                                                    --------       --------      -------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               88,098         20,840       17,789        15,205        8,501
                                                    --------       --------      -------      --------     --------
NET ASSETS AT DECEMBER 31, 2010                      344,496        142,723       75,063        69,081       20,955
Changes From Operations:
   - Net investment income (loss)                     (1,628)           930        4,297          (392)       1,150
   - Net realized gain (loss) on investments           2,480            226          268         1,093         (253)
   - Net change in unrealized appreciation or
     depreciation on investments                     (48,784)       (29,901)      (3,081)       (4,315)      (3,079)
                                                    --------       --------      -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (47,932)       (28,745)       1,484        (3,614)      (2,182)
Changes From Unit Transactions:
   - Contract purchases                               80,368          8,038       16,827         9,597       35,398
   - Contract withdrawals                            (16,948)        (4,354)      (6,146)       (4,105)     (10,326)
   - Contract transfers                               16,255         14,209       (3,354)          312       36,469
                                                    --------       --------      -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             79,675         17,893        7,327         5,804       61,541
                                                    --------       --------      -------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               31,743        (10,852)       8,811         2,190       59,359
                                                    --------       --------      -------      --------     --------
NET ASSETS AT DECEMBER 31, 2011                     $376,239       $131,871      $83,874      $ 71,271     $ 80,314
                                                    ========       ========      =======      ========     ========

                                                   FTVIPT       FTVIPT      FTVIPT      FTVIPT
                                                  TEMPLETON   TEMPLETON    TEMPLETON   TEMPLETON
                                                   FOREIGN   GLOBAL BOND    GROWTH      GROWTH
                                                 SECURITIES   SECURITIES  SECURITIES  SECURITIES
                                                   CLASS 2     CLASS 1      CLASS 1     CLASS 2
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                 ----------  -----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                     $108,595     $115,852     $39,930     $15,792
Changes From Operations:
   - Net investment income (loss)                    1,126        1,308         455          54
   - Net realized gain (loss) on investments          (249)       1,282        (390)       (991)
   - Net change in unrealized appreciation or
     depreciation on investments                     6,966       16,507       3,497       1,503
                                                  --------     --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   7,843       19,097       3,562         566
Changes From Unit Transactions:
   - Contract purchases                                818       27,860       9,193       1,920
   - Contract withdrawals                           (3,782)      (9,091)     (2,979)     (5,058)
   - Contract transfers                               (441)      23,496       1,048         384
                                                  --------     --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,405)      42,265       7,262      (2,754)
                                                  --------     --------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,438       61,362      10,824      (2,188)
                                                  --------     --------     -------     -------
NET ASSETS AT DECEMBER 31, 2010                    113,033      177,214      50,754      13,604
Changes From Operations:
   - Net investment income (loss)                      732        9,783         553          79
   - Net realized gain (loss) on investments         2,131        2,163         (61)        (60)
   - Net change in unrealized appreciation or
     depreciation on investments                   (14,037)     (16,519)     (4,811)     (1,114)
                                                  --------     --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (11,174)      (4,573)     (4,319)     (1,095)
Changes From Unit Transactions:
   - Contract purchases                                691       20,150       8,067       2,207
   - Contract withdrawals                          (23,254)     (12,424)     (2,712)       (948)
   - Contract transfers                             13,054       39,975         209         273
                                                  --------     --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (9,509)      47,701       5,564       1,532
                                                  --------     --------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (20,683)      43,128       1,245         437
                                                  --------     --------     -------     -------
NET ASSETS AT DECEMBER 31, 2011                   $ 92,350     $220,342     $51,999     $14,041
                                                  ========     ========     =======     =======

See accompanying notes.

                                                                                                 JANUS
                                                 INVESCO V.I.                 INVESCO V.I.    ASPEN SERIES
                                                    CAPITAL    INVESCO V.I.   INTERNATIONAL     BALANCED
                                                 APPRECIATION   CORE EQUITY      GROWTH      INSTITUTIONAL
                                                   SERIES I      SERIES I       SERIES I         CLASS
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 ------------  ------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $317,299      $313,760       $104,967        $237,797
Changes From Operations:
   - Net investment income (loss)                      (127)          524          1,678           5,133
   - Net realized gain (loss) on investments         (5,812)       (1,489)         1,316             573
   - Net change in unrealized appreciation or
     depreciation on investments                     51,477        26,599          9,851          12,749
                                                   --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   45,538        25,634         12,845          18,455
Changes From Unit Transactions:
   - Contract purchases                              11,789        13,238          7,185           7,459
   - Contract withdrawals                           (23,380)      (32,394)        (7,835)         (7,431)
   - Contract transfers                               2,711           646            926           5,525
                                                   --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (8,880)      (18,510)           276           5,553
                                                   --------      --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              36,658         7,124         13,121          24,008
                                                   --------      --------       --------        --------
NET ASSETS AT DECEMBER 31, 2010                     353,957       320,884        118,088         261,805
Changes From Operations:
   - Net investment income (loss)                    (2,260)          474            932           4,702
   - Net realized gain (loss) on investments         (2,740)        2,394          5,872          15,036
   - Net change in unrealized appreciation or
     depreciation on investments                    (26,135)       (4,872)       (16,179)        (17,641)
                                                   --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (31,135)       (2,004)        (9,375)          2,097
Changes From Unit Transactions:
   - Contract purchases                              17,021        13,088         10,896           7,907
   - Contract withdrawals                           (22,637)      (58,205)        (9,280)         (8,304)
   - Contract transfers                               1,101           (60)       (33,053)         17,975
                                                   --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (4,515)      (45,177)       (31,437)         17,578
                                                   --------      --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (35,650)      (47,181)       (40,812)         19,675
                                                   --------      --------       --------        --------
NET ASSETS AT DECEMBER 31, 2011                    $318,307      $273,703       $ 77,276        $281,480
                                                   ========      ========       ========        ========

                                                                                   JANUS          JANUS
                                                     JANUS          JANUS       ASPEN SERIES   ASPEN SERIES      JANUS
                                                  ASPEN SERIES   ASPEN SERIES      GLOBAL       WORLDWIDE     ASPEN SERIES
                                                    BALANCED      ENTERPRISE     TECHNOLOGY   INSTITUTIONAL    WORLDWIDE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS      CLASS      SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $ 18,216       $ 33,334       $13,577        $139,449       $ 22,355
Changes From Operations:
   - Net investment income (loss)                        229           (239)         (111)           (253)           (72)
   - Net realized gain (loss) on investments             261          1,352           253            (402)           (32)
   - Net change in unrealized appreciation or
     depreciation on investments                        (609)         5,171         2,898          22,114          3,373
                                                    --------       --------       -------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (119)         6,284         3,040          21,459          3,269
Changes From Unit Transactions:
   - Contract purchases                                  270            500         1,043           5,827            830
   - Contract withdrawals                               (520)       (11,383)         (621)         (6,239)          (724)
   - Contract transfers                              (12,830)           (18)         (890)          2,266             --
                                                    --------       --------       -------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (13,080)       (10,901)         (468)          1,854            106
                                                    --------       --------       -------        --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (13,199)        (4,617)        2,572          23,313          3,375
                                                    --------       --------       -------        --------       --------
NET ASSETS AT DECEMBER 31, 2010                        5,017         28,717        16,149         162,762         25,730
Changes From Operations:
   - Net investment income (loss)                         97           (215)         (122)           (316)           (33)
   - Net realized gain (loss) on investments             279          2,611           579             (15)         1,684
   - Net change in unrealized appreciation or
     depreciation on investments                        (321)        (3,485)       (1,871)        (23,881)        (1,852)
                                                    --------       --------       -------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        55         (1,089)       (1,414)        (24,212)          (201)
Changes From Unit Transactions:
   - Contract purchases                                  270          9,903           793           7,759            431
   - Contract withdrawals                               (291)       (11,918)         (586)         (6,517)          (300)
   - Contract transfers                                3,819         (1,246)       (1,132)          2,047        (20,022)
                                                    --------       --------       -------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              3,798         (3,261)         (925)          3,289        (19,891)
                                                    --------       --------       -------        --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                3,853         (4,350)       (2,339)        (20,923)       (20,092)
                                                    --------       --------       -------        --------       --------
NET ASSETS AT DECEMBER 31, 2011                     $  8,870       $ 24,367       $13,810        $141,839       $  5,638
                                                    ========       ========       =======        ========       ========

                                                                                     LVIP            LVIP
                                                      LVIP            LVIP         BLACKROCK    COHEN & STEERS
                                                  BARON GROWTH    BARON GROWTH     INFLATION        GLOBAL
                                                  OPPORTUNITIES  OPPORTUNITIES  PROTECTED BOND    REAL ESTATE
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                       $     --        $188,639        $    --         $ 3,236
Changes From Operations:
   - Net investment income (loss)                       (154)         (1,485)             5            (176)
   - Net realized gain (loss) on investments             572               7             --             323
   - Net change in unrealized appreciation or
     depreciation on investments                      16,787          46,008            (21)         10,741
                                                    --------        --------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    17,205          44,530            (16)         10,888
Changes From Unit Transactions:
   - Contract purchases                                  402           1,800             --          11,069
   - Contract withdrawals                               (660)        (21,086)            (6)         (2,252)
   - Contract transfers                               82,338            (191)           480          38,363
                                                    --------        --------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             82,080         (19,477)           474          47,180
                                                    --------        --------        -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               99,285          25,053            458          58,068
                                                    --------        --------        -------         -------
NET ASSETS AT DECEMBER 31, 2010                       99,285         213,692            458          61,304
Changes From Operations:
   - Net investment income (loss)                       (646)         (1,733)           124            (370)
   - Net realized gain (loss) on investments           2,033           6,620             82             529
   - Net change in unrealized appreciation or
     depreciation on investments                       1,462            (712)           120          (6,051)
                                                    --------        --------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     2,849           4,175            326          (5,892)
Changes From Unit Transactions:
   - Contract purchases                               16,796          25,455          3,801           7,630
   - Contract withdrawals                             (4,257)        (48,548)        (1,487)         (3,528)
   - Contract transfers                               (6,444)         28,448          3,010             731
                                                    --------        --------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              6,095           5,355          5,324           4,833
                                                    --------        --------        -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                8,944           9,530          5,650          (1,059)
                                                    --------        --------        -------         -------
NET ASSETS AT DECEMBER 31, 2011                     $108,229        $223,222        $ 6,108         $60,245
                                                    ========        ========        =======         =======

See accompanying notes.

                                                                                                     LVIP
                                                      LVIP                            LVIP          DELAWARE
                                                    COLUMBIA          LVIP          DELAWARE       FOUNDATION
                                                      VALUE         DELAWARE       DIVERSIFIED     AGGRESSIVE
                                                  OPPORTUNITIES       BOND        FLOATING RATE    ALLOCATION
                                                 STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                        $    --       $  733,573        $    --         $ 7,243
Changes From Operations:
   - Net investment income (loss)                        (53)          22,117             --             (19)
   - Net realized gain (loss) on investments             223           20,035             --            (791)
   - Net change in unrealized appreciation or
     depreciation on investments                      10,218           15,449             --             562
                                                     -------       ----------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    10,388           57,601             --            (248)
Changes From Unit Transactions:
   - Contract purchases                                  200           76,112             --             631
   - Contract withdrawals                               (412)         (45,587)            --          (7,626)
   - Contract transfers                               53,080           21,979             --              --
                                                     -------       ----------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             52,868           52,504             --          (6,995)
                                                     -------       ----------        -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               63,256          110,105             --          (7,243)
                                                     -------       ----------        -------         -------
NET ASSETS AT DECEMBER 31, 2010                       63,256          843,678             --              --
Changes From Operations:
   - Net investment income (loss)                       (402)          26,722            219              --
   - Net realized gain (loss) on investments             955           33,014            (28)             --
   - Net change in unrealized appreciation or
     depreciation on investments                      (2,662)           7,096           (505)             --
                                                     -------       ----------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (2,109)          66,832           (314)             --
Changes From Unit Transactions:
   - Contract purchases                               15,118           60,968         16,603              --
   - Contract withdrawals                             (2,017)         (94,982)        (4,314)             --
   - Contract transfers                               (3,587)         136,449         18,830              --
                                                     -------       ----------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              9,514          102,435         31,119              --
                                                     -------       ----------        -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                7,405          169,267         30,805              --
                                                     -------       ----------        -------         -------
NET ASSETS AT DECEMBER 31, 2011                      $70,661       $1,012,945        $30,805         $    --
                                                     =======       ==========        =======         =======

                                                      LVIP            LVIP            LVIP                            LVIP
                                                    DELAWARE        DELAWARE        DELAWARE          LVIP           JANUS
                                                   GROWTH AND        SOCIAL         SPECIAL          GLOBAL         CAPITAL
                                                     INCOME        AWARENESS     OPPORTUNITIES       INCOME       APPRECIATION
                                                 STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                        $51,764         $13,153         $    --         $    --        $ 60,442
Changes From Operations:
   - Net investment income (loss)                        276             (23)             47              --             (14)
   - Net realized gain (loss) on investments            (800)             20               5              --               3
   - Net change in unrealized appreciation or
     depreciation on investments                       7,239           1,533           1,245              --           6,246
                                                     -------         -------         -------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     6,715           1,530           1,297              --           6,235
Changes From Unit Transactions:
   - Contract purchases                                4,000           3,391             400              --             343
   - Contract withdrawals                             (2,502)         (1,083)            (72)             --          (1,717)
   - Contract transfers                                  166             119           7,704              --             919
                                                     -------         -------         -------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              1,664           2,427           8,032              --            (455)
                                                     -------         -------         -------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                8,379           3,957           9,329              --           5,780
                                                     -------         -------         -------         -------        --------
NET ASSETS AT DECEMBER 31, 2010                       60,143          17,110           9,329              --          66,222
Changes From Operations:
   - Net investment income (loss)                        352               3             (17)          1,101            (337)
   - Net realized gain (loss) on investments            (401)             95             765             149           1,488
   - Net change in unrealized appreciation or
     depreciation on investments                         607            (219)         (1,123)         (1,498)         (4,476)
                                                     -------         -------         -------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       558            (121)           (375)           (248)         (3,325)
Changes From Unit Transactions:
   - Contract purchases                                4,000           2,390             523          31,842           1,265
   - Contract withdrawals                             (3,150)         (1,027)           (245)         (7,912)        (12,774)
   - Contract transfers                               (1,341)           (146)          7,144          33,590           2,802
                                                     -------         -------         -------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (491)          1,217           7,422          57,520          (8,707)
                                                     -------         -------         -------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   67           1,096           7,047          57,272         (12,032)
                                                     -------         -------         -------         -------        --------
NET ASSETS AT DECEMBER 31, 2011                      $60,210         $18,206         $16,376         $57,272        $ 54,190
                                                     =======         =======         =======         =======        ========

                                                      LVIP                                            LVIP
                                                      MFS                                           MONDRIAN
                                                 INTERNATIONAL        LVIP            LVIP        INTERNATIONAL
                                                     GROWTH         MFS VALUE    MID-CAP VALUE        VALUE
                                                 STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                        $ 4,746         $17,860         $1,076         $295,082
Changes From Operations:
   - Net investment income (loss)                         17             260             (3)           8,026
   - Net realized gain (loss) on investments               8             (33)            36           (2,729)
   - Net change in unrealized appreciation or
     depreciation on investments                         839           3,316            312              767
                                                     -------         -------         ------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       864           3,543            345            6,064
Changes From Unit Transactions:
   - Contract purchases                                2,707          11,469            600           26,271
   - Contract withdrawals                               (424)         (2,036)          (135)         (15,117)
   - Contract transfers                                   --           3,849            (68)          17,144
                                                     -------         -------         ------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              2,283          13,282            397           28,298
                                                     -------         -------         ------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                3,147          16,825            742           34,362
                                                     -------         -------         ------          --------
NET ASSETS AT DECEMBER 31, 2010                        7,893          34,685          1,818          329,444
Changes From Operations:
   - Net investment income (loss)                        332             486            (17)           6,992
   - Net realized gain (loss) on investments              16             112             35           (6,752)
   - Net change in unrealized appreciation or
     depreciation on investments                      (1,712)           (585)          (250)         (16,078)
                                                     -------         -------         ------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (1,364)             13           (232)         (15,838)
Changes From Unit Transactions:
   - Contract purchases                                6,008           5,522            601           11,558
   - Contract withdrawals                             (1,803)         (2,288)          (194)         (14,642)
   - Contract transfers                                3,071           9,719          1,999          (29,772)
                                                     -------         -------         ------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              7,276          12,953          2,406          (32,856)
                                                     -------         -------         ------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                5,912          12,966          2,174          (48,694)
                                                     -------         -------         ------          --------
NET ASSETS AT DECEMBER 31, 2011                      $13,805         $47,651         $3,992          $280,750
                                                     =======         =======         ======          ========

See accompanying notes.

                                                                                      LVIP            LVIP
                                                                      LVIP          PROTECTED       PROTECTED
                                                      LVIP          PROTECTED       PROFILE          PROFILE
                                                  MONEY MARKET    PROFILE 2030    CONSERVATIVE       GROWTH
                                                 STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                       $ 493,425       $266,985        $ 133,370       $ 164,907
Changes From Operations:
   - Net investment income (loss)                      (3,390)           645            2,408           2,354
   - Net realized gain (loss) on investments                2            (40)             942              98
   - Net change in unrealized appreciation or
     depreciation on investments                           --         30,482            4,218           7,664
                                                    ---------       --------        ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (3,388)        31,087            7,568          10,116
Changes From Unit Transactions:
   - Contract purchases                               583,700             --           12,233          29,573
   - Contract withdrawals                             (68,998)        (6,846)          (5,399)        (10,908)
   - Contract transfers                              (177,802)            --          (53,689)        (68,096)
                                                    ---------       --------        ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             336,900         (6,846)         (46,855)        (49,431)
                                                    ---------       --------        ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               333,512         24,241          (39,287)        (39,315)
                                                    ---------       --------        ---------       ---------
NET ASSETS AT DECEMBER 31, 2010                       826,937        291,226           94,083         125,592
Changes From Operations:
   - Net investment income (loss)                      (2,696)           157            1,740           2,119
   - Net realized gain (loss) on investments               --            742              428           1,622
   - Net change in unrealized appreciation or
     depreciation on investments                           --         (4,109)           1,395          (4,005)
                                                    ---------       --------        ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (2,696)        (3,210)           3,563            (264)
Changes From Unit Transactions:
   - Contract purchases                               115,375             --           11,676          21,500
   - Contract withdrawals                            (105,023)        (6,895)          (7,422)         (9,185)
   - Contract transfers                              (546,102)            --           23,787             920
                                                    ---------       --------        ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (535,750)        (6,895)          28,041          13,235
                                                    ---------       --------        ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (538,446)       (10,105)          31,604          12,971
                                                    ---------       --------        ---------       ---------
NET ASSETS AT DECEMBER 31, 2011                     $ 288,491       $281,121        $ 125,687       $ 138,563
                                                    =========       ========        =========       =========

                                                      LVIP
                                                    PROTECTED                        LVIP SSgA         LVIP SSgA        LVIP SSgA
                                                     PROFILE        LVIP SSgA        DEVELOPED         EMERGING     GLOBAL TACTICAL
                                                    MODERATE       BOND INDEX    INTERNATIONAL 150    MARKETS 100      ALLOCATION
                                                 STANDARD CLASS  STANDARD CLASS    STANDARD CLASS   STANDARD CLASS   STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 --------------  --------------  -----------------  --------------  ---------------
NET ASSETS AT JANUARY 1, 2010                       $ 153,480       $  84,534         $  9,933          $  8,650        $ 28,379
Changes From Operations:
   - Net investment income (loss)                       5,720           1,522               84               355              91
   - Net realized gain (loss) on investments               98             258               45               537            (461)
   - Net change in unrealized appreciation or
     depreciation on investments                       14,253           2,968              716            10,934           2,716
                                                    ---------       ---------         --------          --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     20,071           4,748              845            11,826           2,346
Changes From Unit Transactions:
   - Contract purchases                                 5,041          20,741            1,239             4,994           4,044
   - Contract withdrawals                              (5,390)         (3,059)            (328)           (1,384)         (2,314)
   - Contract transfers                               141,021           6,068              481            27,421             253
                                                    ---------       ---------         --------          --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             140,672          23,750            1,392            31,031           1,983
                                                    ---------       ---------         --------          --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               160,743          28,498            2,237            42,857           4,329
                                                    ---------       ---------         --------          --------        --------
NET ASSETS AT DECEMBER 31, 2010                       314,223         113,032           12,170            51,507          32,708
Changes From Operations:
   - Net investment income (loss)                       8,304           3,136              271             1,232             405
   - Net realized gain (loss) on investments              655             821               42             4,723            (297)
   - Net change in unrealized appreciation or
     depreciation on investments                      (12,023)          4,090           (1,915)          (14,491)           (142)
                                                    ---------       ---------         --------          --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (3,064)          8,047           (1,602)           (8,536)            (34)
Changes From Unit Transactions:
   - Contract purchases                                39,787           8,403            1,649             6,754          10,454
   - Contract withdrawals                             (29,781)         (2,777)            (334)           (3,521)         (4,203)
   - Contract transfers                               403,558          (4,873)           1,103            10,320          26,225
                                                    ---------       ---------         --------          --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             413,564             753            2,418            13,553          32,476
                                                    ---------       ---------         --------          --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               410,500           8,800              816             5,017          32,442
                                                    ---------       ---------         --------          --------        --------
NET ASSETS AT DECEMBER 31, 2011                     $ 724,723       $ 121,832         $ 12,986          $ 56,524        $ 65,150
                                                    =========       =========         ========          ========        ========

                                                                                    LVIP SSgA       LVIP SSgA
                                                    LVIP SSgA                       MODERATE        MODERATE
                                                 INTERNATIONAL     LVIP SSgA          INDEX         STRUCTURED
                                                     INDEX       LARGE CAP 100     ALLOCATION      ALLOCATION
                                                 STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                       $ 33,358        $ 22,586         $    --        $     --
Changes From Operations:
   - Net investment income (loss)                        300             566              --              --
   - Net realized gain (loss) on investments             139             422              --              --
   - Net change in unrealized appreciation or
     depreciation on investments                       1,970           8,772              --              --
                                                    --------        --------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     2,409           9,760              --              --
Changes From Unit Transactions:
   - Contract purchases                                1,239           6,226              --              --
   - Contract withdrawals                               (640)         (1,744)             --              --
   - Contract transfers                                1,036          32,448              --              --
                                                    --------        --------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              1,635          36,930              --              --
                                                    --------        --------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                4,044          46,690              --              --
                                                    --------        --------         -------        --------
NET ASSETS AT DECEMBER 31, 2010                       37,402          69,276              --              --
Changes From Operations:
   - Net investment income (loss)                        281             848              14             (56)
   - Net realized gain (loss) on investments             475           1,318               3             (12)
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,361)           (612)            (19)            (97)
                                                    --------        --------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (4,605)          1,554              (2)           (165)
Changes From Unit Transactions:
   - Contract purchases                                1,403           5,528           3,301          28,940
   - Contract withdrawals                               (638)         (5,976)         (1,381)         (1,687)
   - Contract transfers                                   83           1,648           3,071          18,493
                                                    --------        --------         -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                848           1,200           4,991          45,746
                                                    --------        --------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (3,757)          2,754           4,989          45,581
                                                    --------        --------         -------        --------
NET ASSETS AT DECEMBER 31, 2011                     $ 33,645        $ 72,030         $ 4,989        $ 45,581
                                                    ========        ========         =======        ========

See accompanying notes.

                                                                 LVIP SSgA       LVIP SSgA         LVIP
                                                LVIP SSgA        SMALL-CAP       SMALL-MID     T. ROWE PRICE
                                              S&P 500 INDEX       INDEX           CAP 200      GROWTH STOCK
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                    $270,509         $41,492         $ 5,628         $   --
Changes From Operations:
   - Net investment income (loss)                   1,618              18             134             (8)
   - Net realized gain (loss) on investments        1,668             487             275             (1)
   - Net change in unrealized appreciation
     or depreciation on investments                35,219          12,511           1,924            265
                                                 --------         -------         -------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       38,505          13,016           2,333            256
Changes From Unit Transactions:
   - Contract purchases                            15,169          13,791           3,773          2,001
   - Contract withdrawals                         (14,815)         (2,327)           (505)          (303)
   - Contract transfers                            (2,943)         (2,440)           (845)            43
                                                 --------         -------         -------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (2,589)          9,024           2,423          1,741
                                                 --------         -------         -------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS            35,916          22,040           4,756          1,997
                                                 --------         -------         -------         ------
NET ASSETS AT DECEMBER 31, 2010                   306,425          63,532          10,384          1,997
Changes From Operations:
   - Net investment income (loss)                   1,008            (127)            151            (14)
   - Net realized gain (loss) on investments        3,077             580             176              7
   - Net change in unrealized appreciation
     or depreciation on investments                  (260)         (4,178)           (548)           (55)
                                                 --------         -------         -------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        3,825          (3,725)           (221)           (62)
Changes From Unit Transactions:
   - Contract purchases                            14,478          15,162             958          1,000
   - Contract withdrawals                         (16,970)         (3,662)           (934)          (198)
   - Contract transfers                               198             559             747           (159)
                                                 --------         -------         -------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (2,294)         12,059             771            643
                                                 --------         -------         -------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,531           8,334             550            581
                                                 --------         -------         -------         ------
NET ASSETS AT DECEMBER 31, 2011                  $307,956         $71,866         $10,934         $2,578
                                                 ========         =======         =======         ======

                                                   LVIP
                                              T. ROWE PRICE                        LVIP
                                                STRUCTURED         LVIP           TURNER            LVIP
                                                  MID-CAP        TEMPLETON        MID-CAP       WELLS FARGO
                                                  GROWTH          GROWTH          GROWTH      INTRINSIC VALUE
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS   STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                              --------------  --------------  --------------  ---------------
NET ASSETS AT JANUARY 1, 2010                    $39,975          $    --         $ 8,979          $ 4,292
Changes From Operations:
   - Net investment income (loss)                   (211)              --            (163)              62
   - Net realized gain (loss) on investments         974               --              19              (72)
   - Net change in unrealized appreciation
     or depreciation on investments                9,949               --          11,752            1,362
                                                 -------          -------         -------          -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      10,712               --          11,608            1,352
Changes From Unit Transactions:
   - Contract purchases                            6,841               --           5,205              700
   - Contract withdrawals                         (2,519)              --          (1,433)            (470)
   - Contract transfers                           (3,006)              --          27,731            5,930
                                                 -------          -------         -------          -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                1,316               --          31,503            6,160
                                                 -------          -------         -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           12,028               --          43,111            7,512
                                                 -------          -------         -------          -------
NET ASSETS AT DECEMBER 31, 2010                   52,003               --          52,090           11,804
Changes From Operations:
   - Net investment income (loss)                   (266)             103            (321)               9
   - Net realized gain (loss) on investments       1,351               11           1,245             (523)
   - Net change in unrealized appreciation
     or depreciation on investments               (3,066)            (189)         (4,843)              79
                                                 -------          -------         -------          -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (1,981)             (75)         (3,919)            (435)
Changes From Unit Transactions:
   - Contract purchases                            6,841            3,301           3,801              702
   - Contract withdrawals                         (2,707)          (1,389)         (2,363)            (491)
   - Contract transfers                              898            3,071          (2,913)          (3,677)
                                                 -------          -------         -------          -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                5,032            4,983          (1,475)          (3,466)
                                                 -------          -------         -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,051            4,908          (5,394)          (3,901)
                                                 -------          -------         -------          -------
NET ASSETS AT DECEMBER 31, 2011                  $55,054          $ 4,908         $46,696          $ 7,903
                                                 =======          =======         =======          =======

                                                                                MFS VIT        MFS VIT        MFS VIT
                                                M CAPITAL   M INTERNATIONAL      GROWTH     TOTAL RETURN     UTILITIES
                                              APPRECIATION       EQUITY      INITIAL CLASS  INITIAL CLASS  INITIAL CLASS
                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                              ------------  ---------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $ 7,435        $24,294         $137,633       $202,962      $710,682
Changes From Operations:
   - Net investment income (loss)                    (20)           629             (968)         4,079        18,013
   - Net realized gain (loss) on investments        (972)          (598)             316           (194)       (2,602)
   - Net change in unrealized appreciation
     or depreciation on investments                  937            870           20,883         21,776        85,073
                                                 -------        -------         --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         (55)           901           20,231         25,661       100,484
Changes From Unit Transactions:
   - Contract purchases                              888             --            8,331         56,493        54,671
   - Contract withdrawals                         (8,268)          (932)          (5,112)       (18,280)      (32,211)
   - Contract transfers                               --             --            2,231         44,899        34,696
                                                 -------        -------         --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (7,380)          (932)           5,450         83,112        57,156
                                                 -------        -------         --------       --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (7,435)           (31)          25,681        108,773       157,640
                                                 -------        -------         --------       --------      --------
NET ASSETS AT DECEMBER 31, 2010                       --         24,263          163,314        311,735       868,322
Changes From Operations:
   - Net investment income (loss)                     --            556             (950)         5,580        24,559
   - Net realized gain (loss) on investments          --           (548)           3,237          3,830         5,448
   - Net change in unrealized appreciation
     or depreciation on investments                   --         (3,327)          (3,713)        (5,104)       21,907
                                                 -------        -------         --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          --         (3,319)          (1,426)         4,306        51,914
Changes From Unit Transactions:
   - Contract purchases                               --             --            7,574         31,477       118,281
   - Contract withdrawals                             --           (886)         (16,556)       (16,441)      (34,949)
   - Contract transfers                               --             --              282        (30,636)      (54,173)
                                                 -------        -------         --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   --           (886)          (8,700)       (15,600)       29,159
                                                 -------        -------         --------       --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               --         (4,205)         (10,126)       (11,294)       81,073
                                                 -------        -------         --------       --------      --------
NET ASSETS AT DECEMBER 31, 2011                  $    --        $20,058         $153,188       $300,441      $949,395
                                                 =======        =======         ========       ========      ========

See accompanying notes.

                                                                                    PIMCO VIT
                                                NB AMT                              COMMODITY
                                                MID-CAP     NB AMT      NB AMT     REAL RETURN
                                                GROWTH     PARTNERS    REGENCY    ADMINISTRATIVE
                                                I CLASS    I CLASS     I CLASS        CLASS
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                              ----------  ----------  ----------  --------------
NET ASSETS AT JANUARY 1, 2010                  $527,638    $ 65,223     $35,743      $ 38,818
Changes From Operations:
   - Net investment income (loss)                (4,296)        (79)         40        10,965
   - Net realized gain (loss) on investments      9,697      (2,216)       (175)        2,416
   - Net change in unrealized appreciation
     or depreciation on investments             135,043      11,760       8,691        17,113
                                               --------    --------     -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    140,444       9,465       8,556        30,494
Changes From Unit Transactions:
   - Contract purchases                          25,763       9,815       2,330        19,485
   - Contract withdrawals                       (30,434)     (4,809)     (2,808)       (5,259)
   - Contract transfers                         (30,083)        222      (3,644)       56,806
                                               --------    --------     -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (34,754)      5,228      (4,122)       71,032
                                               --------    --------     -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         105,690      14,693       4,434       101,526
                                               --------    --------     -------      --------
NET ASSETS AT DECEMBER 31, 2010                 633,328      79,916      40,177       140,344
Changes From Operations:
   - Net investment income (loss)                (4,946)       (584)          8        21,345
   - Net realized gain (loss) on investments     12,613      (8,705)        568         1,048
   - Net change in unrealized appreciation
     or depreciation on investments              (9,160)        (33)     (3,070)      (36,841)
                                               --------    --------     -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (1,493)     (9,322)     (2,494)      (14,448)
Changes From Unit Transactions:
   - Contract purchases                          13,501       1,812       2,506        31,632
   - Contract withdrawals                       (34,513)    (19,342)     (2,902)      (12,000)
   - Contract transfers                          (4,449)      1,167         728        16,203
                                               --------    --------     -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (25,461)    (16,363)        332        35,835
                                               --------    --------     -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (26,954)    (25,685)     (2,162)       21,387
                                               --------    --------     -------      --------
NET ASSETS AT DECEMBER 31, 2011                $606,374    $ 54,231     $38,015      $161,731
                                               ========    ========     =======      ========

                                               PUTNAM VT    PUTNAM VT
                                                 GLOBAL     GROWTH &
                                              HEALTH CARE    INCOME
                                                CLASS IB    CLASS IB
                                               SUBACCOUNT  SUBACCOUNT
                                              -----------  ----------
NET ASSETS AT JANUARY 1, 2010                    $2,417      $11,760
Changes From Operations:
   - Net investment income (loss)                    26           86
   - Net realized gain (loss) on investments         (7)        (148)
   - Net change in unrealized appreciation
     or depreciation on investments                  33        1,618
                                                 ------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         52        1,556
Changes From Unit Transactions:
   - Contract purchases                              --           --
   - Contract withdrawals                          (288)        (252)
   - Contract transfers                             288           --
                                                 ------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  --         (252)
                                                 ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              52        1,304
                                                 ------      -------
NET ASSETS AT DECEMBER 31, 2010                   2,469       13,064
Changes From Operations:
   - Net investment income (loss)                     1           55
   - Net realized gain (loss) on investments         81         (116)
   - Net change in unrealized appreciation
     or depreciation on investments                 (92)        (635)
                                                 ------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (10)        (696)
Changes From Unit Transactions:
   - Contract purchases                              32           --
   - Contract withdrawals                          (307)        (274)
   - Contract transfers                               5           --
                                                 ------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (270)        (274)
                                                 ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (280)        (970)
                                                 ------      -------
NET ASSETS AT DECEMBER 31, 2011                  $2,189      $12,094
                                                 ======      =======

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

     -    Lincoln SVUL

     -    Lincoln SVUL-II

     -    Lincoln SVUL-III

     -    Lincoln SVUL-IV

     -    Lincoln SVUL(ONE)

     -    Lincoln SVUL(ONE) 2007

     -    Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirteen mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Small Cap Index Class A Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Opportunities Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund
Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Institutional Class Portfolio
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio

     Janus Aspen Series Global Technology Service Class Portfolio
     Janus Aspen Series Worldwide Institutional Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund
     LVIP Capital Growth Standard Class Fund**
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund**
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund**
     LVIP Dimensional U.S. Equity Standard Class Fund**
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
     LVIP Global Income Standard Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund**
     LVIP Protected Profile 2020 Standard Class Fund**
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund**
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Developed International 150 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth Standard Class Fund
     LVIP Turner Mid-Cap Growth  Standard  Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard International Equity ETF Standard Class Fund**
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
M Fund, Inc. (M):
     M International Equity Fund
     M Business Opportunity Value Fund**
     M Capital Appreciation Fund**
     M Large Cap Growth Fund**
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series**
     MFS VIT Growth Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global  Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company

**   Available funds with no money invested at December 31, 2011.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2010, the LVIP Black-Rock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation Fund and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                NEW FUND NAME
---------------------------------------------------------------   -----------------------------------
LVIP Wilshire 2010 Profile Fund Standard Class Fund               LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Fund Standard Class Fund               LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Fund Standard Class Fund               LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Fund Standard Class Fund               LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund            LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund   LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                LVIP Protected Profile Moderate Standard Class Fund

During 2011, the following funds became available as investment options for account contract owners:

LVIP Dimensional Non-U.S. Equity Standard Class Fund

LVIP Dimensional U.S. Equity Standard Class Fund

LVIP Dimensional/Vanguard Total Bond Standard Class Fund

LVIP Vanguard Domestic Equity ETF Standard Class Fund

LVIP Vanguard International Equity ETF Standard Class Fund

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

-    Lincoln SVUL - annual rate of .80%

-    Lincoln SVUL-II - annual rate of .80%

- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2011 and 2010, amounted to $105,239 and $113,422, respectively.

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2011 and 2010, amounted to $640,275 and $549,040, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2011 and 2010, amounted to $283,560 and $242,537, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2011 and 2010, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln SVUL(ONE) 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2011 and 2010, $42,787 and $12,941 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2011                  0.10%    0.80%   $10.50    $15.90       9,703    $  103,938    -23.84%    -23.31%     0.58%
            2010                  0.10%    0.80%    13.78     18.39       9,640       133,384     17.99%     18.22%     2.18%
            2009                  0.60%    0.80%    11.68     15.59      10,394       122,083     52.26%     52.57%     0.00%
            2008                  0.60%    0.80%     7.67     10.24      10,909        84,213    -47.79%    -47.68%     0.00%
            2007                  0.60%    0.80%    14.69     19.61      10,434       154,015     19.24%     19.48%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2011                  0.10%    0.80%     9.97     16.88      11,797       146,342      5.47%      6.28%     1.32%
            2010                  0.10%    0.80%     9.43     14.92      11,901       139,675     12.19%     12.53%     0.00%
            2009                  0.50%    0.80%     8.38     13.30      11,892       124,330     19.85%     20.22%     4.22%
            2008                  0.50%    0.80%     6.97     11.09      11,896       103,835    -41.08%    -40.90%     2.17%
            2007                  0.50%    0.80%    14.06     18.83      13,574       201,146      4.27%      4.49%     1.46%
ABVPSF INTERNATIONAL VALUE CLASS A
            2011                  0.10%    0.60%     6.53     14.60       4,722        31,423    -19.74%    -19.29%     4.34%
            2010                  0.10%    0.60%     8.14      8.17       3,791        31,186      3.97%      4.07%     3.18%
            2009                  0.50%    0.60%     7.83      7.85       3,361        26,320     33.87%     34.01%     0.67%
            2008                  0.50%    0.60%     5.85      5.85       7,047        41,197    -53.46%    -53.46%     1.10%
            2007                  0.60%    0.80%    12.56     12.56       4,560        57,286      5.21%      5.21%     0.29%
ABVPSF LARGE CAP GROWTH CLASS A
            2011                  0.80%    0.80%    10.81     10.81         227         2,456     -3.82%     -3.82%     0.33%
            2010                  0.80%    0.80%    11.24     11.24         270         3,038      9.22%      9.22%     0.88%
            2009                  0.80%    0.80%    10.29     10.29       2,463        27,809     36.42%     36.42%     0.04%
            2008                  0.80%    0.80%     7.54      7.54         311         2,348    -40.14%    -40.14%     0.00%
            2007     1/26/07      0.80%    0.80%    12.60     12.60         326         4,108     12.84%     12.84%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                  0.10%    0.80%     9.24     22.06      16,065       223,499     -9.12%     -8.42%     0.46%
            2010                  0.10%    0.80%    10.14     24.27      16,496       263,308     25.90%     26.27%     0.43%
            2009                  0.50%    0.80%     9.74     19.28      16,844       214,593     41.72%     42.14%     1.01%
            2008                  0.50%    0.80%     6.85     13.60      11,510       119,283    -36.09%    -35.90%     0.74%
            2007                  0.50%    0.80%    10.69     21.28      10,344       168,762      0.89%      1.20%     0.86%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                  0.50%    0.80%    13.50     14.79       8,969       129,617     11.21%     11.54%     4.30%
            2010                  0.50%    0.80%    12.12     13.30       9,219       119,599      4.53%      4.84%     1.99%
            2009                  0.50%    0.80%    12.09     12.73      11,992       149,241      9.58%      9.90%     2.05%
            2008                  0.50%    0.80%    11.00     11.61       8,420        95,611     -2.07%     -1.77%     5.02%
            2007                  0.50%    0.80%    11.20     11.86      10,099       116,847      8.80%      9.13%     4.83%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                  0.10%    0.80%    11.18     16.57       8,942        98,795     -9.61%     -9.00%     2.06%
            2010                  0.10%    0.80%    12.33     17.04       2,253        35,811     10.86%     11.19%     1.57%
            2009                  0.50%    0.80%    11.09     15.37       2,163        30,613     41.17%     41.58%     0.96%
            2008                  0.50%    0.80%     7.83     10.89       6,763        65,054    -38.88%    -38.70%     3.00%
            2007                  0.50%    0.80%    12.78     17.81         617         9,232     13.93%     14.43%     3.13%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                  0.10%    0.80%     7.56     24.81       8,370       102,570    -19.79%    -19.23%     1.26%
            2010                  0.10%    0.80%     9.40     30.93       9,447       166,392     21.43%     21.80%     1.75%
            2009                  0.50%    0.80%     9.72     25.47       9,250       135,140     60.00%     60.50%     0.29%
            2008                  0.50%    0.80%     8.34     15.92       7,304        78,727    -53.89%    -53.80%     0.00%
            2007                  0.60%    0.80%    18.10     34.52       7,350       172,519     20.46%     20.70%     2.93%
AMERICAN FUNDS GROWTH CLASS 2
            2011                  0.10%    0.80%     8.83     18.77      99,936     1,250,803     -5.04%     -4.37%     0.63%
            2010                  0.10%    0.80%     9.28     19.76      95,948     1,257,861     17.74%     18.09%     0.72%
            2009                  0.50%    0.80%     9.11     16.79     103,322     1,141,221     38.30%     38.72%     0.70%
            2008                  0.50%    0.80%     6.57     12.14      89,300       731,065    -44.42%    -44.25%     0.92%
            2007                  0.50%    0.80%    11.78     21.84      78,268     1,147,832     11.45%     11.79%     0.81%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                  0.10%    0.80%   $ 8.46    $16.63      84,259    $  976,317     -2.61%     -1.93%     1.63%
            2010                  0.10%    0.80%     8.66     16.39      76,484       908,399     10.54%     10.87%     1.52%
            2009                  0.50%    0.80%     9.29     14.82      75,249       808,419     30.19%     30.59%     1.80%
            2008                  0.50%    0.80%     7.11     11.39      55,847       482,464    -38.34%    -38.16%     1.94%
            2007                  0.50%    0.80%    11.50     18.47      43,924       625,169      4.21%      4.52%     1.68%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                  0.10%    0.80%     8.09     20.76      79,633     1,092,637    -14.66%    -14.05%     1.86%
            2010                  0.10%    0.80%     9.46     24.32      74,360     1,217,531      6.38%      6.70%     2.17%
            2009                  0.50%    0.80%    10.83     22.86      58,787       897,497     41.93%     42.36%     1.58%
            2008                  0.50%    0.80%     7.61     16.11      55,813       632,507    -42.59%    -42.41%     2.29%
            2007                  0.50%    0.80%    13.21     28.05      41,071       813,698     19.07%     19.42%     1.84%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                  0.10%    0.80%    12.40     12.40       9,293       114,018     -3.59%     -3.59%     3.74%
            2010                  0.10%    0.10%    12.87     12.87       1,359        17,481      8.30%      8.30%     0.29%
            2009     8/27/09      0.60%    0.80%    11.65     11.67      10,045       117,154      6.22%      8.06%     1.34%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                  0.10%    0.80%    14.07     16.77      20,413       326,082      5.52%      6.28%     4.17%
            2010                  0.10%    0.80%    13.30     15.89      14,187       219,244      7.14%      7.52%     3.99%
            2009                  0.50%    0.80%    13.71     14.83      10,598       153,549     25.95%     26.33%     6.34%
            2008                  0.50%    0.80%    10.85     11.77      12,582       145,622     -5.30%     -5.02%     4.00%
            2007                  0.50%    0.80%    11.43     12.43      14,259       174,484      6.77%      7.10%     2.89%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2011                  0.10%    0.80%     9.69     40.00      23,981       388,695    -20.42%    -19.86%     1.91%
            2010                  0.10%    0.80%    12.15     50.27      18,479       479,500     17.55%     17.90%     0.80%
            2009                  0.50%    0.80%    13.53     42.76      19,096       431,582     76.70%     77.23%     1.23%
            2008                  0.50%    0.80%     7.63     24.20      17,350       245,620    -51.94%    -51.80%     1.54%
            2007                  0.50%    0.80%    15.83     50.36      13,622       439,481     37.75%     38.17%     1.57%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                  0.10%    0.80%    12.65     21.94      14,010       252,720      1.57%      2.27%     8.34%
            2010                  0.10%    0.80%    14.22     21.60      13,174       235,819     14.40%     14.74%     7.42%
            2009                  0.50%    0.80%    12.40     18.88      11,318       180,675     47.79%     48.23%     7.88%
            2008                  0.50%    0.80%     8.36     12.78      14,796       159,085    -24.78%    -24.55%     8.43%
            2007                  0.50%    0.80%    11.08     16.98      14,257       208,007      1.97%      2.28%     6.22%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011                  0.10%    0.80%    11.88     11.88       2,094        25,391      2.81%      2.81%     1.82%
            2010                  0.10%    0.10%    11.56     11.56       1,035        11,965      0.22%      0.22%     2.28%
            2009     2/12/09      0.60%    0.80%    11.81     12.10       3,584        43,128      2.22%      9.69%     3.13%
DELAWARE VIP REIT STANDARD CLASS
            2011                  0.50%    0.80%    11.29     34.29      33,475       618,079     10.07%     10.40%     1.58%
            2010                  0.50%    0.80%    10.22     31.15      31,268       531,041     25.98%     26.35%     2.73%
            2009                  0.50%    0.80%     8.09     24.72      30,939       418,076     22.33%     22.70%     4.13%
            2008                  0.50%    0.80%     6.59     20.21      25,322       288,278    -35.58%    -35.39%     2.28%
            2007                  0.50%    0.80%    10.20     31.37      22,296       410,052    -14.63%    -14.37%     1.21%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                  0.10%    0.80%    11.43     29.67      46,688       977,651     -2.12%     -1.44%     0.52%
            2010                  0.10%    0.80%    11.64     30.31      47,431     1,041,373     31.22%     31.62%     0.64%
            2009                  0.50%    0.80%     8.85     23.10      46,925       790,130     30.78%     31.20%     0.93%
            2008                  0.50%    0.80%     6.74     17.67      44,319       582,703    -30.44%    -30.23%     0.63%
            2007                  0.50%    0.80%     9.66     25.39      39,881       774,557     -7.37%     -7.10%     0.48%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                  0.50%    0.80%    12.08     23.01      14,727       266,087      7.27%      7.59%     0.98%
            2010     10/8/10      0.50%    0.80%    11.25     21.45      14,885       249,389     13.56%     13.64%     0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                  0.50%    0.80%     8.67     15.77      17,152       208,669     53.49%     53.95%     0.00%
            2008                  0.50%    0.80%     5.63     10.28      16,800       132,309    -47.16%    -47.00%     0.00%
            2007                  0.50%    0.80%    10.63     19.45      15,316       231,499      9.87%     10.20%     0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2011                  0.60%    0.80%   $14.15    $15.98       1,063    $   15,881      6.77%      6.99%     0.19%
            2010                  0.60%    0.80%    11.54     14.97       6,817        81,291     12.99%     13.22%     0.12%
            2009                  0.60%    0.80%    10.21     13.25      25,064       281,261     42.15%     42.44%     0.12%
            2008                  0.60%    0.80%     7.19      9.32       7,155        53,077    -43.12%    -43.00%     0.04%
            2007                  0.60%    0.80%    12.63     16.38       7,114        92,351     11.66%     11.89%     0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                  0.50%    0.80%    10.93     18.13       7,457       100,566      8.66%      8.99%     1.86%
            2010                  0.50%    0.80%    10.03     16.68       6,881        83,816     14.71%     15.05%     2.39%
            2009                  0.50%    0.80%     8.72     14.54       6,666        70,703     17.02%     17.38%     3.92%
            2008                  0.50%    0.80%     7.43     12.43      10,714        98,476    -33.96%    -33.76%     2.98%
            2007                  0.50%    0.80%    11.21     18.82      12,021       173,285     -3.50%     -3.21%     0.84%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                  0.60%    0.60%    12.49     12.49         206         2,567     -3.45%     -3.45%     1.29%
            2010     1/12/10      0.60%    0.60%    12.94     12.94         143         1,851     10.49%     10.49%     1.25%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                  0.50%    0.80%    10.50     16.08      30,210       374,171      1.02%      1.33%     1.77%
            2010                  0.50%    0.80%    10.36     15.92      32,023       387,882     13.79%     14.13%     1.89%
            2009                  0.50%    0.80%     9.08     13.99      32,303       342,504     25.32%     25.69%     2.77%
            2008                  0.50%    0.80%     7.22     11.16      42,359       350,128    -37.65%    -37.47%     2.41%
            2007                  0.50%    0.80%    11.55     17.90      41,752       552,857      4.46%      4.77%     1.50%
DWS VIP SMALL CAP INDEX CLASS A
            2011                  0.50%    0.80%    10.00     20.43       7,930       115,425     -5.18%     -4.89%     0.87%
            2010                  0.50%    0.80%    10.51     21.54       9,721       159,041     25.38%     25.76%     0.95%
            2009                  0.50%    0.80%     8.36     17.18      12,064       155,611     25.56%     25.94%     1.72%
            2008                  0.50%    0.80%     6.64     13.68      11,493       120,697    -34.65%    -34.45%     1.57%
            2007                  0.50%    0.80%    10.13     20.94      10,775       177,030     -2.68%     -2.39%     0.85%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                  0.10%    0.80%    10.75     19.56      69,096     1,064,579     -3.41%     -2.73%     0.92%
            2010                  0.10%    0.80%    11.10     20.25      70,272     1,126,036     16.18%     16.53%     1.21%
            2009                  0.50%    0.80%     9.53     17.43      58,516       807,561     34.58%     34.99%     1.37%
            2008                  0.50%    0.80%     7.06     12.95      54,181       553,682    -43.07%    -42.90%     0.95%
            2007                  0.50%    0.80%    12.36     22.75      51,668       929,767     16.57%     16.92%     1.05%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2011                  0.80%    0.80%    12.67     15.78      11,199       142,986      0.05%      0.06%     2.41%
            2010                  0.80%    0.80%    12.66     15.78      11,664       148,657     14.17%     14.18%     1.90%
            2009                  0.80%    0.80%    11.09     13.82      11,033       123,084     28.99%     29.00%     2.38%
            2008                  0.80%    0.80%     8.60     10.71      10,739        92,747    -43.16%    -43.16%     2.84%
            2007                  0.80%    0.80%    15.13     15.13       9,467       143,805      0.61%      0.61%     1.80%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                  0.10%    0.80%     7.35     18.42       1,617        19,666     -0.65%      0.03%     0.32%
            2010                  0.10%    0.80%     7.40     12.41       1,296        13,949     23.05%     23.44%     0.19%
            2009                  0.50%    0.80%     6.01     10.08       1,256        10,696     27.00%     27.51%     0.40%
            2008                  0.50%    0.80%     4.73      7.93       1,106         7,312    -47.66%    -47.50%     0.94%
            2007                  0.50%    0.80%     9.05     15.15         822        10,080     25.81%     26.19%     0.77%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2011                  0.80%    0.80%     8.86      8.86       7,540        66,798      1.37%      1.37%     0.05%
            2010                  0.80%    0.80%     8.74      8.74       7,611        66,520     22.67%     22.67%     0.10%
            2009                  0.80%    0.80%     7.12      7.12       7,007        49,924     44.56%     44.56%     0.41%
            2008                  0.80%    0.80%     4.93      4.93       6,051        29,823    -55.42%    -55.42%     0.37%
            2007                  0.80%    0.80%    11.06     11.06       5,516        60,986     22.06%     22.06%     0.00%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2011                  0.80%    0.80%    13.97     13.97       9,803       136,962      3.10%      3.10%     6.56%
            2010                  0.80%    0.80%    13.55     13.55      10,923       148,018     12.88%     12.88%     7.59%
            2009                  0.80%    0.80%    12.00     12.00      11,910       142,980     42.63%     42.63%     7.93%
            2008                  0.80%    0.80%     8.42      8.42      13,145       110,639    -25.66%    -25.66%    10.06%
            2007                  0.80%    0.80%    11.32     11.32      13,891       157,279      1.84%      1.84%     8.19%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
FIDELITY VIP MID CAP SERVICE CLASS
            2011                  0.10%    0.80%   $ 9.87    $17.94      27,348     $376,239     -11.43%    -10.80%     0.16%
            2010                  0.10%    0.80%    11.12     16.76      22,188      344,496      27.67%     27.93%     0.29%
            2009                  0.60%    0.80%    10.08     13.10      21,300      256,398      38.90%     39.18%     0.76%
            2008                  0.60%    0.80%     7.25      9.41      10,610       99,158     -39.99%    -39.87%     0.36%
            2007                  0.60%    0.80%    15.65     15.65       6,809      105,354      14.80%     14.80%     0.65%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2011                  0.10%    0.80%    12.33     16.96      10,362      131,871     -17.89%    -17.26%     1.40%
            2010                  0.10%    0.80%    14.99     20.65       9,249      142,723      12.09%     12.32%     1.39%
            2009                  0.60%    0.80%    13.34     18.42       8,846      121,883      25.43%     25.68%     2.18%
            2008                  0.60%    0.80%    10.62     14.69       8,490       93,347     -44.31%    -44.20%     2.64%
            2007                  0.60%    0.80%    19.03     26.37       8,452      166,816      16.27%     16.51%     3.17%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2011                  0.10%    0.60%    10.43     17.03       7,450       83,874       2.10%      2.67%     5.92%
            2010                  0.10%    0.60%    10.21     12.43       6,875       75,063      12.19%     12.19%     6.78%
            2009                  0.60%    0.60%    11.08     11.08       5,940       57,274      35.07%     35.07%     8.35%
            2008                  0.50%    0.60%     8.20      8.20       4,068       33,398     -29.83%    -29.83%     6.81%
            2007                  0.60%    0.80%    11.69     11.69       2,115       24,714       3.39%      3.39%     3.27%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2011                  0.10%    0.80%    10.97     19.55       5,016       71,271      -5.38%     -4.68%     0.00%
            2010                  0.10%    0.80%    11.56     20.33       4,589       69,081      26.90%     27.30%     0.00%
            2009                  0.50%    0.80%     9.08     16.02       4,746       53,876      42.76%     43.23%     0.00%
            2008                  0.50%    0.80%     6.34     11.22       4,603       36,405     -42.81%    -42.63%     0.00%
            2007                  0.50%    0.80%    11.05     19.62       3,216       45,075      10.56%     10.97%     0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2011                  0.10%    0.60%     8.15     16.10       9,227       80,314      -1.39%     -0.82%     3.02%
            2010                  0.10%    0.60%    10.22     10.26       2,058       20,955      10.81%     10.92%     1.97%
            2009                  0.50%    0.60%     9.22      9.25       1,350       12,454      25.59%     25.74%     2.94%
            2008                  0.50%    0.60%     7.34      7.34       2,676       19,686     -37.31%    -37.31%     3.74%
            2007     6/4/07       0.60%    0.60%    11.71     11.71         293        3,430      -6.70%     -6.70%     1.67%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2011                  0.80%    0.80%    13.50     13.50       6,842       92,350     -11.35%    -11.35%     1.49%
            2010                  0.80%    0.80%    15.23     15.23       7,424      113,033       7.54%      7.54%     1.88%
            2009                  0.80%    0.80%    14.16     14.16       7,670      108,595      35.95%     35.95%     3.26%
            2008                  0.80%    0.80%    10.41     10.41       7,802       81,245     -40.85%    -40.85%     2.39%
            2007                  0.80%    0.80%    17.61     17.61       7,834      137,930      14.54%     14.54%     1.96%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2011                  0.60%    0.80%    16.28     17.44      12,846      220,342      -1.40%     -1.20%     5.39%
            2010                  0.60%    0.80%    16.52     17.65      10,127      177,214      13.79%     14.02%     1.54%
            2009                  0.60%    0.80%    14.52     15.48       7,562      115,852      18.03%     18.27%    12.31%
            2008                  0.60%    0.80%    12.30     13.09       3,865       50,062       5.61%      5.83%     2.95%
            2007                  0.60%    0.80%    12.37     12.37       2,051       24,870      10.67%     10.67%     3.24%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2011                  0.50%    0.80%     8.74     15.53       5,242       51,999      -7.54%     -7.26%     1.62%
            2010                  0.50%    0.80%     9.42     16.80       4,745       50,754       6.88%      7.20%     1.64%
            2009                  0.50%    0.80%     8.79     15.72       4,013       39,930      30.27%     30.68%     3.52%
            2008                  0.50%    0.80%     6.73     12.07       3,611       27,100     -42.60%    -42.42%     2.14%
            2007                  0.50%    0.80%    11.68     21.02       2,517       33,848       1.71%      2.04%     1.54%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                  0.80%    0.80%    14.76     14.76         951       14,041      -7.72%     -7.72%     1.35%
            2010                  0.80%    0.80%    16.00     16.00         850       13,604       6.54%      6.54%     1.20%
            2009                  0.80%    0.80%    15.02     15.02       1,052       15,792      30.06%     30.06%     3.16%
            2008                  0.80%    0.80%    11.55     11.55       1,109       12,811     -42.78%    -42.78%     1.75%
            2007                  0.80%    0.80%    20.18     20.18         968       19,530       1.53%      1.53%     1.29%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                  0.80%    0.80%     5.64     10.23      56,227      318,307      -8.64%     -8.64%     0.15%
            2010                  0.80%    0.80%     6.17     11.20      57,148      353,957      14.57%     14.57%     0.76%
            2009                  0.80%    0.80%     5.39      9.78      58,719      317,299      20.11%     20.11%     0.64%
            2008                  0.80%    0.80%     4.49      8.14      59,761      268,728     -42.95%    -42.95%     0.00%
            2007                  0.80%    0.80%     7.86     14.27      61,785      486,519      11.08%     11.12%     0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
INVESCO V.I. CORE EQUITY SERIES I
            2011                  0.80%    0.80%   $ 9.77    $ 9.77      28,006     $273,703      -0.86%     -0.86%     0.95%
            2010                  0.80%    0.80%     9.86      9.86      32,552      320,884       8.68%      8.68%     0.97%
            2009                  0.80%    0.80%     9.07      9.07      34,592      313,760      27.28%     27.28%     1.87%
            2008                  0.80%    0.80%     7.13      7.13      36,141      257,560     -30.70%    -30.70%     2.34%
            2007                  0.80%    0.80%    10.28     10.28      38,959      400,622       7.26%      7.26%     1.12%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                  0.80%    0.80%    14.22     22.84       5,311       77,276      -7.49%     -7.48%     1.67%
            2010                  0.80%    0.80%    15.37     24.69       7,359      118,088      11.96%     11.97%     2.38%
            2009                  0.80%    0.80%    13.73     22.05       7,356      104,967      34.16%     34.17%     1.58%
            2008                  0.80%    0.80%    10.23     16.44       7,221       76,440     -40.87%    -40.86%     0.56%
            2007                  0.80%    0.80%    17.30     21.87       7,152      127,756      13.81%     13.81%     0.45%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2011                  0.80%    0.80%    17.73     17.73      15,872      281,480       0.83%      0.83%     2.50%
            2010                  0.80%    0.80%    17.59     17.59      14,885      261,805       7.52%      7.52%     2.88%
            2009                  0.80%    0.80%    16.36     16.36      14,537      237,797      24.88%     24.88%     2.94%
            2008                  0.80%    0.80%    13.10     13.10      16,732      219,172     -16.51%    -16.51%     2.64%
            2007                  0.80%    0.80%    15.69     15.69      18,343      287,768       9.66%      9.66%     2.58%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                  0.80%    0.80%    16.30     16.30         544        8,870       0.55%      0.55%     2.24%
            2010                  0.80%    0.80%    16.21     16.21         309        5,017       7.26%      7.26%     2.79%
            2009                  0.80%    0.80%    15.12     15.12       1,205       18,216      24.59%     24.59%     3.11%
            2008                  0.80%    0.80%    12.13     12.13         311        3,773     -16.68%    -16.68%     0.93%
            2007                  0.60%    0.80%    13.93     14.63       2,442       35,404       9.41%      9.63%     2.27%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                  0.80%    0.80%    19.75     23.92       1,209       24,367      -2.44%     -2.42%     0.00%
            2010                  0.80%    0.80%    20.24     24.51       1,394       28,717      24.50%     24.52%     0.00%
            2009                  0.80%    0.80%    16.26     19.69       2,027       33,334      43.29%     43.31%     0.00%
            2008                  0.80%    0.80%    11.35     13.74       2,799       31,959     -44.30%    -44.30%     0.06%
            2007                  0.60%    0.80%    20.37     24.67       3,679       74,751      20.75%     20.77%     0.07%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2011                  0.80%    0.80%     4.92      4.92       2,805       13,810      -9.39%     -9.39%     0.00%
            2010                  0.80%    0.80%     5.43      5.43       2,972       16,149      23.41%     23.41%     0.00%
            2009                  0.80%    0.80%     4.40      4.40       3,084       13,577      55.65%     55.65%     0.00%
            2008                  0.80%    0.80%     2.83      2.83       2,712        7,671     -44.42%    -44.42%     0.09%
            2007                  0.80%    0.80%     5.09      5.09       2,568       13,070      20.73%     20.73%     0.35%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                  0.80%    0.80%     8.62      8.62      16,462      141,839     -14.43%    -14.43%     0.60%
            2010                  0.80%    0.80%    10.07     10.07      16,165      162,762      14.91%     14.91%     0.63%
            2009                  0.80%    0.80%     8.76      8.76      15,915      139,449      36.60%     36.60%     1.45%
            2008                  0.80%    0.80%     6.41      6.41      17,122      109,832     -45.10%    -45.10%     1.24%
            2007                  0.80%    0.80%    11.68     11.68      17,194      200,905       8.75%      8.75%     0.76%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                  0.80%    0.80%     9.75      9.95         572        5,638     -14.68%    -14.68%     0.37%
            2010                  0.80%    0.80%    11.43     11.67       2,212       25,730      14.60%     14.61%     0.49%
            2009                  0.80%    0.80%     9.98     10.18       2,201       22,355      36.31%     36.33%     1.28%
            2008                  0.80%    0.80%     7.32      7.47       2,186       16,291     -45.25%    -45.25%     1.03%
            2007                  0.80%    0.80%    13.37     13.64       2,138       29,108       8.49%      8.49%     0.57%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2011                  0.60%    0.80%    11.29     14.83       7,308      108,229       3.46%      3.67%     0.00%
            2010     9/22/10      0.60%    0.80%    10.91     14.31       6,953       99,285      13.80%     20.24%     0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                  0.10%    0.80%    11.87     23.96      12,354      223,222       3.19%      4.00%     0.00%
            2010                  0.10%    0.80%    11.48     23.22       9,918      213,692      25.38%     25.75%     0.00%
            2009                  0.50%    0.80%     9.14     18.52      10,870      188,639      37.22%     37.64%     0.00%
            2008                  0.50%    0.80%     6.66     13.50      11,491      147,717     -39.62%    -39.43%     0.00%
            2007                  0.50%    0.80%    11.00     22.35      11,319      250,341       2.60%      2.87%     0.00%
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
                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2011                  0.10%    0.10%   $11.44    $11.44         534    $    6,108     12.01%     12.01%     3.55%
            2010    10/14/10      0.10%    0.10%    10.21     10.21          45           458     -3.79%     -3.79%     1.07%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                  0.10%    0.80%     6.90     21.28       8,240        60,245     -9.40%     -8.74%     0.00%
            2010                  0.10%    0.80%     7.70      7.70       7,655        61,304     17.39%     17.39%     0.00%
            2009                  0.50%    0.50%     6.56      6.56         493         3,236     37.15%     37.15%     0.00%
            2008     1/18/08      0.50%    0.50%     4.78      4.78       1,070         5,116    -37.97%    -37.97%     1.41%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2011                  0.60%    0.60%     9.29      9.29       7,608        70,661     -2.36%     -2.36%     0.00%
            2010     9/22/10      0.60%    0.60%     9.51      9.51       6,650        63,256     19.21%     19.21%     0.08%
            2008     7/24/08      0.60%    0.80%     6.17      6.19       3,922        24,263    -28.29%    -28.23%     0.49%
LVIP DELAWARE BOND STANDARD CLASS
            2011                  0.10%    0.80%    13.60     20.95      58,865     1,012,945      6.78%      7.53%     3.41%
            2010                  0.10%    0.80%    12.71     19.62      51,897       843,678      7.62%      7.95%     3.51%
            2009                  0.50%    0.80%    12.60     18.23      47,964       733,573     17.95%     18.31%     4.22%
            2008                  0.50%    0.80%    10.65     15.46      53,390       693,143     -3.70%     -3.41%     4.53%
            2007                  0.50%    0.80%    11.02     16.05      61,879       831,329      4.60%      4.92%     5.07%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2011     4/8/11       0.60%    0.60%    10.03     10.03       3,070        30,805     -1.90%     -1.90%     1.61%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2009                  0.60%    0.60%    12.63     12.63         573         7,243     31.20%     31.20%     0.59%
            2008                  0.60%    0.60%     9.63      9.63       2,158        20,774    -33.62%    -33.62%     3.78%
            2007                  0.60%    0.80%    14.50     15.31       3,962        58,850      5.53%      5.74%     1.67%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                  0.50%    0.50%    10.26     10.26       5,868        60,210      0.69%      0.69%     1.08%
            2010                  0.50%    0.50%    10.19     10.19       5,902        60,143     12.37%     12.37%     1.01%
            2009                  0.50%    0.50%     9.07      9.07       5,708        51,764     24.06%     24.06%     1.15%
            2008                  0.50%    0.50%     7.31      7.31       5,432        39,706    -36.09%    -36.09%     1.47%
            2007                  0.50%    0.50%    11.44     11.44       4,299        49,174      5.60%      5.60%     2.24%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                  0.60%    0.80%     8.84     17.57       1,516        18,206     -0.16%      0.02%     0.79%
            2010                  0.60%    0.80%    12.78     17.60       1,402        17,110     10.68%     10.68%     0.64%
            2009                  0.80%    0.80%    11.55     15.90       1,131        13,153     28.95%     28.96%     0.75%
            2008                  0.80%    0.80%     8.96     12.33       1,024         9,211    -34.93%    -34.93%     0.94%
            2007                  0.80%    0.80%    13.76     18.95         961        13,273      2.15%      2.15%     0.87%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                  0.60%    0.80%     9.21      9.21       1,786        16,376     -5.77%     -5.77%     0.49%
            2010     9/22/10      0.60%    0.60%     9.77      9.77         955         9,329     16.50%     16.50%     0.71%
LVIP GLOBAL INCOME STANDARD CLASS
            2011     4/8/11       0.60%    0.60%    11.77     11.77       4,865        57,272     -1.72%     -1.72%     3.61%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                  0.10%    0.80%     8.72     16.25       5,985        54,190     -6.44%     -5.72%     0.21%
            2010                  0.10%    0.80%     9.33     13.16       6,916        66,222     10.46%     10.68%     0.76%
            2009                  0.60%    0.80%     8.44     11.89       7,008        60,442     37.42%     37.70%     0.87%
            2008                  0.60%    0.80%     6.14      8.64       7,197        45,643    -41.29%    -41.17%     0.65%
            2007                  0.60%    0.80%    10.46     14.68       9,569       102,164     19.46%     19.70%     0.28%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2011                  0.10%    0.60%     7.75      7.75       1,462        13,805    -10.41%    -10.41%     3.21%
            2010                  0.60%    0.60%     8.65      8.65         912         7,893     12.43%     12.43%     0.86%
            2009                  0.60%    0.60%     7.70      7.70         617         4,746     35.00%     35.00%     1.08%
            2008     6/25/08      0.60%    0.60%     5.70      5.70         212         1,208    -43.31%    -43.31%     1.37%
LVIP MFS VALUE STANDARD CLASS
            2011                  0.10%    0.80%     8.64     16.54       4,766        47,651     -0.90%     -0.20%     1.70%
            2010                  0.10%    0.80%     8.72      8.78       3,364        34,685     10.70%     10.92%     1.38%
            2009                  0.60%    0.80%     7.88      7.91       2,259        17,860     20.00%     20.24%     0.34%
            2008                  0.60%    0.80%     6.58      6.58      15,592       102,502    -32.72%    -32.72%     2.68%
            2007    12/18/07      0.60%    0.60%     9.78      9.78         149         1,463      0.91%      0.91%     0.00%


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                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP MID-CAP VALUE STANDARD CLASS
            2011                  0.50%    0.80%   $ 8.11    $ 8.11         496     $  3,992      -9.76%     -9.76%     0.00%
            2010                  0.50%    0.50%     8.99      8.99         202        1,818      23.31%     23.31%     0.25%
            2009                  0.50%    0.50%     7.29      7.29         148        1,076      41.85%     41.85%     0.54%
            2008     1/25/08      0.50%    0.50%     5.14      5.14          65          333     -34.69%    -34.69%     0.42%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                  0.50%    0.80%     9.72     20.18      19,103      280,750      -4.98%     -4.69%     2.93%
            2010                  0.50%    0.80%    10.20     21.24      20,901      329,444       1.65%      1.95%     3.56%
            2009                  0.50%    0.80%    10.00     20.89      18,987      295,082      20.27%     20.63%     3.35%
            2008                  0.50%    0.80%     8.29     17.37      19,317      247,913     -37.16%    -36.97%     4.88%
            2007                  0.50%    0.80%    13.16     27.64      19,284      404,105      10.60%     10.93%     1.66%
LVIP MONEY MARKET STANDARD CLASS
            2011                  0.50%    0.80%    10.86     12.08      25,681      288,491      -0.77%     -0.47%     0.03%
            2010                  0.50%    0.80%    10.91     12.17      75,145      826,937      -0.75%     -0.45%     0.05%
            2009                  0.50%    0.80%    10.96     12.27      42,826      493,425      -0.50%     -0.20%     0.29%
            2008                  0.50%    0.80%    10.98     12.33      29,453      338,242       1.53%      1.84%     2.32%
            2007                  0.50%    0.80%    10.78     12.14      37,019      414,885       4.13%      4.44%     4.87%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                  0.60%    0.60%    10.13     10.13      27,747      281,121      -1.16%     -1.16%     0.65%
            2010                  0.60%    0.60%    10.25     10.25      28,411      291,226      11.87%     11.87%     0.84%
            2009                  0.60%    0.60%     9.16      9.16      29,139      266,985      27.18%     27.18%     1.73%
            2008     9/8/08       0.60%    0.60%     7.20      7.20      30,018      216,249     -22.56%    -22.56%     0.90%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                  0.10%    0.80%    13.81     13.99       8,984      125,687       2.86%      3.06%     2.25%
            2010                  0.60%    0.80%    13.42     13.58       6,941       94,083       9.62%      9.84%     2.76%
            2009                  0.60%    0.80%    12.25     12.36      10,808      133,370      23.85%     24.10%     4.75%
            2008                  0.60%    0.80%     9.89      9.96       7,505       74,636     -19.09%    -18.93%     3.15%
            2007                  0.60%    0.80%    12.22     12.22       1,919       23,507       6.92%      6.92%     1.74%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                  0.50%    0.60%     9.63     11.18      12,492      138,563      -0.61%     -0.50%     2.14%
            2010                  0.50%    0.60%     9.69     11.24      11,267      125,592      12.05%     12.16%     2.23%
            2009                  0.50%    0.80%    10.02     10.02      15,673      164,907      28.39%     28.39%     5.82%
            2008                  0.50%    0.50%     7.80      7.80      31,411      245,108     -33.75%    -33.75%     2.63%
            2007     9/25/07      0.50%    0.50%    11.78     11.78         378        4,449       0.20%      0.20%     0.21%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                  0.10%    0.80%    10.65     15.98      57,255      724,723       0.56%      1.07%     1.90%
            2010                  0.10%    0.60%    12.05     12.05      26,626      314,223      11.40%     11.40%     3.76%
            2009                  0.50%    0.50%    10.82     10.82      14,189      153,480      27.40%     27.40%     3.79%
            2008                  0.50%    0.50%     8.49      8.49      16,484      139,960     -26.98%    -26.98%     2.16%
            2007                  0.50%    0.50%    11.63     11.63       9,632      112,004       8.72%      8.72%     1.35%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                  0.10%    0.60%    11.94     12.08      10,107      121,832       6.75%      7.29%     3.12%
            2010                  0.10%    0.60%    11.28     11.30      10,021      113,032       5.33%      5.44%     2.07%
            2009    5/11/09       0.50%    0.60%    10.70     10.72       7,888       84,534       2.28%      3.32%     2.43%
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2011                  0.50%    0.50%     7.41      7.41       1,753       12,986     -12.57%    -12.57%     2.68%
            2010                  0.50%    0.50%     8.47      8.47       1,437       12,170       6.72%      6.72%     1.29%
            2009     7/22/09      0.50%    0.50%     7.94      7.94       1,251        9,933      16.76%     16.76%     1.70%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                  0.10%    0.80%    12.48     12.62       4,323       56,524     -15.62%    -15.36%     2.85%
            2010                  0.50%    0.80%    14.91     14.91       3,465       51,507      27.14%     27.14%     1.92%
            2009     7/22/09      0.50%    0.50%    11.72     11.72         738        8,650      26.53%     26.53%     1.40%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                  0.60%    0.80%    11.84     12.00       5,456       65,150      -0.58%     -0.38%     1.38%
            2010                  0.60%    0.80%    11.91     12.04       2,740       32,708       7.87%      8.09%     1.06%
            2009                  0.60%    0.80%    11.04     11.14       2,565       28,379      29.75%     30.02%     6.82%
            2008                  0.60%    0.80%     8.51      8.51       2,665       22,709     -40.93%    -40.93%     0.63%
            2007                  0.80%    0.80%    14.41     14.41       2,051       29,550      10.13%     10.13%     0.89%



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
                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                  0.50%    0.60%   $ 6.83    $ 6.86       4,919     $ 33,645     -12.90%    -12.82%     1.34%
            2010                  0.50%    0.60%     7.84      7.86       4,765       37,402       6.41%      6.51%     1.46%
            2009     5/11/09      0.50%    0.60%     7.37      7.38       4,524       33,358      15.74%     26.28%     1.73%
LVIP SSgA LARGE CAP 100 STANDARD CLASS
            2011                  0.50%    0.50%    10.22     10.22       7,049       72,030       1.81%      1.81%     1.70%
            2010                  0.50%    0.50%    10.04     10.04       6,902       69,276      18.60%     18.60%     1.89%
            2009     7/22/09      0.50%    0.50%     8.46      8.46       2,669       22,586      24.49%     24.49%     1.54%
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
            2011     1/13/11      0.10%    0.10%    10.93     10.93         456        4,989      -1.59%     -1.59%     0.60%
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2011     9/16/11      0.60%    0.60%    10.82     10.82       4,212       45,581       1.07%      1.07%     0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                  0.50%    0.60%     9.90     10.77      28,844      307,956       1.24%      1.34%     0.92%
            2010                  0.50%    0.60%     9.77     10.63      29,047      306,425      14.04%     14.15%     1.17%
            2009                  0.50%    0.60%     9.32      9.32      29,229      270,509      25.35%     25.35%     1.57%
            2008                  0.60%    0.60%     7.44      7.44      24,183      179,882     -37.57%    -37.57%     3.58%
            2007     6/29/07      0.60%    0.60%    11.91     11.91         869       10,354      -1.77%     -1.77%     1.06%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                  0.10%    0.60%     9.02     19.12       7,755       71,866      -5.13%     -4.64%     0.38%
            2010                  0.10%    0.60%     9.51      9.54       6,484       63,532      25.43%     25.56%     0.59%
            2009                  0.50%    0.60%     7.58      7.60       5,472       41,492      25.27%     25.37%     0.97%
            2008                  0.50%    0.60%     6.05      6.05       2,371       14,346     -34.37%    -34.37%     1.37%
            2007     6/29/07      0.60%    0.60%     9.22      9.22         749        6,908      -8.01%     -8.01%     0.62%
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
            2011                  0.10%    0.50%    12.39     25.09         734       10,934      -2.70%     -2.31%     1.75%
            2010                  0.10%    0.50%    12.73     12.73         676       10,384      27.12%     27.12%     1.85%
            2009     7/22/09      0.50%    0.50%    10.01     10.01         562        5,628      29.66%     29.66%     1.82%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2011                  0.60%    0.60%     9.33      9.33         276        2,578      -2.23%     -2.23%     0.00%
            2010     1/12/10      0.60%    0.60%     9.54      9.54         209        1,997      15.55%     15.55%     0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                  0.50%    0.80%    11.64     15.42       4,601       55,054      -4.45%     -4.35%     0.00%
            2010                  0.50%    0.60%    12.17     16.14       4,171       52,003      27.60%     27.73%     0.00%
            2009                  0.50%    0.60%     9.53      9.53       4,078       39,975      45.61%     45.61%     0.12%
            2008                  0.50%    0.50%     6.54      6.54       3,542       23,182     -43.06%    -43.06%     0.00%
            2007                  0.50%    0.50%    11.49     11.49       2,241       25,756      13.02%     13.02%     0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2011     1/13/11      0.10%    0.10%    15.99     15.99         307        4,908      -5.06%     -5.06%     3.55%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2011                  0.50%    0.80%     9.44      9.59       4,906       46,696      -8.33%     -8.07%     0.00%
            2010                  0.50%    0.80%    10.37     10.43       5,026       52,090      26.49%     26.67%     0.00%
            2009                  0.50%    0.60%     8.20      8.23       1,094        8,979      47.54%     47.83%     0.00%
            2008                  0.50%    0.60%     5.56      5.56         845        4,699     -49.63%    -49.63%     0.00%
            2007    12/18/07      0.60%    0.60%    11.03     11.03         134        1,480       3.02%      3.02%     0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                  0.60%    0.80%    10.61     13.63         715        7,903      -3.38%     -3.16%     0.76%
            2010                  0.60%    0.80%     9.81     14.11       1,097       11,804      16.99%     17.21%     1.69%
            2009                  0.80%    0.80%     8.39     12.04         490        4,292      22.32%     22.33%     0.80%
            2008                  0.60%    0.80%     7.62      9.84         839        6,162     -38.81%    -38.70%     2.46%
            2007                  0.60%    0.80%    12.44     16.08         297        3,815       3.52%      3.73%     1.19%
M CAPITAL APPRECIATION
            2009                  0.60%    0.60%    14.43     14.43         515        7,435      47.73%     47.73%     0.05%
            2008                  0.60%    0.60%     9.77      9.77         576        5,628     -42.39%    -42.39%     0.00%
            2007                  0.60%    0.60%    16.95     16.95         522        8,858      11.25%     11.25%     0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
M INTERNATIONAL EQUITY
            2011                  0.60%    0.60%   $11.68    $11.68       1,718     $ 20,058     -14.08%    -14.08%     3.02%
            2010                  0.60%    0.60%    13.59     13.59       1,785       24,263       3.98%      3.98%     3.30%
            2009                  0.60%    0.60%    13.07     13.07       1,858       24,294      24.53%     24.53%     2.46%
            2008                  0.60%    0.60%    10.50     10.50       1,946       20,427     -40.21%    -40.21%     3.52%
            2007                  0.60%    0.60%    17.55     17.55       1,505       26,419       7.36%      7.36%     2.13%
MFS VIT GROWTH INITIAL CLASS
            2011                  0.10%    0.80%    10.66     17.55      14,129      153,188      -1.12%     -0.46%     0.19%
            2010                  0.10%    0.80%    10.78     15.90      14,960      163,314      14.42%     14.65%     0.11%
            2009                  0.60%    0.80%     9.42     13.86      14,494      137,633      36.58%     36.86%     0.31%
            2008                  0.60%    0.80%     6.90     10.13      14,325      100,837     -37.92%    -37.79%     0.25%
            2007                  0.60%    0.80%    11.11     20.42      18,534      231,289      20.20%     20.45%     0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                  0.10%    0.80%    11.35     16.70      21,702      300,441       0.96%      1.74%     2.59%
            2010                  0.10%    0.80%    11.21     16.54      22,777      311,735       9.05%      9.38%     2.35%
            2009                  0.50%    0.80%    10.25     15.16      15,888      202,962      17.08%     17.44%     3.56%
            2008                  0.50%    0.80%     8.73     12.95      14,802      163,875     -22.75%    -22.52%     2.70%
            2007                  0.50%    0.80%    11.26     16.77      10,784      165,317       3.38%      3.69%     2.54%
MFS VIT UTILITIES INITIAL CLASS
            2011                  0.10%    0.80%    15.87     33.06      40,890      949,395       5.93%      6.75%     3.29%
            2010                  0.10%    0.80%    14.94     31.21      39,233      868,322      12.90%     13.24%     3.07%
            2009                  0.50%    0.80%    13.19     27.64      36,208      710,682      32.16%     32.55%     4.18%
            2008                  0.50%    0.80%     9.95     20.92      27,814      414,389     -38.17%    -37.98%     1.54%
            2007                  0.50%    0.80%    16.05     33.83      21,348      521,068      26.88%     27.26%     0.74%
NB AMT MID-CAP GROWTH I CLASS
            2011                  0.50%    0.80%    11.90     22.37      37,338      606,374      -0.33%     -0.03%     0.00%
            2010                  0.50%    0.80%    11.91     22.44      38,926      633,328      28.07%     28.45%     0.00%
            2009                  0.50%    0.80%     9.27     17.52      41,507      527,638      30.55%     30.94%     0.00%
            2008                  0.50%    0.80%     7.08     13.42      44,875      436,358     -43.89%    -43.72%     0.00%
            2007                  0.50%    0.80%    12.58     23.92      44,409      770,212      21.55%     21.92%     0.00%
NB AMT PARTNERS I CLASS
            2011                  0.80%    0.80%    13.47     13.47       4,025       54,231     -12.07%    -12.07%     0.00%
            2010                  0.80%    0.80%    15.32     15.32       5,216       79,916      14.75%     14.75%     0.68%
            2009                  0.80%    0.80%    13.35     13.35       4,884       65,223      54.83%     54.83%     2.62%
            2008                  0.80%    0.80%     8.62      8.62       5,247       45,249     -52.77%    -52.77%     0.57%
            2007                  0.80%    0.80%    18.26     18.26       4,840       88,389       8.46%      8.46%     0.63%
NB AMT REGENCY I CLASS
            2011                  0.50%    0.80%     9.89     19.29       2,905       38,015      -7.24%     -6.96%     0.65%
            2010                  0.50%    0.80%    10.63     20.79       2,814       40,177      25.18%     25.56%     0.74%
            2009                  0.50%    0.80%     8.46     16.61       3,125       35,743      45.39%     45.82%     1.79%
            2008                  0.50%    0.80%     5.80     11.43       4,142       32,121     -46.25%    -46.09%     1.31%
            2007                  0.50%    0.80%    10.77     21.26       3,329       50,175       2.48%      2.79%     0.53%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2011                  0.60%    0.80%    14.24     14.31      11,310      161,731      -8.30%     -8.11%    14.37%
            2010                  0.60%    0.80%    15.52     15.57       9,017      140,344      23.53%     23.78%    14.72%
            2009     8/27/09      0.60%    0.80%    12.57     12.58       3,086       38,818      14.71%     17.28%     4.56%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                  0.80%    0.80%    11.44     11.44         191        2,189      -1.97%     -1.97%     0.85%
            2010                  0.80%    0.80%    11.67     11.67         212        2,469       1.68%      1.68%     1.87%
            2009                  0.80%    0.80%    11.47     11.47         211        2,417      25.01%     25.01%     0.00%
            2008                  0.80%    0.80%     9.18      9.18         231        2,121     -17.74%    -17.74%     0.00%
            2007                  0.80%    0.80%    11.16     11.16         279        3,116      -1.39%     -1.39%     0.74%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                  0.80%    0.80%   $11.05    $11.05      1,094       $12,094      -5.40%     -5.40%     1.23%
            2010                  0.80%    0.80%    11.68     11.68      1,118        13,064      13.47%     13.47%     1.52%
            2009                  0.80%    0.80%    10.30     10.30      1,142        11,760      28.78%     28.78%     2.67%
            2008                  0.80%    0.80%     8.00      8.00      1,167         9,336     -39.19%    -39.19%     2.15%
            2007                  0.80%    0.80%    13.15     13.15      1,191        15,665      -6.79%     -6.79%     1.29%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                             AGGREGATE   AGGREGATE
                                                              COST OF    PROCEEDS
SUBACCOUNT                                                   PURCHASES  FROM SALES
-----------------------------------------------------------  ---------  ----------
ABVPSF Global Thematic Growth Class A                         $  8,433   $  6,234
ABVPSF Growth and Income Class A                                 5,594      5,848
ABVPSF International Value Class A                              10,399      1,594
ABVPSF Large Cap Growth Class A                                    470        953
ABVPSF Small/Mid Cap Value Class A                              26,627     49,688
American Century VP Inflation Protection Class I                26,313     23,911
American Funds Global Growth Class 2                            82,364     10,599
American Funds Global Small Capitalization Class 2              24,404     64,838
American Funds Growth Class 2                                  158,739    101,460
American Funds Growth-Income Class 2                           171,556     68,072
American Funds International Class 2                           199,080    135,424
BlackRock Global Allocation V.I. Class I                       115,931      9,867
Delaware VIP Diversified Income Standard Class                 144,199     31,765
Delaware VIP Emerging Markets Standard Class                   130,263    121,877
Delaware VIP High Yield Standard Class                          45,851     14,315
Delaware VIP Limited-Term Diversified Income Standard Class     16,686      3,136
Delaware VIP REIT Standard Class                                74,190     37,044
Delaware VIP Small Cap Value Standard Class                     67,443    110,442

                                                             AGGREGATE  AGGREGATE
                                                              COST OF    PROCEEDS
SUBACCOUNT                                                   PURCHASES  FROM SALES
-----------------------------------------------------------  ---------  ----------
Delaware VIP Smid Cap Growth Standard Class                   $ 35,464   $ 29,452
Delaware VIP U.S. Growth Standard Class                          1,386     70,810
Delaware VIP Value Standard Class                               19,244     10,358
DWS VIP Alternative Asset Allocation Plus Class A                  865         35
DWS VIP Equity 500 Index Class A                                61,835     75,449
DWS VIP Small Cap Index Class A                                 19,247     54,276
Fidelity VIP Contrafund Service Class                           63,425     82,618
Fidelity VIP Equity-Income Service Class                         4,678      8,015
Fidelity VIP Growth Service Class                                9,088      3,359
Fidelity VIP Growth Opportunities Service Class                    735      1,891
Fidelity VIP High Income Service Class                          10,308     17,527
Fidelity VIP Mid Cap Service Class                              93,585     14,818
Fidelity VIP Overseas Service Class                             23,851      4,770
FTVIPT Franklin Income Securities Class 1                       22,846     11,220
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1         10,492      5,079
FTVIPT Mutual Shares Securities Class 1                         67,835      5,141
FTVIPT Templeton Foreign Securities Class 2                     15,571     24,346
FTVIPT Templeton Global Bond Securities Class 1                 70,054     11,319
FTVIPT Templeton Growth Securities Class 1                       9,458      3,340
FTVIPT Templeton Growth Securities Class 2                       2,433        821
Invesco V.I. Capital Appreciation Series I                      16,920     23,689
Invesco V.I. Core Equity Series I                               14,554     59,252
Invesco V.I. International Growth Series I                      10,131     40,636
Janus Aspen Series Balanced Institutional Class                 45,524      8,852
Janus Aspen Series Balanced Service Class                        4,520        360
Janus Aspen Series Enterprise Service Class                      9,121     12,597
Janus Aspen Series Global Technology Service Class                 726      1,772
Janus Aspen Series Worldwide Institutional Class                 9,149      6,174
Janus Aspen Series Worldwide Service Class                         425     20,350
LVIP Baron Growth Opportunities Standard Class                  16,117     10,666
LVIP Baron Growth Opportunities Service Class                   50,071     46,445
LVIP BlackRock Inflation Protected Bond Standard Class           6,812      1,336
LVIP Cohen & Steers Global Real Estate Standard Class            7,595      3,131
LVIP Columbia Value Opportunities Standard Class                14,556      5,443
LVIP Delaware Bond Standard Class                              253,934    100,946
LVIP Delaware Diversified Floating Rate Standard Class          35,368      4,015
LVIP Delaware Growth and Income Standard Class                   5,644      5,782
LVIP Delaware Social Awareness Standard Class                    2,093        872
LVIP Delaware Special Opportunities Standard Class               8,441        298
LVIP Global Income Standard Class                               67,213      8,547
LVIP Janus Capital Appreciation Standard Class                   3,809     12,852
LVIP MFS International Growth Standard Class                     9,132      1,524
LVIP MFS Value Standard Class                                   15,641      2,201
LVIP Mid-Cap Value Standard Class                                2,613        224
LVIP Mondrian International Value Standard Class                18,832     44,692
LVIP Money Market Standard Class                               108,586    647,037
LVIP Protected Profile 2030 Standard Class                       1,895      8,629
LVIP Protected Profile Conservative Standard Class              36,475      6,692
LVIP Protected Profile Growth Standard Class                    24,803      9,447
LVIP Protected Profile Moderate Standard Class                 452,187     30,297
LVIP SSgA Bond Index Standard Class                             18,228     12,675
LVIP SSgA Developed International 150 Standard Class             3,392        416
LVIP SSgA Emerging Markets 100 Standard Class                   23,614      4,577
LVIP SSgA Global Tactical Allocation Standard Class             37,051      4,169
LVIP SSgA International Index Standard Class                     3,398      1,982
LVIP SSgA Large Cap 100 Standard Class                          10,313      7,609
LVIP SSgA Moderate Index Allocation Standard Class               6,258      1,253
LVIP SSgA Moderate Structured Allocation Standard Class         47,431      1,739
LVIP SSgA S&P 500 Index Standard Class                          17,525     18,150
LVIP SSgA Small-Cap Index Standard Class                        16,116      4,020
LVIP SSgA Small-Mid Cap 200 Standard Class                       1,966        881

                                                             AGGREGATE   AGGREGATE
                                                              COST OF    PROCEEDS
SUBACCOUNT                                                   PURCHASES  FROM SALES
-----------------------------------------------------------  ---------  ----------
LVIP T. Rowe Price Growth Stock Standard Class               $    677    $    48
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class     9,272      4,505
LVIP Templeton Growth Standard Class                            6,261      1,175
LVIP Turner Mid-Cap Growth Standard Class                       3,602      5,397
LVIP Wells Fargo Intrinsic Value Standard Class                   724      4,181
M International Equity                                            694      1,023
MFS VIT Growth Initial Class                                    7,711     17,358
MFS VIT Total Return Initial Class                             43,566     53,581
MFS VIT Utilities Initial Class                               141,708     87,972
NB AMT Mid-Cap Growth I Class                                  12,544     42,939
NB AMT Partners I Class                                         2,822     19,769
NB AMT Regency I Class                                          5,226      4,886
PIMCO VIT Commodity Real Return Administrative Class           74,097     16,913
Putnam VT Global Health Care Class IB                             228        432
Putnam VT Growth & Income Class IB                                157        375

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                       NET
                                                             SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                                    OWNED   VALUE   OF SHARES  COST OF SHARES
-----------------------------------------------------------  ------  ------  ----------  --------------
ABVPSF Global Thematic Growth Class A                         6,990  $14.87  $  103,942    $  102,831
ABVPSF Growth and Income Class A                              8,108   18.05     146,348       167,915
ABVPSF International Value Class A                            2,733   11.50      31,424        40,785
ABVPSF Large Cap Growth Class A                                  91   26.86       2,456         2,372
ABVPSF Small/Mid Cap Value Class A                           14,457   15.46     223,508       210,611
American Century VP Inflation Protection Class I             11,003   11.78     129,621       116,947
American Funds Global Growth Class 2                          5,122   19.29      98,798       104,549
American Funds Global Small Capitalization Class 2            6,020   17.04     102,574       116,374
American Funds Growth Class 2                                24,204   51.68   1,250,848     1,253,749
American Funds Growth-Income Class 2                         29,524   33.07     976,350     1,000,566
American Funds International Class 2                         72,076   15.16   1,092,673     1,267,471
BlackRock Global Allocation V.I. Class I                      7,668   14.87     114,021       122,391
Delaware VIP Diversified Income Standard Class               29,591   11.02     326,093       312,974
Delaware VIP Emerging Markets Standard Class                 22,199   17.51     388,709       410,097
Delaware VIP High Yield Standard Class                       44,495    5.68     252,729       247,587
Delaware VIP Limited-Term Diversified Income Standard Class   2,517   10.09      25,392        25,571
Delaware VIP REIT Standard Class                             59,036   10.47     618,102       652,517
Delaware VIP Small Cap Value Standard Class                  31,147   31.39     977,691       811,733
Delaware VIP Smid Cap Growth Standard Class                  11,475   23.19     266,098       231,233
Delaware VIP U.S. Growth Standard Class                       1,815    8.75      15,882        12,474
Delaware VIP Value Standard Class                             5,672   17.73     100,570        97,811
DWS VIP Alternative Asset Allocation Plus Class A               194   13.24       2,567         2,550
DWS VIP Equity 500 Index Class A                             28,347   13.20     374,187       355,740
DWS VIP Small Cap Index Class A                               9,807   11.77     115,430       116,902
Fidelity VIP Contrafund Service Class                        46,389   22.95   1,064,618     1,156,012
Fidelity VIP Equity-Income Service Class                      7,675   18.63     142,992       159,637
Fidelity VIP Growth Service Class                               534   36.81      19,666        18,230
Fidelity VIP Growth Opportunities Service Class               3,656   18.27      66,801        55,983
Fidelity VIP High Income Service Class                       25,554    5.36     136,968       145,399
Fidelity VIP Mid Cap Service Class                           13,006   28.93     376,251       367,114
Fidelity VIP Overseas Service Class                           9,711   13.58     131,876       156,965
FTVIPT Franklin Income Securities Class 1                     5,714   14.68      83,877        81,363
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1       3,364   21.19      71,273        62,827
FTVIPT Mutual Shares Securities Class 1                       5,158   15.57      80,317        82,812
FTVIPT Templeton Foreign Securities Class 2                   7,353   12.56      92,354       101,337
FTVIPT Templeton Global Bond Securities Class 1              11,840   18.61     220,350       214,179
FTVIPT Templeton Growth Securities Class 1                    5,063   10.27      52,001        59,423

                                                                       NET
                                                             SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                                    OWNED   VALUE   OF SHARES  COST OF SHARES
-----------------------------------------------------------  ------  ------  ----------  --------------
FTVIPT Templeton Growth Securities Class 2                    1,389  $10.11  $   14,042     $ 16,054
Invesco V.I. Capital Appreciation Series I                   14,861   21.42     318,321      378,904
Invesco V.I. Core Equity Series I                            10,244   26.72     273,715      270,156
Invesco V.I. International Growth Series I                    2,931   26.37      77,279       67,089
Janus Aspen Series Balanced Institutional Class              10,570   26.63     281,492      271,999
Janus Aspen Series Balanced Service Class                       320   27.74       8,870        8,655
Janus Aspen Series Enterprise Service Class                     660   36.91      24,368       20,549
Janus Aspen Series Global Technology Service Class            2,671    5.17      13,811       10,470
Janus Aspen Series Worldwide Institutional Class              5,491   25.83     141,845      157,766
Janus Aspen Series Worldwide Service Class                      221   25.50       5,638        5,998
LVIP Baron Growth Opportunities Standard Class                3,397   31.86     108,233       89,984
LVIP Baron Growth Opportunities Service Class                 7,089   31.49     223,231      192,220
LVIP BlackRock Inflation Protected Bond Standard Class          554   11.02       6,108        6,009
LVIP Cohen & Steers Global Real Estate Standard Class         8,840    6.82      60,247       55,070
LVIP Columbia Value Opportunities Standard Class              6,823   10.36      70,663       63,107
LVIP Delaware Bond Standard Class                            72,793   13.92   1,012,985      956,844
LVIP Delaware Diversified Floating Rate Standard Class        3,122    9.87      30,806       31,311
LVIP Delaware Growth and Income Standard Class                2,077   28.99      60,212       65,759
LVIP Delaware Social Awareness Standard Class                   596   30.53      18,207       16,919
LVIP Delaware Special Opportunities Standard Class              485   33.75      16,377       16,255
LVIP Global Income Standard Class                             5,117   11.19      57,274       58,772
LVIP Janus Capital Appreciation Standard Class                2,678   20.23      54,192       53,020
LVIP MFS International Growth Standard Class                  1,265   10.91      13,805       14,419
LVIP MFS Value Standard Class                                 2,123   22.45      47,652       46,238
LVIP Mid-Cap Value Standard Class                               311   12.86       3,992        3,770
LVIP Mondrian International Value Standard Class             19,620   14.31     280,761      330,120
LVIP Money Market Standard Class                             28,850   10.00     288,501      288,501
LVIP Protected Profile 2030 Standard Class                   28,029   10.03     281,130      263,945
LVIP Protected Profile Conservative Standard Class           10,281   12.23     125,691      117,922
LVIP Protected Profile Growth Standard Class                 12,383   11.19     138,567      121,463
LVIP Protected Profile Moderate Standard Class               61,191   11.84     724,749      722,760
LVIP SSgA Bond Index Standard Class                          10,669   11.42     121,835      114,619
LVIP SSgA Developed International 150 Standard Class          1,775    7.32      12,986       13,734
LVIP SSgA Emerging Markets 100 Standard Class                 5,351   10.56      56,526       58,947
LVIP SSgA Global Tactical Allocation Standard Class           6,392   10.19      65,152       69,264
LVIP SSgA International Index Standard Class                  4,911    6.85      33,646       31,884
LVIP SSgA Large Cap 100 Standard Class                        6,921   10.41      72,032       61,429
LVIP SSgA Moderate Index Allocation Standard Class              468   10.66       4,989        5,008
LVIP SSgA Moderate Structured Allocation Standard Class       4,287   10.63      45,583       45,680
LVIP SSgA S&P 500 Index Standard Class                       34,618    8.90     307,966      259,004
LVIP SSgA Small-Cap Index Standard Class                      4,221   17.03      71,868       64,645
LVIP SSgA Small-Mid Cap 200 Standard Class                      884   12.37      10,934        8,916
LVIP T. Rowe Price Growth Stock Standard Class                  148   17.44       2,578        2,368
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class   3,969   13.87      55,056       44,085
LVIP Templeton Growth Standard Class                            203   24.16       4,908        5,097
LVIP Turner Mid-Cap Growth Standard Class                     4,477   10.43      46,698       41,216
LVIP Wells Fargo Intrinsic Value Standard Class                 613   12.89       7,903        7,688
M International Equity                                        2,051    9.78      20,059       35,145
MFS VIT Growth Initial Class                                  6,238   24.56     153,195      130,148
MFS VIT Total Return Initial Class                           16,214   18.53     300,452      288,588
MFS VIT Utilities Initial Class                              36,404   26.08     949,428      884,311
NB AMT Mid-Cap Growth I Class                                22,011   27.55     606,400      442,290
NB AMT Partners I Class                                       5,429    9.99      54,233       78,287
NB AMT Regency I Class                                        2,666   14.26      38,016       37,342
PIMCO VIT Commodity Real Return Administrative Class         22,463    7.20     161,737      180,717
Putnam VT Global Health Care Class IB                           187   11.69       2,189        2,272
Putnam VT Growth & Income Class IB                              791   15.30      12,095       16,436

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                              UNITS    UNITS   NET INCREASE
SUBACCOUNT                                                   ISSUED  REDEEMED    (DECREASE)
-----------------------------------------------------------  ------  --------  ------------
ABVPSF Global Thematic Growth Class A                           448     (385)         63
ABVPSF Growth and Income Class A                                324     (428)       (104)
ABVPSF International Value Class A                            1,112     (181)        931
ABVPSF Large Cap Growth Class A                                  40      (83)        (43)
ABVPSF Small/Mid Cap Value Class A                            2,336   (2,767)       (431)
American Century VP Inflation Protection Class I              1,441   (1,691)       (250)
American Funds Global Growth Class 2                          7,442     (753)      6,689
American Funds Global Small Capitalization Class 2            1,774   (2,851)     (1,077)
American Funds Growth Class 2                                11,161   (7,173)      3,988
American Funds Growth-Income Class 2                         13,126   (5,351)      7,775
American Funds International Class 2                         12,380   (7,107)      5,273
BlackRock Global Allocation V.I. Class I                      8,685     (751)      7,934
Delaware VIP Diversified Income Standard Class                8,218   (1,992)      6,226
Delaware VIP Emerging Markets Standard Class                  9,676   (4,174)      5,502
Delaware VIP High Yield Standard Class                        1,521     (685)        836
Delaware VIP Limited-Term Diversified Income Standard Class   1,319     (260)      1,059
Delaware VIP REIT Standard Class                              4,111   (1,904)      2,207
Delaware VIP Small Cap Value Standard Class                   3,421   (4,164)       (743)
Delaware VIP Smid Cap Growth Standard Class                   1,374   (1,532)       (158)
Delaware VIP U.S. Growth Standard Class                          97   (5,851)     (5,754)
Delaware VIP Value Standard Class                             1,382     (806)        576
DWS VIP Alternative Asset Allocation Plus Class A                64       (1)         63
DWS VIP Equity 500 Index Class A                              4,449   (6,262)     (1,813)
DWS VIP Small Cap Index Class A                               1,326   (3,117)     (1,791)
Fidelity VIP Contrafund Service Class                         3,596   (4,772)     (1,176)
Fidelity VIP Equity-Income Service Class                         70     (535)       (465)
Fidelity VIP Growth Service Class                               561     (240)        321
Fidelity VIP Growth Opportunities Service Class                  77     (148)        (71)
Fidelity VIP High Income Service Class                           63   (1,183)     (1,120)
Fidelity VIP Mid Cap Service Class                            6,098     (938)      5,160
Fidelity VIP Overseas Service Class                           1,365     (252)      1,113
FTVIPT Franklin Income Securities Class 1                     1,627   (1,052)        575
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1         731     (304)        427
FTVIPT Mutual Shares Securities Class 1                       7,744     (575)      7,169
FTVIPT Templeton Foreign Securities Class 2                     890   (1,472)       (582)
FTVIPT Templeton Global Bond Securities Class 1               3,298     (579)      2,719
FTVIPT Templeton Growth Securities Class 1                      765     (268)        497
FTVIPT Templeton Growth Securities Class 2                      145      (44)        101
Invesco V.I. Capital Appreciation Series I                    2,564   (3,485)       (921)
Invesco V.I. Core Equity Series I                             1,132   (5,678)     (4,546)
Invesco V.I. International Growth Series I                      507   (2,555)     (2,048)
Janus Aspen Series Balanced Institutional Class               1,382     (395)        987
Janus Aspen Series Balanced Service Class                       254      (19)        235
Janus Aspen Series Enterprise Service Class                     426     (611)       (185)
Janus Aspen Series Global Technology Service Class              129     (296)       (167)
Janus Aspen Series Worldwide Institutional Class                821     (524)        297
Janus Aspen Series Worldwide Service Class                       41   (1,681)     (1,640)
LVIP Baron Growth Opportunities Standard Class                1,016     (661)        355
LVIP Baron Growth Opportunities Service Class                 4,600   (2,164)      2,436
LVIP BlackRock Inflation Protected Bond Standard Class          623     (134)        489
LVIP Cohen & Steers Global Real Estate Standard Class           943     (358)        585
LVIP Columbia Value Opportunities Standard Class              1,460     (502)        958
LVIP Delaware Bond Standard Class                            12,439   (5,471)      6,968
LVIP Delaware Diversified Floating Rate Standard Class        3,463     (393)      3,070
LVIP Delaware Growth and Income Standard Class                  491     (525)        (34)
LVIP Delaware Social Awareness Standard Class                   168      (54)        114
LVIP Delaware Special Opportunities Standard Class              855      (24)        831
LVIP Global Income Standard Class                             5,588     (723)      4,865
LVIP Janus Capital Appreciation Standard Class                  346   (1,277)       (931)

                                                              UNITS    UNITS   NET INCREASE
SUBACCOUNT                                                   ISSUED  REDEEMED   (DECREASE)
-----------------------------------------------------------  ------  --------  ------------
LVIP MFS International Growth Standard Class                    660     (110)        550
LVIP MFS Value Standard Class                                 1,592     (190)      1,402
LVIP Mid-Cap Value Standard Class                               317      (23)        294
LVIP Mondrian International Value Standard Class                728   (2,526)     (1,798)
LVIP Money Market Standard Class                             10,347  (59,811)    (49,464)
LVIP Protected Profile 2030 Standard Class                       --     (664)       (664)
LVIP Protected Profile Conservative Standard Class            2,483     (440)      2,043
LVIP Protected Profile Growth Standard Class                  2,054     (829)      1,225
LVIP Protected Profile Moderate Standard Class               32,684   (2,055)     30,629
LVIP SSgA Bond Index Standard Class                           1,111   (1,025)         86
LVIP SSgA Developed International 150 Standard Class            358      (42)        316
LVIP SSgA Emerging Markets 100 Standard Class                 1,117     (259)        858
LVIP SSgA Global Tactical Allocation Standard Class           3,029     (313)      2,716
LVIP SSgA International Index Standard Class                    372     (218)        154
LVIP SSgA Large Cap 100 Standard Class                          855     (708)        147
LVIP SSgA Moderate Index Allocation Standard Class              570     (114)        456
LVIP SSgA Moderate Structured Allocation Standard Class       4,369     (157)      4,212
LVIP SSgA S&P 500 Index Standard Class                        1,390   (1,593)       (203)
LVIP SSgA Small-Cap Index Standard Class                      1,647     (376)      1,271
LVIP SSgA Small-Mid Cap 200 Standard Class                      118      (60)         58
LVIP T. Rowe Price Growth Stock Standard Class                   71       (4)         67
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class     750     (320)        430
LVIP Templeton Growth Standard Class                            382      (75)        307
LVIP Turner Mid-Cap Growth Standard Class                       346     (466)       (120)
LVIP Wells Fargo Intrinsic Value Standard Class                  49     (431)       (382)
M International Equity                                           --      (67)        (67)
MFS VIT Growth Initial Class                                    595   (1,426)       (831)
MFS VIT Total Return Initial Class                            2,734   (3,809)     (1,075)
MFS VIT Utilities Initial Class                               4,934   (3,277)      1,657
NB AMT Mid-Cap Growth I Class                                   817   (2,405)     (1,588)
NB AMT Partners I Class                                         227   (1,418)     (1,191)
NB AMT Regency I Class                                          389     (298)         91
PIMCO VIT Commodity Real Return Administrative Class          3,290     (997)      2,293
Putnam VT Global Health Care Class IB                            13      (34)        (21)
Putnam VT Growth & Income Class IB                               --      (24)        (24)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                              UNITS    UNITS   NET INCREASE
SUBACCOUNT                                                   ISSUED  REDEEMED   (DECREASE)
-----------------------------------------------------------  ------  --------  ------------
ABVPSF Global Thematic Growth Class A                            53     (807)       (754)
ABVPSF Growth and Income Class A                                368     (359)          9
ABVPSF International Value Class A                            1,107     (677)        430
ABVPSF Large Cap Growth Class A                                  48   (2,241)     (2,193)
ABVPSF Small/Mid Cap Value Class A                            2,221   (2,569)       (348)
American Century VP Inflation Protection Class I              2,306   (5,079)     (2,773)
American Funds Global Growth Class 2                            384     (294)         90
American Funds Global Small Capitalization Class 2            1,121     (924)        197
American Funds Growth Class 2                                11,116  (18,490)     (7,374)
American Funds Growth-Income Class 2                          9,285   (8,050)      1,235
American Funds International Class 2                         19,773   (4,200)     15,573
BlackRock Global Allocation V.I. Class I                      2,979  (11,665)     (8,686)
Delaware VIP Diversified Income Standard Class                6,838   (3,249)      3,589
Delaware VIP Emerging Markets Standard Class                  2,855   (3,472)       (617)
Delaware VIP High Yield Standard Class                        2,821     (965)      1,856
Delaware VIP Limited-Term Diversified Income Standard Class   1,922   (4,471)     (2,549)
Delaware VIP REIT Standard Class                              3,973   (3,644)        329
Delaware VIP Small Cap Value Standard Class                   3,613   (3,107)        506
Delaware VIP Smid Cap Growth Standard Class                  15,397     (512)     14,885
Delaware VIP Trend Standard Class                               260  (17,412)    (17,152)
Delaware VIP U.S. Growth Standard Class                       2,165  (20,412)    (18,247)

                                                              UNITS    UNITS   NET INCREASE
SUBACCOUNT                                                   ISSUED  REDEEMED   (DECREASE)
-----------------------------------------------------------  ------  --------  ------------
Delaware VIP Value Standard Class                               707     (492)       215
DWS VIP Alternative Asset Allocation Plus Class A               158      (15)       143
DWS VIP Equity 500 Index Class A                              2,578   (2,858)      (280)
DWS VIP Small Cap Index Class A                               1,271   (3,614)    (2,343)
Fidelity VIP Contrafund Service Class                        19,730   (7,974)    11,756
Fidelity VIP Equity-Income Service Class                      1,102     (471)       631
Fidelity VIP Growth Service Class                               180     (140)        40
Fidelity VIP Growth Opportunities Service Class                 768     (164)       604
Fidelity VIP High Income Service Class                          139   (1,126)      (987)
Fidelity VIP Mid Cap Service Class                            5,387   (4,499)       888
Fidelity VIP Overseas Service Class                             668     (265)       403
FTVIPT Franklin Income Securities Class 1                     1,825     (890)       935
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1       1,232   (1,389)      (157)
FTVIPT Mutual Shares Securities Class 1                         824     (116)       708
FTVIPT Templeton Foreign Securities Class 2                      55     (301)      (246)
FTVIPT Templeton Global Bond Securities Class 1               3,125     (560)     2,565
FTVIPT Templeton Growth Securities Class 1                    1,011     (279)       732
FTVIPT Templeton Growth Securities Class 2                      144     (346)      (202)
Invesco V.I. Capital Appreciation Series I                    2,778   (4,349)    (1,571)
Invesco V.I. Core Equity Series I                             1,412   (3,452)    (2,040)
Invesco V.I. International Growth Series I                      581     (578)         3
Janus Aspen Series Balanced Institutional Class                 758     (410)       348
Janus Aspen Series Balanced Service Class                        27     (923)      (896)
Janus Aspen Series Enterprise Service Class                      24     (657)      (633)
Janus Aspen Series Global Technology Service Class              215     (327)      (112)
Janus Aspen Series Worldwide Institutional Class              1,044     (794)       250
Janus Aspen Series Worldwide Service Class                       72      (61)        11
LVIP Baron Growth Opportunities Standard Class                7,361     (408)     6,953
LVIP Baron Growth Opportunities Service Class                   221   (1,173)      (952)
LVIP BlackRock Inflation Protected Bond Standard Class           45       --         45
LVIP Cohen & Steers Global Real Estate Standard Class         7,472     (310)     7,162
LVIP Columbia Value Opportunities Standard Class              6,892     (242)     6,650
LVIP Delaware Bond Standard Class                             7,087   (3,154)     3,933
LVIP Delaware Foundation Aggressive Allocation Standard
   Class                                                         --     (573)      (573)
LVIP Delaware Growth and Income Standard Class                  685     (491)       194
LVIP Delaware Social Awareness Standard Class                   344      (73)       271
LVIP Delaware Special Opportunities Standard Class              961       (6)       955
LVIP Janus Capital Appreciation Standard Class                  111     (203)       (92)
LVIP MFS International Growth Standard Class                    337      (42)       295
LVIP MFS Value Standard Class                                 1,269     (164)     1,105
LVIP Mid-Cap Value Standard Class                                81      (27)        54
LVIP Mondrian International Value Standard Class              3,111   (1,197)     1,914
LVIP Money Market Standard Class                             53,325  (21,006)    32,319
LVIP SSgA Bond Index Standard Class                           2,913     (780)     2,133
LVIP SSgA Developed International 150 Standard Class            290     (104)       186
LVIP SSgA Emerging Markets 100 Standard Class                 2,928     (201)     2,727
LVIP SSgA Global Tactical Allocation Standard Class             354     (179)       175
LVIP SSgA International Index Standard Class                    421     (180)       241
LVIP SSgA Large Cap 100 Standard Class                        4,605     (372)     4,233
LVIP SSgA S&P 500 Index Standard Class                        1,726   (1,908)      (182)
LVIP SSgA Small-Cap Index Standard Class                      1,521     (509)     1,012
LVIP SSgA Small-Mid Cap 200 Standard Class                      220     (106)       114
LVIP T. Rowe Price Growth Stock Standard Class                  226      (17)       209
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class     576     (483)        93
LVIP Turner Mid-Cap Growth Standard Class                     4,196     (264)     3,932
LVIP Wells Fargo Intrinsic Value Standard Class                 651      (44)       607
LVIP Protected Profile 2030 Standard Class                       --     (728)      (728)
LVIP Protected Profile Conservative Standard Class            1,302   (5,169)    (3,867)
LVIP Protected Profile Moderate Standard Class               12,922     (485)    12,437
LVIP Protected Profile Growth Standard Class                  2,826   (7,232)    (4,406)
M Capital Appreciation                                           --     (515)      (515)
M International Equity                                           --      (73)       (73)

                                                              UNITS    UNITS   NET INCREASE
SUBACCOUNT                                                   ISSUED  REDEEMED   (DECREASE)
-----------------------------------------------------------  ------  --------  ------------
MFS VIT Growth Initial Class                                    947     (481)        466
MFS VIT Total Return Initial Class                            8,163   (1,274)      6,889
MFS VIT Utilities Initial Class                               4,674   (1,649)      3,025
NB AMT Mid-Cap Growth I Class                                 1,689   (4,270)     (2,581)
NB AMT Partners I Class                                         634     (302)        332
NB AMT Regency I Class                                          234     (545)       (311)
PIMCO VIT Commodity Real Return Administrative Class          6,318     (387)      5,931
Putnam VT Global Health Care Class IB                            27      (26)          1
Putnam VT Growth & Income Class IB                               --      (24)        (24)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 3, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

  /s/ Ernst & Young LLP
--------------------------

Philadelphia, Pennsylvania
April 3, 2012

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)

(2) Not applicable.

(3) (a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)

(4) (a) Policy LN657, including Optional Methods of Settlement-LR650(12)

     (b) Estate Tax Repeal Rider-Policy Form LR511 NY(10)

     (c) No-Lapse Enhancement Rider-Policy Form LR657(12)

     (d) Overloan Protection Rider-Policy Form LR540(5)

(5) (a) Application-LFF06300-18 NY(8)

     (b) Addendum to Application(8)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)

     (b) Bylaws of Lincoln Life & Annuity Company of New York.(1)

(7) Reinsurance Contracts(5)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(9)

     (b) American Century Investments Variable Portfolios, Inc.(13)

     (c) American Funds Insurance Series(9)

     (d) BlackRock Variable Series Funds, Inc.(13)

     (e) Delaware VIP Trust(9)

     (f) DWS Investments VIT Funds(4)

     (g) DWS Variable Series II(9)

     (h) Fidelity Variable Insurance Products(9)

     (i) Franklin Templeton Variable Insurance Products Trust(9)

     (j) Lincoln Variable Insurance Products Trust(9)

     (k) MFS Variable Insurance Trust(9)

     (l) Neuberger Berman Advisers Management Trust(6)

     (m) PIMCO Variable Insurance Trust(13)

(9) (a) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(7).

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(11)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(14).
--------------
(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2,
2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File 333-155333) filed on April 1, 2010.

(5) Incorporated by reference to Registration Statement on For on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(6) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

(7) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(8) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(9) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

(10) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(11) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(12) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-125791) filed on June 14, 2005.

(13) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(14) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(15) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-170695) filed on March 30, 2012.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Dennis R. Glass**                  President and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen**                    Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (15)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield***     Vice President, Chief Compliance Officer and Senior Counsel
Joel Schwartz*              Vice President and Director
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer
Thomas O'Neil*              Senior Vice President and Director

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                             SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 8 to the Registration Statement (File No.: 333-141772; 811-08651; CIK: 0001055225) on Form N-6 to
be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina, on the 26th day of April, 2012. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                       LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                       (REGISTRANT)



                       By:     /s/ Michael L. Parker
                          --------------------------------
                          Michael L. Parker
                          Vice President
                          Lincoln Life & Annuity Company of New York




                       LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                       (DEPOSITOR)



                       By:    /s/ Michael L. Parker
                          --------------------------------
                          Michael L. Parker
                          Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 8 to the Registration Statement (File No.:
333-141772; 811-08651; CIK: 0001055225) has been signed below on April 26,
2012 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                     TITLE
---------                                                     -----
/s/ Dennis R. Glass *                                         President
--------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                     Executive Vice President; Chief Administration Officer and
--------------------------------                              Director
Charles C. Cornelio

/s/ C. Phillip Elam II *                                      Senior Vice President, Chief Investment Officer
--------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                       Executive Vice President, Chief Financial Officer and Director
--------------------------------
Randal J. Freitag

/s/ George W. Henderson, III *                                Director
--------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                           Executive Vice President and Director
--------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                       Director
--------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                      Director
--------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                      Director
--------------------------------
Patrick S. Pittard



*By:     /s/ John L. Reizian
    --------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration Statement

                             POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott
C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778;
333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496;
811-08470

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                 TITLE
---------                                 -----
/s/ Dennis R. Glass                       President and Director
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                   Executive Vice President; Chief Administration Officer and
------------------------------            Director
Charles C. Cornelio

/s/ C. Phillip Elam II                    Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag                     Executive Vice President; Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ George W. Henderson, III              Director
------------------------------
George W. Henderson, III

/s/ Mark E. Konen                         Executive Vice President and Director
------------------------------
Mark E. Konen

/s/ M.Leanne Lachman                      Director
------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia                    Director
------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard                    Director
------------------------------
Patrick S. Pittard


Version: March 2012